As filed with the Securities and Exchange Commission on June 7, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

Annual Report

March 31, 2012

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2012	3

President’s Letter

Dear DoubleLine Funds Shareholder:

On behalf of the team at DoubleLine, I am pleased to deliver this Annual Report. On the following pages, you will find specific information regarding each Fund’s operations and holdings. Investor assets in the DoubleLine Funds grew to $25 billion as of March 31, 2012. In this challenging economic and market environment, DoubleLine continues to strive to deliver superior risk-adjusted returns while working to avoid crossing the double line of risk on the road to successful investing.

Highlights of Financial Markets through our Annual reporting period

•

Agency Mortgage-Backed Securities (Agency MBS): Lower-coupon pass-throughs were the best-performing portion of the MBS Index for the one year period ending March 31, 2012, with higher coupons underperforming. Longer-duration Agency Collateralized Mortgage Obligations (Agency CMOs) outperformed over shorter-duration CMOs as Government interest rates fell across the curve. These securities also benefitted from high income streams over the period.

•

Non-Agency MBS: Overall non-Agency MBS prices were slightly down over the period with prime-backed securities being the best performing collateral. All fixed-rate non-Agency mortgage-backed securities continued to benefit from high income cash flows due to their discounted dollar prices.

•

Treasuries: Government yields declined sharply over the period. A steady but gradual rally early in the period turned explosive in August and September on a combination of weaker-than-expected economic data, aggressive monetary accommodation by the Federal Reserve and intensified European sovereign debt concerns. The 10-year Treasury note moved from a yield above 3.50% at the start of the period to 3.00% in late July and then fell in dramatic fashion to an all-time low closing yield of 1.71% in late September. Treasury yields found a new equilibrium around 2.00% and traded in a narrow range through the remainder of the period. The 10-year yield moved as high as 2.40% in March as investors expressed their disappointment over a perceived Fed retreat from further monetary stimulus. The period ended with additional Fed action still a possibility and renewed anxiety over eurozone sovereign debt with Spain now the focus.

•

Corporates: Both investment grade and high yield corporate bond markets experienced tremendous volatility during the second and third quarters of 2011, driven primarily by concerns regarding the European debt crisis, the U.S. debt ceiling debate and the subsequent loss of the vaunted AAA rating of US sovereign debt. The tone of the corporate market changed considerably, however, in the first quarter of 2012 as investors adopted a “yield grab” mentality with higher beta (lower-rated) sectors of each market generally outperforming. Investors became more cautious toward the end of the quarter, perhaps remembering that 2011 started out in much the same way and mindful of the fact that Europe’s issues embed ample potential for further dislocating shocks.

•

Emerging Markets Debt: Government sovereign bonds outperformed among the EM subsectors. External sovereign bonds (sovereign bonds denominated in US Dollars), represented by the JP Morgan Emerging Markets Bond Index – Global Diversified (EMBI GD), returned 10.94% over the one year period, with comparable returns in the investment grade subindex of 11.15% and in the non-investment grade subindex of 10.60%. Positive returns were broad-based, with the best- and worst-performing regions within the index being Latin

4	DoubleLine Funds

America 15.50% and Europe 5.41%, respectively. Both external sovereign and corporate EM debt benefitted from a decline in the 10-year U.S. Treasury yield of 126 bps. EM corporates underperformed EM sovereign debt as the JP Morgan Corporate Emerging Markets Bond Index-Broad Diversified (CEMBI BD) spread widened by 81 bps over the period versus the EMBI GD, which saw its spread widen by 53 bps. Within the corporate EM space, the high grade credits within the CEMBI BD outperformed their high yield counterparts over the period by 6.78%. Government local currency bonds were the weakest performer: the JP Morgan Global Bond Index Emerging Markets Broad Diversified returned 3.34% over the period, with the bulk of the return coming from carry, offsetting currency depreciation across the index. The weakest-performing regions within the index were Europe and the Middle East with returns of -3.28% and -0.46% respectively.

•

Commodities: As measured by the Standard & Poor’s Goldman Sachs Commodity Index Excess Return, the broad-based commodities market posted a 6.2% decline for the one year period. Positive returns in 14 of the 24 commodities in the index during the first quarter of 2012 helped reduce the trailing twelve-month loss. By far the worst performing commodity was natural gas as it continued to struggle with a material supply and demand imbalance brought on by an unseasonably warm winter.

Performance:

DoubleLine Total Return Bond Fund

For the year ended March 31, 2012, the DoubleLine Total Return Bond Fund “I” share has outperformed the Barclays’ Capital U.S. Aggregate Bond Index (“Barclays US Aggregate Index”) by 2.47% (10.18% versus 7.71%). This outperformance was due to both major sectors of the portfolio: the Agency MBS and the non-Agency MBS. The longer duration of the Agency MBS portion of the Fund drove the outperformance of that sector. The non-Agency MBS sector has continued to generate high income streams, which more than offset the slight price decline in that sector over the period.

Period Ended: 3-31-2012	1 year (Annualized)
I-Share	10.18%
N-Share	9.83%
Barclays US Aggregate Index	7.71%

DoubleLine Core Fixed Income Fund

The DoubleLine Core Fixed Income Fund “I” share outperformed the Barclays US Aggregate Index by 3.48% (11.19% versus 7.71%) for the one year period ending March 31, 2012. The Fund’s outperformance over the period was due to both the allocation across the various sectors of the fixed income market and security selection. The allocation to Emerging Markets drove a portion of the Fund’s outperformance along with the outperformance of both the MBS and Corporate sectors of the U.S. market.

Period Ended: 3-31-12	1 year (Annualized)
I-Share	11.19%
N-Share	10.85%
Barclays US Aggregate Index	7.71%

Annual Report	March 31, 2012	5

President’s Letter  (Cont.)

DoubleLine Emerging Markets Fixed Income Fund

The DoubleLine Emerging Markets Fixed Income Fund “I” share underperformed the JP Morgan EMBI Global Diversified Index by 2.98% (7.96% versus 10.94%) for the one year period ending March 31, 2012. Despite positive performance by both EM corporate and sovereign/quasi sovereign debt for the year, driven by a more than 100 bps decline in the 10-year U.S. Treasury yield, the Fund’s underperformance was driven predominately by corporate debt spread widening of 81 bps versus sovereign and quasi-sovereign debt spread widening of 53 bps. In addition, the Fund’s performance was affected by weaker returns from its high yield corporate positions versus the benchmark’s high yield sovereign and quasi-sovereign positions.

Period Ended: 3-31-12	1 year (Annualized)
I-Share	7.96%
N-Share	7.71%
JP Morgan Emerging Markets Bond Global Diversified Index	10.94%

DoubleLine Multi-Asset Growth Fund

The DoubleLine Multi-Asset Growth Fund “I” share underperformed the Blended Benchmark (60% Barclays US Aggregate Index/25% Morgan Stanley Capital International All Country World Index/15% S&P Goldman Sachs Commodity Index Total Return) by 1.23% (2.67% versus 3.90%) for the one year period ending March 31, 2012. The underperformance was largely due to a large cash position held throughout the reporting period, and an underweight in global equities.

Period Ended: 3-31-12	1 year (Annualized)
I-Share	2.67%
A-Share
No Load	2.57%
With Load	-1.79%
Blended Benchmark*	3.90%

*	Blended Benchmark: 60% Barclays US Aggregate Index/25% Morgan Stanley Capital International All Country World Index/15% S&P Goldman Sachs Commodity Index Total Return.

DoubleLine Low Duration Bond Fund

The DoubleLine Low Duration Bond Fund “I” share outperformed the BofA Merrill Lynch 1-3 Year US Treasury Index by 2.33% (2.44% versus 0.11%) for the six-month period ending March 31, 2012. The outperformance of the Fund was due to allocations across various fixed income sectors. Specifically, allocations to MBS, Commercial MBS, as well as Emerging Markets, none of which are represented in the BofA Merrill Lynch 1-3 Year US Treasury Index, drove the outperformance of the Fund.

6	DoubleLine Funds

Period Ended: 3-31-12	From 9-30-2011 (inception) to 3-31-12 (Annualized)
I-Share	2.44%
N-Share	2.25%
BofA ML 1-3 Year US Treasury Index	0.11%

On behalf of the team at DoubleLine, we thank you for your support of the Funds and the trust you have placed in us. If you have any questions please do not hesitate to call 877-DLINE11 (354-6311) or visit our website at www.doublelinefunds.com.

Sincerely,

Ronald R. Redell

President

May 1, 2012

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2012 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should note, including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and certain non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Emerging Markets Fixed Income Fund and the Multi-Asset Growth Fund are non-diversified meaning each may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, these Funds may be more susceptible to any single economic, political or regulatory event than a more diversified fund, and a decline in the market value of one of the Fund’s investments may affect that Fund’s value more than if the Fund were a diversified fund. The Core Fixed Income Fund, Emerging Markets Fixed Income Fund and Multi-Asset Growth Fund may invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets. The Funds may invest in securities related to real estate, which may decline in value as a result of factors affecting the real estate industry. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Funds’ investments in derivatives potentially could lose more than the amount invested. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. For more details regarding the risks of the Funds, please consult the current prospectus.

Annual Report	March 31, 2012	7

President’s Letter  (Cont.)

JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index—This index is an uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Morgan Stanley Capital International All Country World Index—This index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets.

Standard & Poor’s Goldman Sachs Commodity Index (GSCI) Excess Return—This Index measures the returns accrued from investing in uncollateralized nearby commodity futures.

JP Morgan Corporate Emerging Markets Bond Index—Broad Diversified (CEMBI GD)—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index—Global Diversified (EMBI GD)—This index tracks total returns for US dollar denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities.

Barclays Capital US Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Standard & Poor’s Goldman Sachs Commodity Index (GSCI) Total Return—This is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. This index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the index a valuable economic indicator and commodities market benchmark.

BofA Merrill Lynch 1-3 Year US Treasury Index—This Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

JP Morgan Global Bond Index Emerging Markets—JP Morgan Global Bond Index Emerging Markets (GBI-EM) Broad Diversified—The GBI-EM is a benchmark that tracks local currency bonds issued by emerging markets governments. The GBI-EM Broad Diversified is the all-encompassing index containing all eligible countries with eligible instruments.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

A basis point (bps) equals 0.01%.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Correlation is a statistical measure of how two securities move in relation to each other.

Beta is a measure of the historical price volatility of a security, portfolio or other asset and the asset’s correlation relative to a given market or market index. A higher beta security or portfolio generally has more volatility than the market as a whole. A lower beta security or portfolio generally has less volatility than the market as a whole.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities or sectors discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security or sector mentioned within this material is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

8	DoubleLine Funds

Schedule of Investments DoubleLine Total Return Bond Fund	March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.1%

	Atrium Corporation,
$3,104,125	Series 3A-A1	0.82%	#^	10/27/2016	3,057,563

	Avenue Ltd.,
9,668,357	Series 2004-1A-A1L	0.85%	#^	02/15/2017	9,560,071

	Black Diamond Ltd.,
2,008,833	Series 2005-1A-A1	0.74%	#^	06/20/2017	1,943,546

	Galaxy Ltd.,
6,833,432	Series 2005-5A-A1	0.82%	#^	10/20/2017	6,696,763

	Gulf Stream Compass Ltd.,
663,229	Series 2002-1A-A	1.05%	#^	12/19/2014	658,255

	Marathon Financing B.V.,
206,662	Series 2006-1A-A1	0.75%	#^	10/05/2026	200,690

	Sargas II Ltd.,
5,999,718	Series 2006-1A-D	1.81%	#^	10/20/2018	5,924,721
2,142,756	Series 2006-1X-D	1.81%	#	10/20/2018	2,115,972

	Total Collateralized Loan Obligations (Cost $30,152,806)				30,157,581

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS 37.4%

	ACE Securities Corporation,
43,345,728	Series 2006-HE1-A2C	0.43%	#	02/25/2036	39,899,548

	Adjustable Rate Mortgage Trust,
6,200,000	Series 2005-2-6M2	1.22%	#	06/25/2035	2,667,420
9,685,729	Series 2005-7-3A1	5.12%	#	10/25/2035	7,345,429
49,855,496	Series 2006-1-2A1	3.23%	#	03/25/2036	29,343,774
45,037,130	Series 2007-1-3A1	5.66%	#	03/25/2037	28,976,417
6,980,848	Series 2007-3-1A1	3.56%	#^	11/25/2037	3,549,070

	Aegis Asset Backed Securities Trust,
663,255	Series 2003-2-M2	2.79%	#	11/25/2033	456,561
6,291,428	Series 2004-1-M2	2.27%	#	04/25/2034	4,247,724
935,144	Series 2004-2-M2	1.54%	#	06/25/2034	448,131

	American General Mortgage Loan Trust,
12,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	12,643,656
12,000,000	Series 2010-1-A4	5.65%	#^	03/25/2058	12,416,064

	American Home Mortgage Investment Trust,
7,875,251	Series 2005-1-7A2	2.74%	#	06/25/2045	5,482,065
15,164,258	Series 2005-4-3A1	0.54%	#	11/25/2045	9,344,686
3,073,793	Series 2006-2-3A4	6.60%	#	06/25/2036	1,625,203
14,306,054	Series 2007-A-13A1	6.10%	#^	01/25/2037	8,338,591

	Amortizing Residential Collateral Trust,
20,063,163	Series 2002-BC7-M1	1.44%	#	10/25/2032	12,420,462

	Argent Securities, Inc.,
707,783	Series 2004-W6-M1	0.79%	#	05/25/2034	531,128

	Asset Backed Securities Corporation Home Equity Loan Trust,
8,249,312	Series 2003-HE6-M1	1.22%	#	11/25/2033	6,293,643
1,795,165	Series 2004-HE3-M2	1.92%	#	06/25/2034	1,231,973

	Asset Securitization Corporation,
1,941,045	Series 1997-D5-A2	7.15%	#	02/14/2043	1,959,157

	Banc of America Alternative Loan Trust,
10,088,435	Series 2005-10-4A1	5.75%		11/25/2035	8,773,554
8,177,100	Series 2005-5-2CB1	6.00%		06/25/2035	6,548,381
14,450,914	Series 2005-6-2CB2	6.00%		07/25/2035	13,043,540
5,757,026	Series 2005-6-4CB1	6.50%		07/25/2035	4,770,747
5,551,791	Series 2005-8-2CB1	6.00%		09/25/2035	4,538,875
4,526,961	Series 2006-5-CB14	6.00%	#	06/25/2046	3,172,977
8,019,598	Series 2006-6-CB3	6.00%		06/25/2046	6,226,572
24,250,000	Series 2006-7-A4	6.00%	#	10/25/2036	16,139,139
13,232,498	Series 2006-8-1A1	6.26%	#I/F I/O	11/25/2036	2,332,548
4,570,516	Series 2006-8-1A2	0.69%	#	11/25/2036	2,542,322
20,595,119	Series 2006-9-1CB1	6.00%		01/25/2037	13,762,122
3,445,984	Series 2007-2-2A1	6.00%		06/25/2037	1,950,906

	Banc of America Commercial Mortgage, Inc.,
5,303,000	Series 2002-2-G	5.85%	^	07/11/2043	5,370,974
236,917,192	Series 2005-4-XP	0.35%	# I/O	07/10/2045	306,097
255,498,198	Series 2006-1-XP	0.35%	# I/O	09/10/2045	493,623

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Commercial Mortgage, Inc., (Cont.)
$108,440,121	Series 2006-4-XP	0.61%	# I/O	07/10/2046	658,448
334,442,425	Series 2007-5-XW	0.58%	#^ I/O	02/10/2051	5,112,621

	Banc of America Funding Corporation,
367,764	Series 2005-6-2A9	5.50%		10/25/2035	370,232
24,918,339	Series 2006-2-3A1	6.00%		03/25/2036	23,534,736
925,380	Series 2006-2-4A1	22.07%	#I/F	03/25/2036	1,129,655
4,091,469	Series 2006-2-6A2	5.50%		03/25/2036	4,056,188
8,053,938	Series 2006-3-6A1	6.32%	#	03/25/2036	8,240,084
5,026,806	Series 2006-7-T2A5	6.04%	#	10/25/2036	3,058,580
5,147,681	Series 2006-7-T2A8	5.91%	#	10/25/2036	3,109,068
4,743,186	Series 2006-8T2-A8	6.10%	#	10/25/2036	3,241,555
2,660,797	Series 2006-B-7A1	5.59%	#	03/20/2036	2,128,841
25,119,237	Series 2006-D-6A1	5.27%	#	05/20/2036	16,087,779
2,684,166	Series 2006-G-2A1	0.46%	#	07/20/2036	2,149,154
1,404,948	Series 2006-H-3A1	5.98%	#	09/20/2046	1,010,384
3,180,485	Series 2007-1-TA10	5.84%	#	01/25/2037	1,983,877
4,436,723	Series 2007-3-TA1B	5.83%	#	04/25/2037	3,161,700
6,017,729	Series 2007-5-1A1	5.50%		07/25/2037	4,280,675
6,657,890	Series 2009-R14-3A	16.00%	#^ I/F	06/26/2035	7,426,541
6,107,936	Series 2009-R15A-4A2	5.75%	^	12/26/2036	3,703,901
4,849,231	Series 2010-R1-3A	13.91%	#^ I/F	07/26/2036	4,201,859

	Banc of America Mortgage Securities, Inc.,
5,182,677	Series 2004-K-4A1	5.25%	#	12/25/2034	4,825,894
18,693,438	Series 2006-1-A9	6.00%		05/25/2036	15,491,402
6,458,077	Series 2007-1-2A5	5.75%		01/25/2037	6,321,847

	BCAP LLC Trust,
8,539,798	Series 2007-AA2-2A7	6.00%		04/25/2037	6,003,162
9,245,501	Series 2007-AA2-2A8	5.75%		04/25/2037	6,381,503
18,000,000	Series 2008-RR3-A1B	6.62%	#	10/25/2036	13,700,817
7,486,436	Series 2010-RR10-5A1	7.78%	#^	04/27/2037	6,101,445
13,735,685	Series 2010-RR12-3A15	7.39%	#^	08/26/2037	12,876,813
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,063,240

	BCRR Trust,
10,500,000	Series 2010-LEAF-32A	4.23%	^	12/22/2032	10,458,903

	Bear Stearns Adjustable Rate Mortgage Trust,
23,586,515	Series 2006-4-4A1	5.65%	#	10/25/2046	18,416,268

	Bear Stearns Alt-A Trust,
7,055,875	Series 2004-11-2A3	2.74%	#	11/25/2034	5,788,615
31,024,482	Series 2006-6-2A1	4.99%	#	11/25/2036	18,791,917

	Bear Stearns Asset Backed Securities Trust,
19,075,927	Series 2004-AC4-A2	5.50%	#	08/25/2034	19,535,562
48,179,469	Series 2005-AC2-1A	5.25%	#	04/25/2035	44,894,641
15,508,228	Series 2005-AC2-2A1	5.25%	#	04/25/2035	14,400,219
24,363,485	Series 2006-AC1-1A1	5.75%	#	02/25/2036	16,320,611
3,435,926	Series 2007-SD1-1A2A	6.00%		10/25/2036	2,465,258
1,866,649	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,239,133
10,649,887	Series 2007-SD1-23A1	5.53%	#	10/25/2036	7,528,847

	Bear Stearns Commercial Mortgage Securities, Inc.,
2,041,141	Series 2001-TOP2-C	6.83%	#	02/15/2035	2,049,344
4,047,311	Series 2002-TOP8-A2	4.83%		08/15/2038	4,086,325
10,000,000	Series 2004-BA5A-G	0.94%	#^	09/15/2019	9,982,580
11,000,000	Series 2004-BA5A-H	1.19%	#^	09/15/2019	10,973,545
19,175,000	Series 2004-PWR3-A4	4.72%		02/11/2041	20,160,461
10,370,000	Series 2004-PWR4-A3	5.47%	#	06/11/2041	11,143,898
38,525,969	Series 2004-PWR5-X2	1.05%	# I/O	07/11/2042	181,727
101,324,329	Series 2004-PWR6-X2	0.85%	# I/O	11/11/2041	507,128
16,500,000	Series 2004-T14-A4	5.20%	#	01/12/2041	17,551,710
92,744,349	Series 2004-T16-X2	0.95%	# I/O	02/13/2046	452,129
19,890,951	Series 2005-PWR7-X2	0.39%	# I/O	02/11/2041	50,304
10,000,000	Series 2007-PW17-AM	5.92%	#	06/11/2050	10,511,125
12,815,000	Series 2007-PW17-AMFL	0.93%	#^	06/11/2050	10,832,026
14,958,018	Series 2007-T28-A2	5.59%		09/11/2042	15,121,464

	Capital Trust,
20,553,184	Series 2005-3A-A2	5.16%	^	06/25/2035	20,681,641

	CD Commercial Mortgage Trust,
4,258,175	Series 2005-CD1-A2FL	0.36%	#	07/15/2044	4,246,680
6,931,054	Series 2006-CD2-AAB	5.54%	#	01/15/2046	7,134,349
5,149,993	Series 2007-CD4-ASB	5.28%		12/11/2049	5,367,266
560,758,638	Series 2007-CD5-XP	0.32%	#^ I/O	11/15/2044	2,830,710

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	9

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Centex Home Equity,
$2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,717,363

	Chase Funding Mortgage Loan Asset-Backed Certificates,
4,088,871	Series 2003-4-2M1	1.14%	#	03/25/2033	2,378,093

	Chase Mortgage Finance Corporation,
22,000,000	Series 2005-A1-2A4	2.80%	#	12/25/2035	17,875,330
27,787,960	Series 2007-A2-6A4	4.02%	#	07/25/2037	24,310,519
10,000,000	Series 2007-S3-1A5	6.00%		05/25/2037	8,279,445
4,971,177	Series 2007-S3-2A1	5.50%		05/25/2037	4,893,379
12,316,072	Series 2007-S5-1A18	6.00%		07/25/2037	10,315,277

	Chaseflex Trust,
1,928,562	Series 2006-1-A2A	5.94%	#	06/25/2036	1,885,716
8,378,327	Series 2006-1-A5	6.16%	#	06/25/2036	7,844,820
13,331,898	Series 2006-2-A2B	0.44%	#	09/25/2036	8,641,790
10,682,448	Series 2007-1-1A1	6.50%		02/25/2037	6,541,071
22,354,549	Series 2007-M1-2F4	6.35%	#	08/25/2037	15,408,756

	Citi Mortgage Alternative Loan Trust,
13,140,552	Series 2006-A2-A2	6.00%		05/25/2036	8,324,671
8,968,323	Series 2006-A5-3A3	6.00%		10/25/2036	6,678,652
13,710,486	Series 2007-A1-1A5	6.00%		01/25/2037	8,888,940
6,684,769	Series 2007-A1-1A7	6.00%		01/25/2037	4,333,947
17,103,840	Series 2007-A1-1A9	5.16%	#I/F I/O	01/25/2037	2,933,290
15,375,039	Series 2007-A3-1A1	6.00%	#	03/25/2037	10,865,271
35,382,889	Series 2007-A3-1A3	5.16%	#I/F I/O	03/25/2037	5,996,324
13,865,796	Series 2007-A3-1A4	5.75%		03/25/2037	9,630,814
3,623,904	Series 2007-A5-1A11	6.00%		05/25/2037	2,550,690
1,909,884	Series 2007-A8-A1	6.00%		10/25/2037	1,401,683

	Citicorp Mortgage Securities, Inc.,
31,719,661	Series 2005-1-1A4	5.50%		02/25/2035	32,226,780
6,903,552	Series 2006-7-1A1	6.00%		12/25/2036	6,129,516

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	6.04%	#	09/25/2036	5,550,829

	Citigroup Commercial Mortgage Trust,
8,409,649	Series 2006-C4-ASB	5.92%	#	03/15/2049	8,949,409
5,220,575	Series 2006-C5-AMP3	5.68%	#^	10/15/2049	4,903,898
7,000,000	Series 2009-RR1-CA4B	5.32%	# ^	12/17/2049	7,004,407

	Citigroup Mortgage Loan Trust, Inc.,
6,263,092	Series 2005-5-2A2	5.75%		08/25/2035	4,471,732
2,876,026	Series 2005-9-21A1	5.50%		11/25/2035	2,294,614
7,506,436	Series 2006-FX1-A6	5.85%	#	10/25/2036	4,987,231
3,825,000	Series 2006-WF1-A2D	5.92%	#	03/25/2036	2,202,850
21,282,978	Series 2006-WF2-A2D	6.16%	#	05/25/2036	12,092,616
2,132,869	Series 2007-12-2A1	6.50%	^	10/25/2036	1,434,489
2,222,541	Series 2007-2-2A	6.00%		11/25/2036	2,138,424
2,747,739	Series 2007-9-2A2	6.50%	^	05/25/2037	1,417,833
9,179,907	Series 2007-OPX1-A3A	5.97%	#	01/25/2037	4,750,409
103,383,695	Series 2007-WFH3-A2	0.40%	#	06/25/2037	76,236,739
20,000,000	Series 2008-AR4-1A1B	3.04%	# ^	11/25/2038	11,188,950
4,562,003	Series 2010-12-3A1	4.00%	^	04/25/2037	4,662,824
4,152,827	Series 2010-2-5A1	5.50%	# ^	12/25/2035	4,287,409
205,000,000	Series 2010-8-5A4	11.27%	# ^	11/25/2036	146,574,999
35,636,905	Series 2010-8-5A6	4.00%	^	11/25/2036	36,671,783
171,000,000	Series 2010-8-6A4	9.57%	# ^	12/25/2036	113,928,749
161,494,456	Series 2010-8-76I2	1.00%	^ I/O	06/25/2037	3,718,426
151,506,267	Series 2010-8-7A4	9.26%	# ^	06/25/2037	107,281,587
10,058,213	Series 2011-12-1A1	3.50%	# ^	04/25/2036	10,132,710
13,654,060	Series 2011-12-3A1	5.59%	^	09/25/2047	13,791,304

	Commercial Mortgage Acceptance Corporation,
20,183,738	Series 1998-C2-F	5.44%	# ^	09/15/2030	20,971,045

	Commercial Mortgage Pass-Through Certificates,
97,520,000	Series 2002-LC4-XA	2.72%	# ^ I/O	12/10/2044	15,512,506
308,623,006	Series 2005-LP5-XC	0.23	# ^ I/O	05/10/2043	2,979,755
2,500,000	Series 2006-CN2A-A2FX	5.45%	^	02/05/2019	2,432,413
1,346,220	Series 2007-C9-A2	5.81%	#	12/10/2049	1,353,231

	Countrywide Alternative Loan Trust,
58,680,472	Series 2004-36CB-1A1	6.00%		02/25/2035	49,495,599
14,513,108	Series 2005-20CB-2A1	0.74%	#	07/25/2035	10,052,766
29,630,929	Series 2005-20CB-2A2	4.76%	# I/F I/O	07/25/2035	3,753,699

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$4,730,907	Series 2005-20CB-4A1	5.25%		07/25/2020	4,575,270
10,687,216	Series 2005-26CB-A11	12.61%	# I/F	07/25/2035	10,837,614
15,131,043	Series 2005-28CB-1A2	0.99%	#	08/25/2035	10,411,875
3,670,488	Series 2005-28CB-3A6	6.00%		08/25/2035	2,570,791
1,935,854	Series 2005-60T1-A7	34.16%	# I/F	12/25/2035	3,073,819
2,789,314	Series 2005-64CB-1A14	5.50%		12/25/2035	1,976,236
40,483,404	Series 2005-64CB-1A4	5.50%		12/25/2035	28,682,593
7,154,321	Series 2005-73CB-1A5	1.04%	#	01/25/2036	4,626,016
17,998,791	Series 2005-73CB-1A6	4.46%	# I/F I/O	01/25/2036	2,305,998
3,895,399	Series 2005-79CB-A5	5.50%		01/25/2036	2,426,637
8,323,262	Series 2005-85CB-2A6	20.75%	# I/F	02/25/2036	10,519,595
5,188,809	Series 2005-86CB-A5	5.50%		02/25/2036	3,610,137
11,113,981	Series 2005-J10-1A11	5.50%		10/25/2035	8,975,006
2,739,158	Series 2005-J10-1A13	0.94%	#	10/25/2035	1,752,909
1,582,908	Series 2005-J10-1A15	5.50%		10/25/2035	1,452,876
4,128,144	Series 2005-J11-1A3	5.50%		11/25/2035	3,885,087
3,356,243	Series 2005-J11-6A1	6.50%		09/25/2032	2,931,126
4,874,521	Series 2005-J13-2A5	0.72%	#	11/25/2035	3,542,648
9,749,041	Series 2005-J13-2A6	4.78%	# I/F I/O	11/25/2035	1,306,048
7,479,655	Series 2005-J1-7A1	5.50%		01/25/2020	6,876,013
4,241,440	Series 2005-J2-1A5	0.74%	#	04/25/2035	3,093,687
13,050,584	Series 2005-J2-1A6	4.76%	# I/F I/O	04/25/2035	1,955,663
10,583,420	Series 2006-12CB-A3	5.75%	#	05/25/2036	6,226,707
4,962,102	Series 2006-15CB-A1	6.50%		06/25/2036	3,000,266
3,991,963	Series 2006-18CB-A12	0.84%	#	07/25/2036	1,928,078
3,991,963	Series 2006-18CB-A13	5.26%	# I/F I/O	07/25/2036	688,874
3,882,154	Series 2006-19CB-A15	6.00%		08/25/2036	2,931,368
6,261,151	Series 2006-24CB-A11	5.75%		06/25/2036	4,061,399
17,485,393	Series 2006-24CB-A14	6.91%	# I/F I/O	06/25/2036	4,164,064
14,694,760	Series 2006-24CB-A22	6.00%		06/25/2036	9,695,860
15,771,892	Series 2006-24CB-A5	0.84%	#	06/25/2036	7,917,238
5,940,989	Series 2006-26CB-A17	6.25%		09/25/2036	3,473,741
7,568,927	Series 2006-26CB-A9	6.50%		09/25/2036	4,728,089
16,032,052	Series 2006-29T1-1A2	6.25%		10/25/2036	10,417,699
2,037,886	Series 2006-29T1-2A12	44.58%	# I/F	10/25/2036	3,447,840
1,248,248	Series 2006-29T1-2A23	32.32%	# I/F	10/25/2036	1,823,076
14,448,718	Series 2006-30T1-1A2	6.25%		11/25/2036	11,377,015
9,173,134	Series 2006-32CB-A1	0.91%	#	11/25/2036	4,485,667
15,300,788	Series 2006-32CB-A2	5.09%	# I/F I/O	11/25/2036	2,487,983
5,965,532	Series 2006-36T2-2A1	6.25%		12/25/2036	3,960,347
5,369,999	Series 2006-39CB-1A10	6.00%		01/25/2037	3,614,799
26,634,649	Series 2006-39CB-2A2	6.31%	# I/F I/O	01/25/2037	5,672,664
9,070,355	Series 2006-39CB-2A4	0.69%	#	01/25/2037	1,635,598
9,298,768	Series 2006-40T1-1A11	6.00%		01/25/2037	6,702,733
14,313,600	Series 2006-40T1-1A4	5.21%	# I/F I/O	01/25/2037	2,254,943
10,387,906	Series 2006-45T1-1A4	0.84%	#	02/25/2037	5,233,126
10,387,906	Series 2006-45T1-1A5	5.16%	# I/F I/O	02/25/2037	1,742,817
4,584,948	Series 2006-6CB-1A4	5.50%		05/25/2036	3,338,548
28,569,319	Series 2006-J1-1A3	5.50%		02/25/2036	20,165,768
4,360,828	Series 2006-J4-2A2	6.00%		07/25/2036	2,836,516
2,721,498	Series 2007-11T1-A24	38.45%	# I/F	05/25/2037	4,550,762
28,645,213	Series 2007-16CB-2A1	0.69%	#	08/25/2037	12,487,365
8,294,938	Series 2007-16CB-2A2	52.57%	# I/F	08/25/2037	18,254,477
27,398,250	Series 2007-17CB-1A10	28.79%	# I/F	08/25/2037	43,722,382
4,518,742	Series 2007-18CB-2A25	6.00%		08/25/2037	3,263,243
2,506,543	Series 2007-19-1A10	37.55%	# I/F	08/25/2037	3,740,853
61,595,163	Series 2007-19-2A1	6.50%		08/25/2037	34,250,021
13,231,634	Series 2007-21CB-2A2	27.43%	# I/F	09/25/2037	17,199,097
49,563,590	Series 2007-22-2A16	6.50%		09/25/2037	34,661,801
23,095,188	Series 2007-4CB-2A1	7.00%		03/25/2037	8,535,959
16,617,788	Series 2007-5CB-1A18	5.41%	# I/FI/O	04/25/2037	3,040,946
16,617,789	Series 2007-5CB-1A23	0.79%	#	04/25/2037	7,859,583
1,162,015	Series 2007-8CB-A12	38.75%	# I/F	05/25/2037	1,876,257
1,240,433	Series 2007-8CB-A8	38.63%	# I/F	05/25/2037	1,989,929
1,714,928	Series 2007-9T1-1A4	0.74%	#	05/25/2037	786,336
1,714,928	Series 2007-9T1-1A5	5.26%	# I/F I/O	05/25/2037	258,800
46,974,224	Series 2007-9T1-1A6	6.00%		05/25/2037	30,507,903
4,845,915	Series 2007-9T1-2A1	6.00%		05/25/2037	3,194,406
5,684,239	Series 2007-9T1-3A1	5.50%		05/25/2022	5,050,531
27,432,533	Series 2007-HY5R-2A1A	5.54%	#	03/25/2047	26,498,771

	Countrywide Asset-Backed Certificates,
6,970,439	Series 2003-BC6-M1	1.07%	#	11/25/2033	6,135,864
3,673,360	Series 2005-13-AF3	5.43%	#	04/25/2036	2,759,846
3,153,692	Series 2006-2-2A2	0.43%	#	06/25/2036	2,698,864

10	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans,
$9,301,476	Series 2002-32-2A6	5.00%		01/25/2018	9,575,075
12,708,642	Series 2005-20-A8	5.25%		10/25/2035	10,858,708
44,812,669	Series 2005-23-A1	5.50%		11/25/2035	40,486,925
3,722,972	Series 2005-27-2A1	5.50%		12/25/2035	3,317,275
6,887,824	Series 2005-28-A7	5.25%		01/25/2019	5,999,453
59,587,093	Series 2005-HYB1-4A1	2.84%	#	03/25/2035	43,249,325
5,617,646	Series 2005-HYB8-1A1	2.68%	#	12/20/2035	3,950,363
14,070,932	Series 2005-J3-2A4	4.50%		09/25/2035	11,871,505
9,700,000	Series 2005-J4-A5	5.50%		11/25/2035	8,705,823
3,250,670	Series 2005-R1-1AF1	0.60%	#^	03/25/2035	2,558,503
3,291,150	Series 2005-R1-1AS	5.69%	#^ I/O	03/25/2035	454,804
6,112,333	Series 2006-J3-A4	5.50%		05/25/2036	5,779,339
2,960,972	Series 2007-15-1A16	6.25%		09/25/2037	2,565,818
12,855,439	Series 2007-15-1A29	6.25%		09/25/2037	11,101,089
3,437,941	Series 2007-18-1A1	6.00%		11/25/2037	3,100,171
41,342,306	Series 2007-7-A1	6.00%		06/25/2037	36,381,953
13,112,448	Series 2007-7-A2	5.75%		06/25/2037	11,547,090
25,529,480	Series 2007-8-1A4	6.00%		01/25/2038	20,837,328
7,000,000	Series 2007-9-A11	5.75%		07/25/2037	6,107,710
68,095,670	Series 2007-J1-2A1	6.00%		02/25/2037	47,982,013
3,201,367	Series 2007-J3-A1	0.74%	#	07/25/2037	2,077,492
16,006,834	Series 2007-J3-A2	5.26%	# I/F I/O	07/25/2037	2,746,121

	Credit Suisse First Boston Mortgage Backed Trust,
7,319,131	Series 2006-3-A4B	6.11%	#	11/25/2036	4,112,558
5,364,929	Series 2006-4-A6A	5.68%	#	12/25/2036	3,128,277
17,110,916	Series 2007-1-1A1A	5.90%	#	05/25/2037	9,293,691

	Credit Suisse First Boston Mortgage Securities Corporation,
3,050,000	Series 1998-C2-F	6.75%	#^	11/15/2030	3,309,980
7,887,000	Series 2001-CF2-F	6.56%	^	02/15/2034	7,860,618
1,235,000	Series 2001-CF2-G	6.93%	^	02/15/2034	1,219,411
642,460	Series 2002-34-CB2	5.87%	#	01/25/2033	581,695
209,230	Series 2002-CKN2-A3	6.13%		04/15/2037	209,060
14,867,607	Series 2002-CKS4-A2	5.18%		11/15/2036	14,993,737
4,567,977	Series 2003-CPN1-A2	4.60%		03/15/2035	4,651,865
532,508	Series 2004-AR8-2A1	2.71%	#	09/25/2034	526,321
6,702,959	Series 2005-10-5A4	5.50%		11/25/2035	5,024,960
1,992,259	Series 2005-10-5A5	5.50%		11/25/2035	1,545,597
15,761,867	Series 2005-12-7A1	7.00%		01/25/2036	7,212,788
2,780,304	Series 2005-5-2A11	5.00%		07/25/2035	2,769,347
188,235,819	Series 2005-C2-ASP	0.74%	#^ I/O	04/15/2037	91,106
10,277,652	Series 2005-C4-A3	5.12%	#	08/15/2038	10,304,152
57,164,307	Series 2005-C4-ASP	0.39%	#^ I/O	08/15/2038	56,993

	Credit Suisse Mortgage Capital Certificates,
8,697,446	Series 2005-1R-2A5	5.75%	^	12/26/2035	6,987,380
37,832,328	Series 2006-1-2A1	6.00%		02/25/2036	26,675,159
6,216,883	Series 2006-2-3A1	6.50%		03/25/2036	3,861,309
7,516,789	Series 2006-2-5A1	0.94%	#	03/25/2036	4,198,878
42,015,395	Series 2006-2-5A2	5.06%	# I/F I/O	03/25/2036	7,718,568
23,685,731	Series 2006-2-5A4	6.00%		03/25/2036	17,095,389
7,209,024	Series 2006-3-4A3	5.50%		04/25/2036	6,419,848
9,708,213	Series 2006-4-1A8	6.00%	#	05/25/2036	6,010,476
33,940,951	Series 2006-4-4A1	7.00%		05/25/2036	14,896,191
32,132,139	Series 2006-4-6A1	6.00%		05/25/2036	27,860,958
27,756,748	Series 2006-6-1A4	6.00%		07/25/2036	19,389,088
16,438,712	Series 2006-6-3A1	7.00%		07/25/2036	6,221,773
1,140,941	Series 2006-7-3A11	6.00%		08/25/2036	923,509
3,384,352	Series 2006-9-2A1	5.50%		11/25/2036	2,931,952
11,349,771	Series 2006-9-4A1	6.00%		11/25/2036	10,058,831
4,805,246	Series 2006-9-6A15	38.45%	# I/F	11/25/2036	7,348,017
5,963,456	Series 2006-TF2A-SVA1	0.47%	#^	10/15/2021	5,618,240
15,535,993	Series 2007-1-1A4	6.13%	#	02/25/2037	9,589,739
32,512,710	Series 2007-1-3A1	6.00%		02/25/2022	25,292,190
18,378,040	Series 2007-1-5A14	6.00%		02/25/2037	14,324,065
4,180,984	Series 2007-2-2A1	5.00%		03/25/2037	4,086,626
11,112,517	Series 2007-5-2A5	5.00%		08/25/2037	9,499,569
1,357,495,400	Series 2007-C1-ASP	0.57%	# I/O	02/15/2040	10,194,790
5,125,847	Series 2009-1R-4A2	4.86%	#^	07/20/2035	3,915,732
7,303,608	Series 2010-1R-5A1	5.00%	#^	01/27/2036	7,570,536
64,085,130	Series 2010-2R-4A17	8.01%	#^	03/26/2037	36,989,424
97,400,000	Series 2010-4R-3A17	9.94%	#^	06/26/2037	67,561,413
48,088,546	Series 2010-4R-8A17	9.94%	#^	06/26/2037	33,812,331
11,053,210	Series 2010-6R-2A6A	6.25%	^	07/26/2037	11,132,622
34,804,009	Series 2010-7R-4A17	8.22%	#^	04/26/2037	22,436,178

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit-Based Asset Servicing and Securitization LLC,
$1,313,745	Series 2005-CB6-A4	5.16%	#	07/25/2035	1,207,782
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	7,537,540

	Crest Ltd.,
2,326,995	Series 2003-2A-A1	0.95%	#^	12/28/2018	2,143,744

	DBUBS Mortgage Trust,
205,360,869	Series 2011-LC2A-XA	1.62%	#^ I/O	07/10/2044	15,443,035

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
40,759,000	Series 2005-4-A5	5.50%	#	09/25/2035	29,982,443
3,626,687	Series 2005-5-1A6	34.16%	# I/F	11/25/2035	4,809,731
3,375,539	Series 2005-5-2A1	0.44%	#	11/25/2035	1,637,226
10,187,743	Series 2005-5-2A2	5.06%	# I/F I/O	11/25/2035	965,725
2,406,393	Series 2006-AB2-A2	6.16%	#	06/25/2036	1,430,669
4,868,230	Series 2006-AB4-A1A	6.01%	#	10/25/2036	2,806,634
4,842,813	Series 2006-AB4-A3	5.90%	#	10/25/2036	2,772,832
7,155,086	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	4,096,770
14,290,526	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	8,163,549
26,987,425	Series 2006-AF1-A3	0.42%	#	04/25/2036	23,503,497
5,766,438	Series 2007-1-1A2	0.40%	#	08/25/2037	5,567,516
68,000,000	Series 2007-1-1A3A	0.45%	#	08/25/2037	42,981,576

	Deutsche Mortgage Securities, Inc.,
42,947,546	Series 2006-PR1-3A1	11.79%	#^ I/F	04/15/2036	45,041,702
12,361,153	Series 2006-PR1-4AI1	11.77%	#^ I/F	04/15/2036	13,525,924
20,270,568	Series 2006-PR1-4AI2	14.14%	#^ I/F	04/15/2036	23,009,411
951,114	Series 2006-PR1-5AI1	18.62%	#^ I/F	04/15/2036	1,072,770
8,219,554	Series 2006-PR1-5AI3	12.23%	#^ I/F	04/15/2036	7,934,091
136,058,203	Series 2006-PR1-5AI4	11.79%	#^ I/F	04/15/2036	146,512,029

	DLJ Commercial Mortgage Corporation,
1,158,406	Series 1998-CF1-B4	7.60%	#^	02/15/2031	1,185,606
4,000,000	Series 2000-CKP1-B1	7.95%	#	11/10/2033	4,038,162

	Ellington Loan Acquisition Trust,
2,747,160	Series 2007-1-A2A2	1.04%	#^	05/27/2037	2,515,501

	Extended Stay American Trust,
35,675,676	Series 2010-ESHA-A	2.95%	^	11/05/2027	36,121,836
284,734,527	Series 2010-ESHA-XA1	3.33%	#^ I/O	01/05/2013	6,047,192
102,500,000	Series 2010-ESHA-XB1	1.37%	#^ I/O	01/05/2016	854,235

	First Horizon Alternative Mortgage Securities,
21,544,309	Series 2005-AA4-1A1	2.35%	#	05/25/2035	14,386,643
3,998,809	Series 2005-FA8-2A1	5.00%		11/25/2020	3,861,322
1,063,017	Series 2006-FA1-1A6	0.99%	#	04/25/2036	1,003,944
6,645,469	Series 2006-FA2-1A5	6.00%		05/25/2036	4,608,433
1,877,033	Series 2006-FA7-A8	6.25%		12/25/2036	1,374,651
21,834,986	Series 2006-RE1-A1	5.50%		05/25/2035	18,696,076
2,651,524	Series 2007-FA3-A4	6.00%		06/25/2037	1,732,736
2,811,692	Series 2007-FA4-1A13	6.25%		08/25/2037	1,800,070
4,078,310	Series 2007-FA4-1A5	6.25%		08/25/2037	2,610,970

	First Horizon Asset Securities, Inc.,
722,757	Series 2005-6-1A1	5.50%		11/25/2035	731,360

	First Union Commercial Mortgage Securities, Inc.,
4,636,001	Series 2000-C2-G	8.70%	#	10/15/2032	4,638,011
1,500,000	Series 2001-C1-F	6.84%		03/15/2033	1,517,663

	GE Capital Commercial Mortgage Corporation,
707,088	Series 2002-2-A3	5.35%		08/11/2036	711,637
7,000,000	Series 2004-C3-B	5.51%	#	07/10/2039	7,434,945
8,273,000	Series 2007-C1-AAB	5.48%		12/10/2049	8,651,763

	GMAC Commercial Mortgage Securities, Inc.,
4,240,180	Series 2001-C1-D	7.03%	#	04/15/2034	4,235,090
102,790	Series 2003-C3-A3	4.65%		04/10/2040	103,684
4,935,838	Series 2004-C3-A4	4.55%		12/10/2041	4,991,610

	GMAC Mortgage Corporation Loan Trust,
1,449,181	Series 2004-J2-A6	16.30%	# I/F	06/25/2034	1,529,255

	Greenwich Capital Commercial Funding Corporation,
6,575,000	Series 2003-C2-B	5.03%		01/05/2036	6,837,681
4,000,000	Series 2003-C2-C	5.07%	#	01/05/2036	4,139,286
7,936,000	Series 2004-FL2A-D	0.55%	#^	11/05/2019	7,806,961
6,500,000	Series 2004-FL2A-G	0.72%	#^	11/05/2019	5,874,895

	GS Mortgage Securities Corporation,
2,903,855	Series 2008-2R-1A1	7.50%	#^	09/25/2036	2,590,784

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	11

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation II,
$219,029,179	Series 2006-GG6-XC	0.15%	#^ I/O	04/10/2038	339,714
36,295,184	Series 2011-GC3-X	1.32%	#^ I/O	03/10/2044	1,976,799
118,552,949	Series 2012-GC6-XA	2.41%	#^ I/O	01/10/2045	16,935,111

	GSAA Home Equity Trust,
1,746,291	Series 2005-12-AF3	5.07%	#	09/25/2035	1,632,665
47,133,245	Series 2005-7-AF2	4.48%	#	05/25/2035	45,662,711
45,361,000	Series 2005-7-AF3	4.75%	#	05/25/2035	41,703,338
15,791,129	Series 2006-10-AF3	5.98%	#	06/25/2036	8,950,736
11,301,982	Series 2006-10-AF4	6.30%	#	06/25/2036	6,403,839
22,316,110	Series 2006-15-AF4	5.96%	#	09/25/2036	12,137,163
3,634,366	Series 2006-18-AF3A	5.77%	#	11/25/2036	2,081,547
7,525,471	Series 2006-18-AF6	5.68%	#	11/25/2036	3,993,075
1,747,712	Series 2006-4-4A1	0.34%	#	03/25/2036	1,687,579
16,074,589	Series 2007-10-A1A	6.00%		11/25/2037	11,727,594
7,171,306	Series 2007-10-A2A	6.50%		11/25/2037	4,609,676

	GSMPS Mortgage Loan Trust,
26,805,642	Series 2005-RP2-1AF	0.59%	#^	03/25/2035	22,040,430
26,805,642	Series 2005-RP2-1AS	5.26%	#^ I/O	03/25/2035	3,809,334
14,770,971	Series 2005-RP3-1AF	0.59%	#^	09/25/2035	11,640,537
14,770,971	Series 2005-RP3-1AS	5.11%	#^ I/O	09/25/2035	2,219,532
56,930,173	Series 2006-RP1-1AS	4.98%	#^ I/O	01/25/2036	9,080,852
56,930,173	Series 2006-RP1-AF1	0.59%	#^	01/25/2036	45,062,424

	GSR Mortgage Loan Trust,
12,921,222	Series 2005-1F-3A3	6.00%		01/25/2035	12,859,161
2,537,711	Series 2005-6F-3A5	6.00%		07/25/2035	2,570,958
28,578,071	Series 2005-6F-3A9	6.66%	# I/F I/O	07/25/2035	5,796,662
2,959,437	Series 2005-6F-4A1	0.74%	#	07/25/2035	2,555,546
3,091,509	Series 2005-7F-3A1	0.74%	#	09/25/2035	2,622,132
8,958,849	Series 2005-8F-4A1	6.00%		11/25/2035	7,517,836
13,041,887	Series 2006-1F-1A2	5.50%		02/25/2036	12,952,857
3,909,021	Series 2006-2F-2A3	5.75%		02/25/2036	3,584,619
8,459,669	Series 2006-2F-3A3	6.00%		02/25/2036	6,657,984
44,523,738	Series 2006-6F-2A3	6.00%		07/25/2036	36,312,648
45,587,171	Series 2006-7F-2A1	6.00%		08/25/2036	38,851,780
20,629,049	Series 2006-7F-3A4	6.25%		08/25/2036	16,735,708
21,824,826	Series 2006-9F-2A1	6.00%		10/25/2036	19,935,113
967,134	Series 2006-9F-8A1	5.50%		08/25/2021	926,835
20,028,270	Series 2007-1F-2A2	5.50%		01/25/2037	19,189,106
119,109,502	Series 2007-4F-3A11	6.00%		07/25/2037	99,351,438

	Harborview Mortgage Loan Trust,
6,590,982	Series 2005-14-3A1A	2.90%	#	12/19/2035	4,562,983

	Home Equity Asset Trust,
2,791,416	Series 2003-3-M1	1.53%	#	08/25/2033	2,114,246
5,094,557	Series 2004-7-M2	1.23%	#	01/25/2035	4,170,692

	Homebanc Mortgage Trust,
3,711,372	Series 2005-1-M2	0.73%	#	03/25/2035	2,341,187
7,536,634	Series 2006-1-3A1	5.56%	#	04/25/2037	6,145,835

	HSBC Asset Loan Obligation,
5,728,470	Series 2006-2-2A1	5.50%		12/25/2021	5,313,322
98,829,578	Series 2007-2-3A6	6.00%		09/25/2037	81,952,203
14,546,308	Series 2007-AR1-3A1	6.12%	#	01/25/2037	10,926,830

	IMPAC Trust,
2,621,703	Series 2002-9F-A1	5.22%	#	12/25/2032	2,667,091

	Indymac Mortgage Loan Trust,
53,127,504	Series 2006-AR3-1A1	2.76%	#	12/25/2036	35,544,160
18,259,346	Series 2007-A-1	6.00%		08/25/2037	15,294,658
1,354,706	Series 2007-F2-1A2	6.00%		07/25/2037	1,043,560
40,168,352	Series 2007-F2-2A1	6.50%		07/25/2037	21,587,356

	Jefferies & Company, Inc.,
12,088,599	Series 2010-R1-1A1	6.00%	#^	03/26/2037	12,754,233
2,674,086	Series 2010-R6-1A2	6.00%	^	09/26/2037	2,669,914

	JP Morgan Alternative Loan Trust,
30,335,154	Series 2005-S1-2A11	6.00%		12/25/2035	23,620,983
9,724,803	Series 2005-S1-2A9	6.00%		12/25/2035	7,572,383
9,666,684	Series 2006-S1-1A8	5.75%		03/25/2036	6,562,760
6,500,000	Series 2006-S2-A4	6.19%	#	05/25/2036	3,306,612
14,745,000	Series 2006-S4-A3A	5.78%	#	12/25/2036	12,706,526

	JP Morgan Chase Commercial Mortgage Securities Corporation,
6,000,000	Series 2001-C1-F	7.12%	#^	10/12/2035	6,012,360
4,870,007	Series 2001-CIB2-C	6.74%	#	04/15/2035	4,879,810

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
$683,696	Series 2001-CIBC-E	7.30%	#	03/15/2033	683,585
10,000,000	Series 2001-CIBC-F	7.77%	#	03/15/2033	9,978,610
4,711,671	Series 2002-CIB5-A2	5.16%		10/12/2037	4,774,334
2,000,000	Series 2003-LN1-D	5.20%	#	10/15/2037	2,007,400
1,125,000	Series 2004-C3-A4	4.66%		01/15/2042	1,124,861
1,300,238	Series 2004-CB8-A1A	4.16%	^	01/12/2039	1,353,701
29,447,000	Series 2004-CBX-A5	4.65%		01/12/2037	29,809,080
24,549,452	Series 2004-CBX-X1	0.89%	#^ I/O	01/12/2037	384,874
256,052,501	Series 2005-LDP3-X2	0.30%	# I/O	08/15/2042	217,901
115,190,026	Series 2005-LDP4-X1	0.16%	#^ I/O	10/15/2042	842,845
306,356,627	Series 2006-CB14-X2	0.16%	# I/O	12/12/2044	217,513
338,005,296	Series 2006-CB16-X2	0.70%	# I/O	05/12/2045	2,461,355
2,885,662	Series 2006-FL1-AG	0.71%	#^	02/15/2020	2,452,831
167,953,486	Series 2006-LDP8-X	0.74%	# I/O	05/15/2045	3,377,881
10,000,000	Series 2007-C1-ASB	5.86%		02/15/2051	10,823,015
187,161,488	Series 2007-CB18-X	0.43%	# I/O	06/12/2047	2,333,249
2,965,535	Series 2007-CB20-ASB	5.69%		02/12/2051	3,197,717
1,125,488,194	Series 2007-CB20-X1	0.21%	#^ I/O	02/12/2051	11,556,513
15,000,000	Series 2011-CCHP-A	2.60%	#^	07/15/2028	14,980,568
5,000,000	Series 2011-CCHP-B	3.50%	#^	07/15/2028	4,964,548
4,774,171	Series 2011-PLSD-A1	2.19%	^	11/13/2044	4,844,418

	JP Morgan Commercial Mortgage Finance Corporation,
306,670	Series 1997-C5-F	7.56%		09/15/2029	310,379

	JP Morgan Mortgage Acquisition Corporation,
16,000,000	Series 2006-CH2-AF3	5.46%	#	10/25/2036	8,841,936
6,332,368	Series 2006-WF1-A5	6.41%	#	07/25/2036	3,329,866
15,000,000	Series 2007-CH1-AF5	5.73%	#	11/25/2036	10,995,158

	JP Morgan Mortgage Trust,
214,761	Series 2003-A1-4A2	4.50%	#	10/25/2033	214,320
6,091,659	Series 2005-S2-2A13	5.50%		09/25/2035	6,065,903
6,385,011	Series 2006-S2-3A3	6.00%		07/25/2036	5,115,722
22,126,506	Series 2006-S4-A8	0.62%	#	01/25/2037	14,664,242
22,126,506	Series 2006-S4-A9	6.38%	# I/F I/O	01/25/2037	4,565,481
6,094,560	Series 2007-A2-2A1	2.88%	#	04/25/2037	4,559,389
3,829,464	Series 2007-S3-1A9	6.00%		08/25/2037	3,028,853
15,765,695	Series 2007-S3-2A2	5.50%		08/25/2022	15,003,393

	JP Morgan Research Trust,
27,546,803	Series 2010-1-1A4	6.00%	^	02/26/2037	14,212,663
20,452,000	Series 2010-2-3A9	6.00%	^	07/26/2036	9,583,255
9,683,162	Series 2010-8-2A3	4.50%	#^	11/26/2034	9,848,996
9,228,491	Series 2012-2-3A3	2.59%	#^	10/26/2036	9,179,580

	LB-UBS Commercial Mortgage Trust,
565,000	Series 2004-C2-A4	4.37%		03/15/2036	595,554
120,192,562	Series 2005-C2-XCP	0.47%	# I/O	04/15/2040	17,188
53,494,286	Series 2005-C5-XCP	0.61%	# I/O	09/15/2040	102,388
178,101,667	Series 2006-C7-XCL	0.34%	#^ I/O	11/15/2038	3,179,471
784,305,145	Series 2007-C7-XCL	0.12%	#^ I/O	09/15/2045	6,678,358

	Lehman Mortgage Trust,
9,233,471	Series 2005-2-3A5	5.50%		12/25/2035	7,009,996
16,571,761	Series 2005-3-2A1	6.00%		01/25/2036	15,529,911
2,573,034	Series 2005-3-2A3	5.50%		01/25/2036	2,515,669
8,391,878	Series 2005-3-2A7	6.00%		01/25/2036	7,348,839
4,723,113	Series 2006-1-1A1	0.99%	#	02/25/2036	2,954,810
14,169,338	Series 2006-1-1A2	4.51%	# I/F I/O	02/25/2036	2,264,491
7,155,121	Series 2006-1-3A4	5.50%		02/25/2036	6,355,136
10,314,981	Series 2006-4-1A3	5.16%	# I/F I/O	08/25/2036	1,433,984
6,555,978	Series 2006-4-1A4	6.00%		08/25/2036	4,617,825
14,877,443	Series 2006-5-2A1	0.59%	#	09/25/2036	5,139,457
30,989,551	Series 2006-5-2A2	6.91%	# I/F I/O	09/25/2036	8,100,470
28,352,294	Series 2006-6-3A9	5.50%		10/25/2036	18,526,665
7,269,118	Series 2006-7-2A2	0.69%	#	11/25/2036	3,012,279
21,606,397	Series 2006-7-2A5	6.31%	# I/F I/O	11/25/2036	5,035,025
7,587,871	Series 2006-9-1A19	29.57%	# I/F	01/25/2037	11,225,054
8,429,576	Series 2006-9-1A5	0.84%	#	01/25/2037	4,301,958
25,038,680	Series 2006-9-1A6	4.91%	# I/F I/O	01/25/2037	4,061,449
9,579,941	Series 2006-9-2A1	0.62%	#	01/25/2037	3,983,100
21,236,270	Series 2006-9-2A2	6.38%	# I/F I/O	01/25/2037	4,663,750
23,271,947	Series 2007-10-2A1	6.50%		01/25/2038	20,869,375
6,783,090	Series 2007-2-1A1	5.75%		02/25/2037	4,676,737
6,315,096	Series 2007-4-2A11	0.57%	#	05/25/2037	2,135,292
21,580,803	Series 2007-4-2A8	6.43%	# I/F I/O	05/25/2037	6,126,190

12	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust, (Cont.)
$2,500,317	Series 2007-4-2A9	0.57%	#	05/25/2037	1,222,249
33,824,146	Series 2007-5-11A1	5.98%	#	06/25/2037	22,346,260
5,003,298	Series 2007-5-4A3	38.63%	# I/F	08/25/2036	7,890,914
1,793,746	Series 2007-5-7A3	7.50%		10/25/2036	1,600,764
1,795,568	Series 2007-6-1A8	6.00%		07/25/2037	1,406,133

	Lehman XS Trust,
3,850,296	Series 2005-10-2A3B	5.55%	#	01/25/2036	2,849,592
16,500,000	Series 2005-4-2A3A	5.00%	#	10/25/2035	9,052,882
6,831,690	Series 2006-11-2A1	0.37%	#	06/25/2046	6,206,744
6,660,938	Series 2006-5-2A4A	5.89%	#	04/25/2036	5,674,679

	MASTR Adjustable Rate Mortgages Trust,
8,031,513	Series 2005-2-2A1	2.59%	#	03/25/2035	5,189,755

	MASTR Alternative Loans Trust,
3,983,617	Series 2005-2-3A1	6.00%		03/25/2035	3,775,784
2,758,515	Series 2005-5-2A3	5.50%		07/25/2025	2,729,820
11,154,327	Series 2005-6-1A5	5.50%		12/25/2035	8,963,930
5,784,059	Series 2006-3-1A2	6.25%		07/25/2036	4,407,381
14,378,709	Series 2007-1-1A5	5.75%		10/25/2036	12,274,946
13,107,285	Series 2007-1-2A7	6.00%		10/25/2036	10,926,502

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.37%	#	12/25/2032	3,389,552
10,359,579	Series 2006-NC1-A3	0.43%	#	01/25/2036	8,778,433

	MASTR Asset Securitization Trust,
1,161,420	Series 2003-1-30B2	5.75%		02/25/2033	1,159,860
1,262,629	Series 2007-1-1A1	5.50%		11/25/2037	1,080,513
11,853,232	Series 2007-1-1A3	6.25%		11/25/2037	9,981,660

	MASTR Seasoned Securitization Trust,
1,467,394	Series 2005-2-1A4	6.00%		10/25/2032	1,326,725
4,147,709	Series 2005-2-2A1	0.64%	#	10/25/2032	3,428,907

	Merrill Lynch Mortgage Investors Trust,
207,162,991	Series 1998-C1-IO	0.69%	# I/O	11/15/2026	5,490,751
7,293,259	Series 2006-F1-1A2	6.00%		04/25/2036	6,195,838

	Merrill Lynch Mortgage Trust,
19,000,000	Series 2003-KEY1-A4	5.24%	#	11/12/2035	20,058,576
326,744,301	Series 2004-BPC1-XP	1.06%	#^ I/O	10/12/2041	246,365
10,000,000	Series 2004-KEY2-A4	4.86%	#	08/12/2039	10,751,895
326,291,328	Series 2005-MCP1-XP	0.83%	# I/O	06/12/2043	2,645,244

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
2,593,761	Series 2006-4-A2FL	0.36%	#	12/12/2049	2,592,988

	Morgan Stanley Capital, Inc.,
1,485,000	Series 1999-LIFE-G	7.05%	#^	04/15/2033	1,489,430
1,907,461	Series 2003-NC6-M2	3.17%	#	06/25/2033	1,367,612
176,337,301	Series 2004-HQ4-X2	0.51%	#^ I/O	04/14/2040	353,380
242,615	Series 2004-IQ8-A4	4.90%		06/15/2040	242,400
3,692,212	Series 2005-IQ10-AAB	5.18	#	09/15/2042	3,850,519
578,612	Series 2005-RR6-A2FL	0.46	#^	05/24/2043	529,430
364,649,852	Series 2006-HQ10-X1	0.18	#^ I/O	11/12/2041	6,754,409
8,945,943	Series 2007-HQ12-A2FL	0.49%	#	04/12/2049	8,635,953
17,891,886	Series 2007-HQ12-A2FX	5.60%	#	04/12/2049	18,189,786
481,753,484	Series 2007-IQ16-X2	0.37%	#^ I/O	12/12/2049	3,975,912
10,000,000	Series 2008-T29-AAB	6.46%	#	01/11/2043	11,136,585

	Morgan Stanley Mortgage Loan Trust,
5,286,131	Series 2005-10-1A1	0.94%	#	12/25/2035	3,284,028
2,323,326	Series 2005-6AR-1A1	0.52%	#	11/25/2035	1,951,450
7,928,320	Series 2006-11-1A6	6.23%	#	08/25/2036	3,800,119
23,383,032	Series 2006-11-2A1	6.00%		08/25/2036	16,031,313
11,883,245	Series 2006-17XS-A3A	5.65%	#	10/25/2046	7,519,794
3,574,981	Series 2006-17XS-A6	5.58%	#	10/25/2046	2,086,831
1,763,706	Series 2006-2-2A3	5.75%		02/25/2036	1,507,860
77,875,776	Series 2006-7-3A	5.67%	#	06/25/2036	53,782,218
6,324,989	Series 2006-7-4A4	6.00%		06/25/2036	4,392,661
6,520,448	Series 2006-7-4A7	6.00%		06/25/2036	4,389,980
8,690,074	Series 2007-13-6A1	6.00%		10/25/2037	5,693,197
5,491,563	Series 2007-1XS-2A3	5.92%	#	09/25/2046	2,769,035
4,144,650	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	2,368,406
3,257,317	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	2,787,365
12,409,023	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	6,875,914
7,258,108	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	4,050,253

	Morgan Stanley Re-Remic Trust,
6,045,795	Series 2010-R9-1A	4.00%	#^	08/26/2036	6,139,260
8,643,376	Series 2010-R9-1B	7.43%	#^	08/26/2036	4,840,291

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Re-Remic Trust, (Cont.)
$70,000,000	Series 2010-R9-3C	8.51%	#^	11/26/2036	49,000,000
10,550,288	Series 2011-R1-1A	5.94%	#^	02/26/2037	9,811,768

	Multi Security Asset Trust,
4,970,022	Series 2005-RR4A-A3	5.00%	^	11/28/2035	4,970,022

	New York Mortgage Trust,
2,015,296	Series 2005-2-A	0.57%	#	08/25/2035	1,782,379

	Newcastle Mortgage Securities Trust,
66,165,270	Series 2006-1-A3	0.42%	#	03/25/2036	63,149,821

	Nomura Asset Acceptance Corporation,
2,662,274	Series 2005-AP1-2A5	4.86%	#	02/25/2035	2,549,967
22,069,510	Series 2006-AF1-1A2	6.16%	#	05/25/2036	11,233,502
4,484,919	Series 2006-AF1-1A3	6.41%	#	05/25/2036	2,314,424
22,448,570	Series 2006-AP1-A2	5.52%	#	01/25/2036	13,954,806
4,872,299	Series 2006-AP1-A3	5.65%	#	01/25/2036	3,061,791
2,404,943	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,381,738

	Nomura Asset Securities Corporation,
20,331,000	Series 1998-D6-A2	7.32%	#	03/15/2030	21,156,489
4,115,000	Series 1998-D6-A3	7.53%	#	03/15/2030	4,311,473

	Nomura Home Equity Loan, Inc.,
23,248,512	Series 2006-AF1-A2	5.80%	#	10/25/2036	9,826,076
4,315,155	Series 2007-1-1A1	6.06%	#	02/25/2037	2,090,090
21,507,726	Series 2007-1-1A3	5.99%	#	02/25/2037	10,364,692

	Option One Mortgage Loan Trust,
1,441,246	Series 2002-2-A	0.78%	#	06/25/2032	1,127,147
3,450,487	Series 2004-3-M3	0.89%	#	11/25/2034	2,675,742

	PHH Alternative Mortgage Trust,
2,523,556	Series 2007-2-3A1	6.00%		05/25/2037	1,956,050
52,260,428	Series 2007-3-A2	0.43%	#	07/25/2037	37,557,218

	Popular ABS Mortgage Pass-Thru Trust,
1,505,924	Series 2005-5-AF6	5.33%	#	11/25/2035	1,363,929

	Prime Mortgage Trust,
5,165,476	Series 2006-1-2A5	6.00%		06/25/2036	4,776,741
5,789,561	Series 2006-DR1-2A1	5.50%	^	05/25/2035	5,013,928

	Prudential Commercial Mortgage Trust,
1,705,252	Series 2003-PWR1-A1	3.67%		02/11/2036	1,720,591

	Prudential Mortgage Capital Funding, LLC,
926,285	Series 2001-ROCK-F	8.15%	# ^	05/10/2034	925,836

	RBSGC Structured Trust,
71,765,290	Series 2008-B-A1	6.00%	^	06/25/2037	60,119,578

	Renaissance Home Equity Loan Trust,
1,984,356	Series 2006-1-AF6	5.75%	#	05/25/2036	1,300,124
11,300,000	Series 2006-4-AF4	5.47%	#	01/25/2037	5,118,567
22,252,000	Series 2006-4-AF5	5.69%	#	01/25/2037	10,422,770
18,490,000	Series 2007-2-AF2	5.68%	#	06/25/2037	7,747,051
10,000,000	Series 2007-2-AF5	6.20%	#	06/25/2037	4,563,385

	Residential Accredit Loans, Inc.,
16,446,178	Series 2004-QS15-A1	5.25%		11/25/2034	15,447,492
1,437,869	Series 2005-QS12-A11	48.49%	# I/F	08/25/2035	2,623,105
6,615,019	Series 2005-QS13-1A6	5.50%		09/25/2035	4,863,332
11,484,815	Series 2005-QS13-2A1	0.94%	#	09/25/2035	6,065,802
47,087,740	Series 2005-QS13-2A2	4.81%	# I/F I/O	09/25/2035	7,957,593
20,120,670	Series 2005-QS14-2A1	6.00%		09/25/2035	13,718,122
10,083,174	Series 2005-QS15-2A	6.00%		10/25/2035	6,069,783
10,473,322	Series 2005-QS15-3A	6.00%		10/25/2035	7,533,670
11,345,470	Series 2005-QS16-A1	0.94%	#	11/25/2035	6,925,292
11,343,509	Series 2005-QS16-A2	4.56%	# I/F I/O	11/25/2035	1,544,631
5,177,457	Series 2005-QS17-A1	6.00%		12/25/2035	4,063,328
3,727,327	Series 2005-QS17-A10	6.00%		12/25/2035	2,759,426
15,589,297	Series 2005-QS17-A11	6.00%		12/25/2035	11,541,115
11,080,381	Series 2005-QS17-A2	1.09%	#	12/25/2035	6,588,948
11,080,381	Series 2005-QS17-A4	4.91%	# I/F I/O	12/25/2035	1,761,393
8,915,617	Series 2005-QS17-A6	6.00%		12/25/2035	6,600,437
6,846,117	Series 2005-QS1-A5	5.50%		01/25/2035	6,421,733
5,184,663	Series 2005-QS5-A3	5.70%		04/25/2035	4,160,856
4,354,756	Series 2005-QS9-A1	0.74%	#	06/25/2035	3,332,739
10,886,891	Series 2005-QS9-A4	4.76%	# I/F I/O	06/25/2035	1,637,902
4,192,037	Series 2006-QS10-A4	5.75%		08/25/2036	2,745,595
4,615,605	Series 2006-QS12-1A1	6.50%		09/25/2036	2,540,431

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	13

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
$10,768,571	Series 2006-QS12-2A18	5.75%		09/25/2036	6,340,653
17,095,697	Series 2006-QS14-A18	6.25%		11/25/2036	10,612,504
9,065,675	Series 2006-QS15-A1	6.50%		10/25/2036	5,884,235
3,378,487	Series 2006-QS16-A10	6.00%		11/25/2036	2,242,468
12,013,365	Series 2006-QS16-A11	6.00%		11/25/2036	7,911,822
3,506,835	Series 2006-QS16-A7	6.00%		11/25/2036	2,273,252
3,789,549	Series 2006-QS16-A8	6.00%		11/25/2036	2,495,740
1,499,596	Series 2006-QS16-A9	6.00%		11/25/2036	987,611
8,403,813	Series 2006-QS17-A4	6.00%		12/25/2036	5,202,851
46,687,949	Series 2006-QS17-A5	6.00%		12/25/2036	28,904,790
4,699,070	Series 2006-QS1-A6	41.00%	# I/F	01/25/2036	7,259,889
32,666,443	Series 2006-QS3-1A11	6.00%		03/25/2036	24,055,389
6,748,165	Series 2006-QS4-A8	1.34%	# I/F	04/25/2036	5,418,784
20,524,586	Series 2006-QS5-A3	6.00%		05/25/2036	13,889,388
26,005,871	Series 2006-QS8-A1	6.00%		08/25/2036	16,418,859
45,097,978	Series 2006-QS8-A5	5.31%	# I/F I/O	08/25/2036	7,459,404
15,579,847	Series 2006-QS9-1A6	5.06%	# I/F I/O	07/25/2036	2,568,972
45,823,668	Series 2007-QS1-1A2	5.21%	# I/F I/O	01/25/2037	8,438,470
4,711,610	Series 2007-QS1-1A4	6.00%		01/25/2037	3,299,283
12,039,172	Series 2007-QS1-2A10	6.00%		01/25/2037	7,990,013
2,006,723	Series 2007-QS2-A6	6.25%		01/25/2037	1,298,032
74,997,748	Series 2007-QS3-A1	6.50%		02/25/2037	48,587,478
11,958,858	Series 2007-QS3-A4	6.25%		02/25/2037	7,614,893
9,449,964	Series 2007-QS5-A1	5.50%		03/25/2037	5,707,934
3,898,495	Series 2007-QS5-A5	0.54%	#	03/25/2037	1,756,266
12,947,794	Series 2007-QS5-A8	6.46%	# I/F I/O	03/25/2037	2,924,674
3,368,822	Series 2007-QS6-A13	52.99%	# I/F	04/25/2037	6,728,475
15,002,964	Series 2007-QS6-A45	5.75%		04/25/2037	9,643,305
23,910,089	Series 2007-QS6-A6	6.25%		04/25/2037	15,896,706
1,651,394	Series 2007-QS6-A77	53.82%	# I/F	04/25/2037	3,269,960
16,337,115	Series 2007-QS7-2A1	6.75%		06/25/2037	9,010,319
13,627,193	Series 2007-QS9-A33	6.50%		07/25/2037	8,479,848

	Residential Asset Mortgage Products, Inc.,
962,581	Series 2004-RS4-AI6	5.07%	#	04/25/2034	899,434
5,606,949	Series 2004-RS5-AI6	5.55%	#	05/25/2034	4,441,750
11,301,258	Series 2004-RS7-AI6	5.22%	#	07/25/2034	10,109,862
1,756,568	Series 2004-RS8-AI4	5.06%	#	06/25/2032	1,722,359
1,828,850	Series 2004-RS9-AI4	4.77%	#	10/25/2032	1,576,753
2,619,386	Series 2004-RS9-AI6	4.72%	#	07/25/2034	2,235,086
4,213,073	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	3,167,919
7,550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	5,546,981
12,709,703	Series 2006-RS5-A3	0.41%	#	09/25/2036	9,122,110

	Residential Asset Securities Corporation,
938,124	Series 2002-KS1-AI6	6.08%	#	06/25/2032	780,779
3,894,822	Series 2003-KS11-MI1	5.13%	#	01/25/2034	3,347,771
7,290,856	Series 2005-AHL3-A2	0.48%	#	11/25/2035	6,680,152
2,788,692	Series 2006-KS4-A3	0.39%	#	06/25/2036	2,589,237

	Residential Asset Securitization Trust,
10,900,386	Series 2005-A11-2A4	6.00%		10/25/2035	5,920,120
10,214,699	Series 2005-A12-A7	4.76%	# I/F I/O	11/25/2035	1,200,386
7,790,579	Series 2005-A12-A8	0.79%	#	11/25/2035	5,273,902
8,719,228	Series 2005-A15-5A3	5.75%		02/25/2036	5,944,299
6,552,718	Series 2005-A7-A3	5.50%		06/25/2035	5,766,838
11,605,616	Series 2005-A8CB-A11	6.00%		07/25/2035	9,785,362
12,814,488	Series 2005-A8CB-A2	4.76%	# I/F I/O	07/25/2035	1,694,827
10,776,152	Series 2006-A10-A5	6.50%		09/25/2036	7,112,282
1,988,999	Series 2006-A1-1A3	6.00%		04/25/2036	1,398,044
14,910,842	Series 2006-A12-A1	6.25%		11/25/2036	10,070,239
15,749,485	Series 2006-A13-A1	6.25%		12/25/2036	10,472,604
29,713,303	Series 2006-A1-3A2	6.00%		04/25/2036	21,704,498
24,105,805	Series 2006-A14C-2A6	0.69%	#	12/25/2036	7,228,716
53,197,895	Series 2006-A14C-2A7	6.31%	# I/F I/O	12/25/2036	12,383,395
15,185,782	Series 2006-A2-A11	6.00%		01/25/2046	10,632,287
2,026,156	Series 2006-A4-2A5	6.00%		05/25/2036	1,359,918
8,912,465	Series 2006-A8-1A1	6.00%		08/25/2036	6,832,674
12,168,249	Series 2006-R1-A1	27.43%	# I/F	01/25/2046	15,477,141
83,383,515	Series 2007-A2-1A2	6.00%		04/25/2037	64,021,071
2,036,591	Series 2007-A3-1A2	44.53%	# I/F	04/25/2037	3,674,489
34,051,818	Series 2007-A5-1A4	5.86%	# I/F I/O	05/25/2037	7,257,856
8,794,190	Series 2007-A5-1A6	0.64%	#	05/25/2037	2,129,887
4,486,898	Series 2007-A5-2A3	6.00%		05/25/2037	3,399,200
8,766,752	Series 2007-A5-2A5	6.00%		05/25/2037	6,641,547
17,006,364	Series 2007-A7-A1	6.00%		07/25/2037	12,365,174

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust,
$15,320,610	Series 2003-S16-A1	4.75%		09/25/2018	15,720,623
28,882,464	Series 2005-S9-A6	5.75%		12/25/2035	27,769,926
2,233,384	Series 2005-S9-A8	5.50%		12/25/2035	2,127,753
29,252,029	Series 2006-S11-A1	6.00%		11/25/2036	25,687,494
802,874	Series 2006-S5-A15	6.00%		06/25/2036	631,881
16,372,945	Series 2007-S1-A7	6.00%		01/25/2037	13,314,921
13,475,092	Series 2007-S2-A1	6.00%		02/25/2037	11,650,275
15,181,175	Series 2007-S2-A4	6.00%		02/25/2037	13,125,370
4,428,834	Series 2007-S2-A9	6.00%		02/25/2037	3,829,091
12,236,058	Series 2007-S3-1A4	6.00%		03/25/2037	9,863,994
3,984,462	Series 2007-S4-A1	6.00%		04/25/2037	3,371,283
92,885,723	Series 2007-S5-A1	6.00%		05/25/2037	80,429,096
30,308,445	Series 2007-S8-1A1	6.00%		09/25/2037	24,503,620
18,558,192	Series 2007-SA1-4A	5.90%	#	02/25/2037	15,307,223

	Salomon Brothers Mortgage Securities,
3,000,000	Series 2000-C3-F	7.60%	#	12/18/2033	2,976,972

	Sequoia Mortgage Trust,
684,475	Series 2003-4-2A1	0.59%	#	07/20/2033	640,378

	Soundview Home Equity Loan Trust,
3,696,006	Series 2007-1-2A1	0.33%	#	03/25/2037	3,461,875

	Structured Adjustable Rate Mortgage Loan Trust,
29,462,913	Series 2004-12-8A	4.29%	#	09/25/2034	28,018,729

	Structured Asset Securities Corporation,
919,243	Series 2003-18XS-A6	4.04%	#	06/25/2033	928,741
7,630,648	Series 2003-24A-1A3	2.66%	#	07/25/2033	6,958,765
41,061,116	Series 2003-35-1A1	5.15%	#	12/25/2033	41,200,867
9,536,854	Series 20034-15-2A1	4.75%		09/25/2019	9,608,505
15,589,558	Series 2004-11XS-2A2	5.40%	#	06/25/2034	16,104,255
32,417,758	Series 2004-22-A2	4.86%	#	01/25/2035	32,165,483
53,808,647	Series 2005-10-1A1	5.75%		06/25/2035	49,741,090
13,547,380	Series 2005-10-6A1	5.00%		06/25/2020	13,657,229
7,752,332	Series 2005-14-1A1	0.54%	#	07/25/2035	6,603,816
2,549,343	Series 2005-14-1A4	23.45%	# I/F	07/25/2035	3,134,844
84,255,057	Series 2005-14-4A1	5.75%		07/25/2035	79,405,082
8,655,585	Series 2005-15-1A1	5.50%		08/25/2035	8,372,656
12,500,000	Series 2005-3-1A6	5.75%		03/25/2035	10,742,213

	Suntrust Adjustable Rate Mortgage Loan Trust,
18,399,186	Series 2007-3-1A1	5.42%	#	06/25/2037	13,221,370

	Suntrust Alternative Loan Trust,
2,248,713	Series 2005-1F-2A3	5.75%		12/25/2035	1,776,870
4,329,593	Series 2006-1F-1A3	6.00%		04/25/2036	2,632,637

	Thornburg Mortgage Securities Trust,
2,676,053	Series 2003-6-A2	1.24%	#	12/25/2033	2,034,211
20,607,456	Series 2004-4-5A	4.82%	#	12/25/2044	20,387,935
36,270,095	Series 2007-1-A1	2.37%	#	03/25/2037	26,643,994
12,304,243	Series 2007-1-A2A	5.80%	#	03/25/2037	9,548,185

	TIAA Real Estate CDO,
6,991,621	Series 2002-1A-IIFL	1.74%	# ^	05/22/2037	6,711,956

	TIAA Seasoned Commercial Mortgage Trust,
16,746,000	Series 2007-C4-AJ	5.66%	#	08/15/2039	17,680,025

	Wachovia Bank Commercial Mortgage Trust,
5,840,000	Series 2005-C22-AM	5.49%	#	12/15/2044	6,193,819
2,392,771	Series 2006-C23-APB	5.45%		01/15/2045	2,416,693

	Washington Mutual Mortgage Pass-Through Certificates,
13,363,508	Series 2005-1-2A	6.00%		03/25/2035	10,870,439
7,553,567	Series 2005-4-5A1	5.50%		06/25/2035	6,419,192
2,518,059	Series 2005-5-CB12	47.94%	# I/F	07/25/2035	5,216,355
8,154,092	Series 2005-5-CB6	0.84%	#	07/25/2035	4,948,939
6,150,625	Series 2005-6-2A7	5.50%		08/25/2035	5,522,465
2,787,842	Series 2005-7-3CB	6.50%		08/25/2035	1,955,063
8,097,222	Series 2005-9-CX	5.50%	I/O	11/25/2035	1,484,544
8,652,409	Series 2005-AR14-1A1	2.46%	#	12/25/2035	8,499,344
13,544,003	Series 2006-1-3A1	5.75%		02/25/2036	10,104,151
6,661,270	Series 2006-1-3A2	5.75%		02/25/2036	5,043,051
5,754,307	Series 2006-1-3A7	5.75%		02/25/2036	4,251,898
6,452,180	Series 2006-5-1A8	5.75%		07/25/2036	4,243,199
11,678,746	Series 2006-5-2CB1	6.00%		07/25/2036	6,761,363
21,213,517	Series 2006-5-2CB6	6.00%		07/25/2036	12,281,481
9,905,361	Series 2006-5-3A5	6.45%	#	07/25/2036	4,497,727
6,969,859	Series 2006-9-A7	5.93%	#	10/25/2036	4,229,669

14	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass-Through Certificates, (Cont.)
$25,231,522	Series 2006-AR10-1A1	2.52%	#	09/25/2036	17,819,750
3,940,000	Series 2006-AR6-2A3	5.47%	#	08/25/2036	3,147,678
28,198,089	Series 2007-4-1A1	5.50%		06/25/2037	22,825,380
1,187,126	Series 2007-5-A11	38.03%	# I/F	06/25/2037	1,888,197
52,823,104	Series 2007-HY3-4A1	2.64%	#	03/25/2037	42,153,682
52,131,718	Series 2007-HY5-1A1	4.93%	#	05/25/2037	36,688,948
48,338,007	Series 2007-HY6-2A3	5.35%	#	06/25/2037	36,180,055

	Wells Fargo Alternative Loan Trust,
5,563,806	Series 2007-PA1-A10	6.00%		03/25/2037	4,004,691
21,063,523	Series 2007-PA1-A5	6.00%		03/25/2037	15,161,008
23,129,985	Series 2007-PA2-3A1	0.59%	#	06/25/2037	10,515,319
34,074,049	Series 2007-PA2-3A2	6.41%	# I/F I/O	06/25/2037	6,027,416
2,516,557	Series 2007-PA3-1A4	5.75%		07/25/2037	2,095,381
24,797,949	Series 2007-PA3-4A3	6.50%		07/25/2037	16,361,104
292,816,504	Series 2007-PA5-1A1	6.25%		11/25/2037	268,264,718

	Wells Fargo Mortgage Backed Securities Trust,
45,911,061	Series 2004-Y-3A3	2.63%	#	11/25/2034	44,380,570
1,925,739	Series 2005-4-A7	22.93%	# I/F	04/25/2035	2,445,314
10,100,587	Series 2005-8-A1	5.50%		10/25/2035	9,891,106
7,321,293	Series 2005-AR16-6A4	2.72%	#	10/25/2035	3,015,201
25,000,000	Series 2006-12-A3	6.00%		10/25/2036	22,914,000
26,130,649	Series 2006-14-A1	6.00%		10/25/2036	24,060,814
32,946,783	Series 2006-15-A1	6.00%		11/25/2036	30,684,410
319,928	Series 2006-2-1A4	18.72%	# I/F	03/25/2036	358,129
6,112,800	Series 2006-2-3A1	5.75%		03/25/2036	6,066,863
5,438,375	Series 2006-3-A6	5.50%		03/25/2036	4,835,433
3,793,548	Series 2006-4-1A8	5.75%		04/25/2036	3,838,024
1,020,389	Series 2006-4-2A2	5.50%		04/25/2036	962,817
14,634,427	Series 2006-6-2A1	0.64%	#	05/25/2036	9,846,401
14,634,427	Series 2006-6-2A2	6.86%	# I/F I/O	05/25/2036	2,857,916
6,359,588	Series 2006-9-2A1	0.00%	P/O	08/25/2036	5,156,990
6,359,588	Series 2006-9-2A2	6.00%	I/O	08/25/2036	1,200,782
31,711,320	Series 2006-AR12-1A1	2.75%	#	09/25/2036	23,441,452
14,839,946	Series 2006-AR13-A2	2.65%	#	09/25/2036	11,255,083
20,761,814	Series 2006-AR4-2A1	5.61%	#	04/25/2036	19,634,136
7,006,712	Series 2007-10-1A18	6.00%		07/25/2037	6,524,044
11,454,084	Series 2007-10-2A11	6.00%		07/25/2037	10,475,132
10,618,338	Series 2007-11-A96	6.00%		08/25/2037	10,319,676
89,554,937	Series 2007-14-1A1	6.00%		10/25/2037	85,951,066
79,252,030	Series 2007-2-1A1	6.00%		03/25/2037	71,164,083
4,586,560	Series 2007-2-1A18	5.75%		03/25/2037	4,083,394
6,041,553	Series 2007-2-3A2	5.25%		03/25/2037	5,970,894
7,496,395	Series 2007-3-1A3	6.00%		04/25/2037	6,733,420
8,168,107	Series 2007-4-A11	6.50%		04/25/2037	7,390,785
19,373,521	Series 2007-4-A15	6.00%		04/25/2037	17,726,230
7,607,835	Series 2007-5-1A6	23.50%	# I/F	05/25/2037	10,056,710
2,422,000	Series 2007-7-A32	5.75%		06/25/2037	2,167,645
78,423,000	Series 2007-7-A34	6.00%		06/25/2037	71,002,028
10,000,000	Series 2007-7-A36	6.00%		06/25/2037	9,600,045
7,946,354	Series 2007-7-A43	0.74%	#	06/25/2037	5,809,424
20,000,000	Series 2007-7-A49	6.00%		06/25/2037	18,182,190
9,190,556	Series 2007-7-A8	0.74%	#	06/25/2037	6,719,036
4,146,021	Series 2007-7-A9	37.55%	# I/F	06/25/2037	7,459,471
5,658,871	Series 2007-8-1A13	0.61%	#	07/25/2037	4,375,628
5,658,871	Series 2007-8-1A14	38.33%	# I/F	07/25/2037	10,492,614
4,715,726	Series 2007-8-1A16	6.00%		07/25/2037	4,389,251
63,662,295	Series 2007-8-1A2	6.00%		07/25/2037	57,946,026
5,650,000	Series 2007-8-2A2	6.00%		07/25/2037	5,537,412
144,597,718	Series 2007-AR9-A1	6.00%	#	12/28/2037	144,001,179

	Wells Fargo Mortgage Loan Trust,
58,087,055	Series 2012-RR1-A1	2.85%	#^	08/27/2037	58,182,318

	WF-RBS Commercial Mortgage Trust,
90,808,478	Series 2011-C4-XA	1.05%	#^ I/O	06/15/2044	3,791,254
120,552,936	Series 2012-C6-XA	2.51%	#^ I/O	04/15/2045	17,999,759

	Total Non-Agency Collateralized Mortgage Obligations (Cost $8,482,825,177)				8,354,978,194

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES 40.5%

	Federal Home Loan Mortgage Corporation,
$47,621,017	Pool C03490	4.50%		08/01/2040	50,538,764
143,612,365	Pool G01840	5.00%		07/01/2035	155,063,166
45,055,849	Pool G04817	5.00%		09/01/2038	48,570,896
118,836,293	Pool G06172	5.50%		12/01/2038	129,363,853
90,752,594	Pool G06871	6.00%		06/01/2038	100,356,176
53,525,643	Pool T6-0392	4.00%		10/01/2041	55,409,565
46,186,530	Pool T6-9016	5.00%		06/01/2041	48,808,324
1,292,779	Pool U60299	4.00%		11/01/2040	1,367,166
11,234,821	Series 2519-ZD	5.50%		11/15/2032	12,453,690
4,681,036	Series 2596-ZL	5.00%		04/15/2033	5,247,203
2,505,084	Series 2684-ZN	4.00%		10/15/2033	2,670,709
13,022,127	Series 2750-ZT	5.00%		02/15/2034	14,579,206
11,422,742	Series 2825-PZ	5.50%		07/15/2034	13,400,848
20,101,696	Series 2898-JZ	5.00%		12/15/2034	22,528,271
25,649,901	Series 2899-AZ	5.00%		12/15/2034	28,842,401
20,532,447	Series 2909-Z	5.00%		12/15/2034	23,130,032
54,845,893	Series 2932-Z	5.00%		02/15/2035	61,426,370
7,185,334	Series 2990-JL	6.41%	# I/F I/O	03/15/2035	906,274
23,057,334	Series 3002-SN	6.26%	# I/F I/O	07/15/2035	4,135,363
392,139	Series 3014-SJ	10.90%	# I/F	08/15/2035	395,559
16,284,778	Series 3030-SL	5.86%	# I/F I/O	09/15/2035	2,067,905
4,588,651	Series 3045-DI	6.49%	# I/F I/O	10/15/2035	719,045
23,736,935	Series 3116-Z	5.50%		02/15/2036	27,010,063
6,108,424	Series 3117-ZN	4.50%		02/15/2036	6,635,125
7,314,297	Series 3174-PZ	5.00%		01/15/2036	8,471,847
3,980,299	Series 3187-JZ	5.00%		07/15/2036	4,450,708
5,478,192	Series 3188-ZK	5.00%		07/15/2036	6,201,948
19,027,138	Series 3203-SE	6.26%	# I/F I/O	08/15/2036	2,831,198
18,761,908	Series 3203-Z	5.00%		07/15/2036	21,424,425
29,728,375	Series 3203-ZC	5.00%		07/15/2036	33,947,153
21,812,055	Series 3261-SA	6.19%	# I/F I/O	01/15/2037	3,154,549
54,778,118	Series 3267-BA	5.80%		11/15/2036	60,576,568
41,233,679	Series 3275-SC	5.84%	# I/F I/O	02/15/2037	5,204,585
13,354,621	Series 3315-HZ	6.00%		05/15/2037	15,696,568
3,162,785	Series 3351-ZC	5.50%		07/15/2037	3,625,940
47,520,722	Series 3355-BI	5.81%	# I/F I/O	08/15/2037	6,307,012
3,250,199	Series 3369-Z	6.00%		09/15/2037	3,827,766
11,312,040	Series 3405-ZG	5.50%		01/15/2038	12,899,863
43,703,126	Series 3417-SI	5.94%	# I/F I/O	02/15/2038	5,908,733
73,671,674	Series 3423-GS	5.41%	# I/F I/O	03/15/2038	8,627,675
12,097,664	Series 3423-SG	5.41%	# I/F I/O	03/15/2038	1,420,273
11,429,785	Series 3451-S	5.79%	# I/F I/O	02/15/2037	1,492,704
19,926,738	Series 3455-SC	5.82%	# I/F I/O	06/15/2038	2,515,516
13,815,401	Series 3473-SM	5.83%	# I/F I/O	07/15/2038	1,699,412
38,390,541	Series 3484-SE	5.61%	# I/F I/O	08/15/2038	4,621,089
20,233,236	Series 3519-SD	5.31%	# I/F I/O	02/15/2038	2,609,618
11,804,012	Series 3524-LB	5.70%	#	06/15/2038	12,622,538
2,725,849	Series 3530-GZ	4.50%		05/15/2039	2,782,381
52,898,279	Series 3541-EI	6.51%	# I/F I/O	06/15/2039	7,644,785
25,157,523	Series 3545-SA	5.91%	# I/F I/O	06/15/2039	3,344,698
10,465,479	Series 3549-SA	5.56%	# I/F I/O	07/15/2039	1,262,810
41,519,378	Series 3577-LS	6.96%	# I/F I/O	08/15/2035	8,607,482
17,920,646	Series 3582-SA	5.76%	# I/F I/O	10/15/2049	2,244,186
11,140,980	Series 3583-GB	4.50%		10/15/2039	12,317,646
70,789,096	Series 3606-CS	6.11%	# I/F I/O	12/15/2039	11,047,375
19,233,528	Series 3616-SG	6.11%	# I/F I/O	03/15/2032	3,379,539
28,156,275	Series 3626-AZ	5.50%		08/15/2036	31,826,442
25,343,830	Series 3631-SE	6.16%	# I/F I/O	05/15/2039	2,845,261
26,550,302	Series 3641-SB	6.26%	# I/F I/O	10/15/2034	1,443,593
24,551,946	Series 3641-Z	5.50%		02/15/2036	28,293,614
19,139,798	Series 3654-ZB	5.50%		11/15/2037	22,236,755
38,343,149	Series 3666-VZ	5.50%		08/15/2036	44,618,837
33,362,854	Series 3667-SB	6.21%	# I/F I/O	05/15/2040	4,677,599
68,044,947	Series 3688-CM	4.00%		07/15/2029	69,933,188
39,831,837	Series 3702-SG	5.81%	# I/F I/O	08/15/2032	6,897,958
13,911,718	Series 3704-EI	5.00%	I/O	12/15/2036	1,983,844
7,848,032	Series 3712-SG	23.78%	# I/F	08/15/2040	10,862,937
41,715,978	Series 3724-CM	5.50%		06/15/2037	46,992,298
143,621,246	Series 3726-SA	5.81%	# I/F I/O	09/15/2040	18,386,837
98,000,000	Series 3738-BP	4.00%		12/15/2038	105,019,887
15,607,399	Series 3741-SC	9.52%	# I/F	10/15/2040	16,577,475
11,762,380	Series 3745-SY	9.52%	# I/F	10/15/2040	11,581,214
11,982,163	Series 3747-KS	14.27%	# I/F	10/15/2040	12,855,517

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	15

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$25,521,170	Series 3748-CS	9.51%	# I/F	10/15/2040	25,400,830
51,700,000	Series 3752-BS	9.51%	# I/F	11/15/2040	53,014,622
18,829,197	Series 3758-SL	5.38%	# I/F	05/15/2039	18,608,758
19,758,034	Series 3758-SM	9.51%	# I/F	11/15/2040	19,506,688
6,407,834	Series 3764-S	9.42%	# I/F	11/15/2040	6,380,129
7,070,092	Series 3768-MS	9.51%	# I/F	12/15/2040	7,052,062
12,772,275	Series 3768-ZX	5.00%		12/15/2040	14,554,150
18,900,000	Series 3771-AL	4.00%		12/15/2030	20,288,674
18,761,630	Series 3779-BY	3.50%		12/15/2030	19,441,649
27,207,887	Series 3779-DZ	4.50%		12/15/2040	26,841,291
24,250,000	Series 3779-LB	4.00%		12/15/2030	25,890,532
12,751,614	Series 3779-SH	9.32%	# I/F	12/15/2040	12,974,622
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,620,192
10,308,107	Series 3780-BS	9.42%	# I/F	12/15/2040	10,320,569
15,000,000	Series 3783-AC	4.00%		01/15/2031	16,052,961
25,451,183	Series 3786-SG	9.02%	# I/F	01/15/2041	25,569,867
11,731,674	Series 3788-AY	3.50%		01/15/2031	12,152,289
15,167,493	Series 3793-SA	9.32%	# I/F	01/15/2041	15,431,034
10,476,914	Series 3795-VZ	4.00%		01/15/2041	10,774,481
3,328,518	Series 3796-CS	9.42%	# I/F	01/15/2041	3,345,193
6,218,437	Series 3796-SK	9.42%	# I/F	01/15/2041	6,194,070
9,586,506	Series 3798-SD	9.12%	# I/F	12/15/2040	9,687,272
16,306,458	Series 3800-VZ	4.50%		02/15/2041	17,560,514
60,491,233	Series 3806-CZ	5.50%		07/15/2034	71,130,643
18,000,000	Series 3808-DB	3.50%		02/15/2031	18,642,366
15,277,557	Series 3812-EY	3.50%		02/15/2031	15,828,340
11,505,338	Series 3818-CZ	4.50%		03/15/2041	12,428,760
16,902,526	Series 3819-ZU	5.50%		07/15/2034	19,751,296
35,500,000	Series 3824-EY	3.50%		03/15/2031	36,752,380
26,263,676	Series 3828-SW	12.47%	# I/F	02/15/2041	26,126,243
17,885,000	Series 3838-TS	8.35%	# I/F	04/15/2041	17,926,117
5,234,001	Series 3843-PZ	5.00%		04/15/2041	5,981,729
8,746,781	Series 3843-SC	12.62%	# I/F	04/15/2041	8,789,586
11,241,443	Series 3845-LS	12.62%	# I/F	03/15/2041	11,233,630
64,900,997	Series 3863-ZA	5.50%		08/15/2034	75,667,410
63,673,206	Series 3871-LZ	5.50%		06/15/2041	75,038,358
172,678,919	Series 3872-BA	4.00%		06/15/2041	183,435,070
30,000,000	Series 3877-EY	4.50%		06/15/2041	32,856,441
12,378,000	Series 3877-GY	4.50%		06/15/2041	13,299,096
47,231,583	Series 3877-ZU	4.50%		06/15/2041	48,836,149
27,214,966	Series 3888-ZG	4.00%		07/15/2041	28,148,361
77,120,554	Series 3900-SB	5.73%	# I/F I/O	07/15/2041	10,640,693
36,387,577	Series 3901-VZ	4.00%		07/15/2041	37,721,010
18,531,608	Series 3910-GZ	5.00%		08/15/2041	20,955,543
8,236,270	Series 3910-ZE	5.00%		10/15/2034	9,574,892
12,330,000	Series 3919-KL	4.50%		09/15/2041	13,159,127
24,601,484	Series 3919-ZJ	4.00%		09/15/2041	25,513,857
15,689,727	Series 3924-US	9.07%	# I/F	09/15/2041	15,767,565
10,392,252	Series 3942-JZ	4.00%		10/15/2041	10,763,505
57,980,661	Series 3946-SM	13.97%	# I/F	10/15/2041	60,242,063
7,082,025	Series 3957-DZ	3.50%		11/15/2041	6,764,508
122,968,522	Series 3969-AB	4.00%		10/15/2033	131,124,077
10,058,418	Series 3982-AZ	3.50%		01/15/2042	9,587,786
42,140,000	Series 3999-ZB	4.00%		02/15/2042	42,809,958
23,893,308	Series 4016-KZ	4.00%		03/15/2042	23,176,509
206,057,284	Series R003-ZA	5.50%		10/15/2035	235,064,399

	Federal National Mortgage Association,
3,353,084	Series 2002-70-QZ	5.50%		11/25/2032	3,792,027
7,939,516	Series 2002-75-ZG	5.50%		11/25/2032	8,759,065
11,659,318	Series 2003-117-KS	6.86%	# I/F I/O	08/25/2033	1,317,244
31,451,466	Series 2003-129-ZT	5.50%		01/25/2034	35,713,259
14,689,187	Series 2003-29-ZL	5.00%		04/25/2033	16,437,926
12,090,271	Series 2003-64-ZG	5.50%		07/25/2033	13,414,509
19,566,253	Series 2003-84-PZ	5.00%		09/25/2033	22,821,072
53,711,284	Series 2003-92-PZ	5.00%		09/25/2033	61,855,230
19,500,000	Series 2003-W17-1A7	5.75%		08/25/2033	22,397,406
18,896,867	Series 2004-46-PJ	5.76%	# I/F I/O	03/25/2034	2,489,301
14,634,668	Series 2004-51-XP	7.46%	# I/F I/O	07/25/2034	2,445,084
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,522,314
7,000,000	Series 2004-W4-A5	5.50%		06/25/2034	7,864,334
2,255,193	Series 2005-107-EG	4.50%		01/25/2026	2,436,940
2,046,504	Series 2005-37-ZK	4.50%		05/25/2035	2,214,316
40,234,891	Series 2005-87-SE	5.81%	# I/F I/O	10/25/2035	5,387,448
32,721,146	Series 2005-87-SG	6.46%	# I/F I/O	10/25/2035	5,366,023

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$22,417,935	Series 2006-101-SA	6.34%	# I/F I/O	10/25/2036	3,238,177
8,582,681	Series 2006-123-LI	6.08%	# I/F I/O	01/25/2037	1,246,076
10,472,177	Series 2006-16-HZ	5.50%		03/25/2036	11,834,030
41,770,160	Series 2006-56-SM	6.51%	# I/F I/O	07/25/2036	7,153,311
11,994,189	Series 2006-93-SN	6.36%	# I/F I/O	10/25/2036	1,858,488
10,501,527	Series 2007-116-BI	6.01%	# I/F I/O	05/25/2037	1,688,701
53,589,165	Series 2007-14-PS	6.57%	# I/F I/O	03/25/2037	8,357,750
6,299,252	Series 2007-2-SH	31.63%	# I/F	08/25/2036	9,281,333
16,309,311	Series 2007-30-OI	6.20%	# I/F I/O	04/25/2037	2,486,798
8,590,185	Series 2007-30-SI	5.87%	# I/F I/O	04/25/2037	1,037,523
23,250,100	Series 2007-32-SG	5.86%	# I/F I/O	04/25/2037	3,387,721
24,309,129	Series 2007-57-SX	6.38%	# I/F I/O	10/25/2036	3,845,505
13,357,959	Series 2007-60-VZ	6.00%		07/25/2037	15,721,395
12,291,567	Series 2007-71-GZ	6.00%		07/25/2047	14,369,873
18,070,231	Series 2007-75-ID	5.63%	# I/F I/O	08/25/2037	2,415,392
12,108,650	Series 2007-93-SB	3.91%	# I/F I/O	01/25/2036	678,535
13,542,174	Series 2007-9-SD	6.41%	# I/F I/O	03/25/2037	2,174,371
8,500,000	Series 2008-27-B	5.50%		04/25/2038	9,609,710
17,234,127	Series 2008-29-ZA	4.50%		04/25/2038	18,790,748
19,820,563	Series 2008-48-SD	5.76%	# I/F I/O	06/25/2037	2,372,611
26,448,719	Series 2008-53-LI	5.91%	# I/F I/O	07/25/2038	3,793,720
22,076,366	Series 2008-57-SE	5.76%	# I/F I/O	02/25/2037	3,033,935
20,397,108	Series 2008-5-MS	6.01%	# I/F I/O	02/25/2038	3,040,540
17,135,043	Series 2008-61-SC	5.76%	# I/F I/O	07/25/2038	2,140,453
19,146,629	Series 2008-62-SC	5.76%	# I/F I/O	07/25/2038	2,424,712
24,266,938	Series 2008-65-SA	5.76%	# I/F I/O	08/25/2038	3,286,962
25,000,000	Series 2008-81-LP	5.50%		09/25/2038	28,330,550
31,399,082	Series 2009-106-EZ	4.50%		01/25/2040	34,151,102
32,785,367	Series 2009-111-SE	6.01%	# I/F I/O	01/25/2040	4,263,252
3,041,449	Series 2009-16-MZ	5.00%		03/25/2029	3,387,690
63,061,318	Series 2009-42-SI	5.76%	# I/F I/O	06/25/2039	7,782,252
28,939,058	Series 2009-42-SX	5.76%	# I/F I/O	06/25/2039	3,938,528
24,533,936	Series 2009-47-SA	5.86%	# I/F I/O	07/25/2039	3,191,117
12,392,461	Series 2009-48-WS	5.71%	# I/F I/O	07/25/2039	1,394,152
39,350,936	Series 2009-49-S	6.51%	# I/F I/O	07/25/2039	5,852,574
7,580,856	Series 2009-51-BZ	4.50%		07/25/2039	8,256,021
4,545,535	Series 2009-54-EZ	5.00%		07/25/2039	5,322,620
28,472,956	Series 2009-70-SA	5.56%	# I/F I/O	09/25/2039	3,537,901
10,000,000	Series 2009-80-PM	4.50%		10/25/2039	10,862,353
20,139,063	Series 2009-83-Z	4.50%		10/25/2039	21,919,976
36,221,046	Series 2009-85-ES	6.99%	# I/F I/O	01/25/2036	8,188,376
35,736,015	Series 2009-90-IB	5.48%	# I/F I/O	04/25/2037	4,726,831
5,950,063	Series 2009-94-BC	5.00%		11/25/2039	6,747,184
48,389,824	Series 2010-101-SA	4.24%	# I/F I/O	09/25/2040	4,895,153
18,625,588	Series 2010-101-ZC	4.50%		09/25/2040	19,266,852
52,611,621	Series 2010-101-ZH	4.50%		07/25/2040	54,894,787
51,932,424	Series 2010-10-SA	6.11%	# I/F I/O	02/25/2040	7,562,015
12,225,195	Series 2010-10-ZA	4.50%		02/25/2040	13,296,987
18,664,644	Series 2010-111-S	5.71%	# I/F I/O	10/25/2050	2,333,864
11,646,123	Series 2010-116-Z	4.00%		10/25/2040	12,030,912
30,442,720	Series 2010-117-SA	4.26%	# I/F I/O	10/25/2040	2,599,677
127,014,918	Series 2010-121-SD	4.26%	# I/F I/O	10/25/2040	12,956,246
6,923,990	Series 2010-126-SU	52.32%	# I/F	11/25/2040	9,305,286
16,847,955	Series 2010-126-SX	14.27%	# I/F	11/25/2040	18,703,304
11,619,758	Series 2010-128-HZ	4.00%		11/25/2040	11,861,729
11,829,257	Series 2010-132-Z	4.50%		11/25/2040	12,734,494
619,614	Series 2010-137-VS	14.27%	# I/F	12/25/2040	662,657
6,470,000	Series 2010-142-AV	4.00%		11/25/2029	6,813,717
28,381,960	Series 2010-150-ZA	4.00%		01/25/2041	28,874,435
4,674,000	Series 2010-153-VB	4.00%		05/25/2027	5,006,241
9,963,607	Series 2010-155-SA	9.51%	# I/F	01/25/2041	9,710,259
68,097,011	Series 2010-16-SA	5.21%	# I/F I/O	03/25/2040	7,867,146
3,043,042	Series 2010-21-DZ	5.00%		03/25/2040	3,412,212
31,167,449	Series 2010-21-KS	4.71%	# I/F I/O	03/25/2040	2,772,959
10,536,096	Series 2010-2-GS	6.21%	# I/F I/O	12/25/2049	1,370,539
24,985,593	Series 2010-2-MS	6.01%	# I/F I/O	02/25/2050	3,410,346
48,984,864	Series 2010-31-SA	4.76%	# I/F I/O	04/25/2040	4,905,868
21,176,935	Series 2010-31-VZ	4.00%		04/25/2040	21,945,410
59,919,585	Series 2010-34-PS	4.69%	# I/F I/O	04/25/2040	5,589,029
12,629,847	Series 2010-35-ES	6.21%	# I/F I/O	04/25/2040	1,702,318
22,129,235	Series 2010-35-SV	6.21%	# I/F I/O	04/25/2040	2,905,847
23,236,330	Series 2010-46-MS	4.71%	# I/F I/O	05/25/2040	2,115,526
21,108,476	Series 2010-49-ZW	4.50%		05/25/2040	22,685,619
12,934,663	Series 2010-4-SK	5.99%	# I/F I/O	02/25/2040	2,061,796
8,500,000	Series 2010-58-ES	11.85%	# I/F	06/25/2040	10,646,618

16	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$32,820,868	Series 2010-59-MS	5.53%	# I/F I/O	06/25/2040	4,260,165
77,781,792	Series 2010-59-PS	6.21%	# I/F I/O	03/25/2039	10,576,356
46,927,316	Series 2010-59-SC	4.76%	# I/F I/O	01/25/2040	4,744,718
8,580,041	Series 2010-60-VZ	5.00%		10/25/2039	9,375,918
5,000,000	Series 2010-61-EL	4.50%		06/25/2040	5,506,809
11,929,375	Series 2010-64-EZ	5.00%		06/25/2040	13,834,414
35,257,193	Series 2010-76-ZK	4.50%		07/25/2040	38,115,970
31,594,225	Series 2010-79-VZ	4.50%		07/25/2040	34,187,106
21,554,659	Series 2010-84-ZC	4.50%		08/25/2040	23,425,974
43,109,318	Series 2010-84-ZD	4.50%		08/25/2040	46,851,949
39,194,992	Series 2010-84-ZG	4.50%		08/25/2040	41,325,240
13,804,329	Series 2010-90-SA	5.61%	# I/F I/O	08/25/2040	1,693,235
5,997,584	Series 2010-94-Z	4.50%		08/25/2040	6,470,421
22,786,607	Series 2010-99-SG	23.78%	# I/F	09/25/2040	30,250,601
35,201,604	Series 2010-9-DS	5.06%	# I/F I/O	02/25/2040	3,761,964
29,183,019	Series 2011-110-LS	9.61%	# I/F	11/25/2041	28,893,935
6,790,328	Series 2011-111-EZ	5.00%		11/25/2041	7,756,739
14,234,894	Series 2011-111-VZ	4.00%		11/25/2041	14,634,523
7,223,064	Series 2011-11-SC	9.02%	# I/F	03/25/2041	7,379,886
41,379,753	Series 2011-123-SC	9.31%	# I/F	12/25/2041	43,286,114
54,986,257	Series 2011-127-PM	4.00%		12/25/2041	54,570,203
13,968,607	Series 2011-14-US	7.77%	# I/F	03/25/2041	13,867,987
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	30,362,831
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	40,147,113
16,679,995	Series 2011-17-SA	6.23%	# I/F I/O	03/25/2041	2,412,329
20,438,853	Series 2011-18-S	9.00%	# I/F	03/25/2041	20,870,416
3,035,209	Series 2011-23-KS	8.82%	# I/F	02/25/2041	3,062,705
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	11,312,486
17,243,974	Series 2011-27-BS	8.51%	# I/F	04/25/2041	17,430,712
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	57,657,113
15,715,371	Series 2011-2-GZ	4.00%		02/25/2041	16,090,308
6,592,569	Series 2011-2-SC	9.11%	# I/F	02/25/2041	6,607,832
10,000,000	Series 2011-2-VD	4.00%		07/25/2027	10,719,716
8,136,330	Series 2011-35-SE	8.41%	# I/F	04/25/2041	8,207,292
17,934,781	Series 2011-36-VZ	4.50%		05/25/2041	19,414,940
25,516,242	Series 2011-37-Z	4.50%		05/25/2041	26,773,540
7,144,785	Series 2011-38-SC	8.42%	# I/F	05/25/2041	7,237,867
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	8,969,834
16,531,841	Series 2011-40-LZ	4.50%		05/25/2041	17,902,268
22,764,885	Series 2011-42-MZ	4.50%		05/25/2041	24,490,486
24,605,506	Series 2011-45-ZB	4.50%		05/25/2041	25,846,849
11,000,000	Series 2011-48-SC	8.72%	# I/F	06/25/2041	11,320,674
20,062,765	Series 2011-59-MA	4.50%		07/25/2041	21,688,091
13,969,748	Series 2011-60-EL	3.00%		07/25/2026	14,288,960
15,456,047	Series 2011-63-ZE	4.00%		08/25/2038	16,288,666
175,548,021	Series 2011-64-DB	4.00%		07/25/2041	185,699,611
20,745,206	Series 2011-72-LZ	5.50%		04/25/2037	24,314,061
12,000,000	Series 2011-74-KL	5.00%		06/25/2040	13,523,459
14,377,718	Series 2011-77-CZ	4.00%		08/25/2041	14,402,070
21,371,728	Series 2011-77-Z	3.50%		08/25/2041	20,466,261
7,880,089	Series 2011-87-US	13.22%	# I/F	09/25/2041	7,934,353
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	23,247,701
4,332,395	Series 2011-8-HS	9.12%	# I/F	02/25/2041	4,376,832
92,273,568	Series 2011-99-DZ	5.00%		10/25/2041	106,841,009
8,528,333	Series 2012-14-BZ	4.00%		03/25/2042	8,512,589
18,487,246	Series 2012-15-PZ	4.00%		03/25/2042	18,385,223
45,000,000	Series 2012-30-DZ	4.00%		04/25/2042	43,432,200
37,000,000	Series 2012-31-Z	4.00%		04/25/2042	37,069,375
59,498,946	Series 400-S4	5.21%	# I/F I/O	11/25/2039	6,867,508

	Federal National Mortgage Association Pass-Thru,
72,483,168	Pool 555743	5.00%		09/01/2033	78,491,888
75,319,772	Pool 735141	5.50%		01/01/2035	82,654,713
26,678,623	Pool 735230	5.50%		02/01/2035	29,276,695
53,985,924	Pool 735382	5.00%		04/01/2035	58,435,951
87,557,895	Pool 735402	5.00%		04/01/2035	94,775,239
65,187,003	Pool 735484	5.00%		05/01/2035	70,499,215
22,676,805	Pool 735667	5.00%		07/01/2035	24,546,040
22,262,189	Pool 735893	5.00%		10/01/2035	24,076,376
55,997,867	Pool 745275	5.00%		02/01/2036	60,561,239
7,961,827	Pool 745571	4.00%		01/01/2019	8,500,343
2,942,164	Pool 888695	5.00%		08/01/2037	3,181,007
8,708,213	Pool 888968	5.00%		08/01/2035	9,426,026
36,344,867	Pool 889509	6.00%		05/01/2038	40,086,339
102,892,482	Pool 889662	6.00%		06/01/2038	113,484,605

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$119,276,233	Pool 890385	6.00%		12/01/2039	131,554,957
17,911,568	Pool 929321	5.50%		03/01/2038	19,535,525
4,459,603	Pool 931104	5.00%		05/01/2039	4,877,721
10,353,574	Pool 961410	6.00%		01/01/2038	11,419,408
2,976,640	Pool 975116	5.00%		05/01/2038	3,218,282
24,999,653	Pool 982036	6.00%		05/01/2038	27,573,207
11,782,560	Pool 986864	6.50%		08/01/2038	13,292,973
15,247,027	Pool 987316	6.50%		09/01/2038	17,201,552
129,338,358	Pool 995023	5.50%		08/01/2037	141,590,292
46,771,783	Pool 995070	5.50%		08/01/2037	51,326,607
171,997,136	Pool 995112	5.50%		07/01/2036	188,746,908
91,254,405	Pool 995203	5.00%		07/01/2035	98,819,225
12,507,329	Pool 995581	6.00%		01/01/2039	13,801,376
153,692,944	Pool 995849	5.00%		08/01/2036	166,433,803
79,754,066	Pool AB2123	4.00%		01/01/2031	84,658,298
3,810,010	Pool AB2370	4.50%		09/01/2035	3,976,180
13,780,409	Pool AB3713	4.00%		10/01/2031	14,627,793
38,052,233	Pool AB3850	4.00%		11/01/2041	39,428,942
3,159,172	Pool AC1032	5.00%		06/01/2040	3,334,184
206,726,801	Pool AD0189	5.50%		02/01/2039	226,309,569
72,994,092	Pool AD0500	5.50%		09/01/2036	80,228,008
3,916,409	Pool AD2177	4.50%		06/01/2030	4,171,054
6,950,886	Pool AD6438	5.00%		06/01/2040	7,512,983
1,691,379	Pool AD7018	5.00%		04/01/2040	1,785,079
4,015,985	Pool AD7859	5.00%		06/01/2040	4,374,636
16,629,263	Pool AH1140	4.50%		12/01/2040	17,354,531
45,159,089	Pool AH4437	4.00%		01/01/2041	46,792,920
8,597,051	Pool AH7309	4.00%		02/01/2031	9,125,700
51,691,142	Pool AH9323	4.00%		04/01/2026	54,928,933
22,073,870	Pool AI8889	4.00%		08/01/2041	22,872,491
18,757,317	Pool AJ1265	4.00%		09/01/2041	19,435,947
30,955,816	Pool AJ1399	4.00%		09/01/2041	32,075,780
40,438,776	Pool AJ3392	4.00%		10/01/2041	41,901,829
106,766,070	Pool AJ7677	3.50%		12/01/2041	108,786,231
44,933,398	Pool AK4039	4.00%		02/01/2042	46,559,063
29,824,709	Pool AK4763	4.00%		02/01/2042	30,903,751
68,528,819	Pool AL1485	6.00%		01/01/2040	75,711,914
32,593,635	Pool AL1548	6.00%		07/01/2039	36,091,538
68,712,633	Pool AL1554	6.00%		01/01/2040	76,013,350
15,462,723	Pool MA0264	4.50%		12/01/2029	16,477,776
924,543	Pool MA0315	4.50%		01/01/2025	984,043
59,114,720	Pool MA0353	4.50%		03/01/2030	62,958,371
13,746,418	Pool MA0406	4.50%		05/01/2030	14,640,213
1,753,839	Pool MA0445	5.00%		06/01/2040	1,850,998
5,019,327	Pool MA0459	4.00%		07/01/2020	5,321,176
5,691,446	Pool MA0468	5.00%		07/01/2040	6,006,742
15,767,122	Pool MA0502	4.00%		08/01/2020	16,715,314
6,969,777	Pool MA0517	4.00%		09/01/2020	7,395,890
18,133,219	Pool MA0534	4.00%		10/01/2030	19,248,266
37,572,935	Pool MA0536	4.00%		10/01/2020	39,832,468
44,971,524	Pool MA0580	4.00%		11/01/2020	47,675,988
3,301,986	Pool MA0587	4.00%		12/01/2030	3,505,031
76,493,480	Pool MA0616	4.00%		01/01/2031	81,197,212
52,765,472	Pool MA0871	4.00%		10/01/2041	54,674,497
67,391,926	Pool MA0896	4.00%		11/01/2041	69,830,128
39,731,322	Pool MA3894	4.00%		09/01/2031	42,174,478

	Government National Mortgage Association,
14,700,000	Series 2003-67-SP	6.86%	# I/F I/O	08/20/2033	4,491,967
14,305,852	Series 2003-86-ZK	5.00%		10/20/2033	16,255,752
5,724,614	Series 2004-49-Z	6.00%		06/20/2034	6,824,551
6,500,000	Series 2004-80-PH	5.00%		07/20/2034	7,254,033
27,517,766	Series 2004-83-CS	5.84%	# I/F I/O	10/20/2034	4,553,422
2,836,072	Series 2005-21-Z	5.00%		03/20/2035	3,215,471
18,562,501	Series 2005-39-ZB	5.00%		07/20/2034	21,197,845
1,751,805	Series 2006-24-CX	38.19%	#	05/20/2036	3,101,299
52,379,660	Series 2007-26-SJ	4.45%	# I/F I/O	04/20/2037	5,647,564
18,189,041	Series 2008-2-SM	6.26%	# I/F I/O	01/16/2038	3,239,970
35,747,315	Series 2008-42-AI	7.45%	# I/F I/O	05/16/2038	6,717,818
18,592,662	Series 2008-43-SH	6.09%	# I/F I/O	05/20/2038	3,043,868
20,826,409	Series 2008-51-SC	6.01%	# I/FI/O	06/20/2038	3,419,844
11,192,601	Series 2008-51-SE	6.01%	# I/F I/O	06/16/2038	1,737,048
8,141,621	Series 2008-82-SM	5.81%	# I/F I/O	09/20/2038	1,197,944
10,520,432	Series 2008-83-SD	6.32%	# I/F I/O	11/16/2036	1,799,974
20,080,817	Series 2009-10-NS	6.41%	# I/F I/O	02/16/2039	3,805,279

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	17

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
$12,500,000	Series 2009-24-SN	5.86%	# I/F I/O	09/20/2038	2,197,530
1,853,485	Series 2009-31-ZM	4.50%		08/20/2038	1,783,744
24,985,708	Series 2009-32-ZE	4.50%		05/16/2039	27,583,497
62,464,271	Series 2009-35-DZ	4.50%		05/20/2039	67,594,280
4,506,064	Series 2009-41-ZQ	4.50%		06/16/2039	4,690,105
14,338,425	Series 2009-48-Z	5.00%		06/16/2039	16,296,958
9,607,968	Series 2009-50-KP	4.50%		06/20/2039	10,442,086
20,547,645	Series 2009-69-TS	5.96%	# I/F I/O	04/16/2039	2,835,501
8,950,695	Series 2009-75-GZ	4.50%		09/20/2039	9,706,350
31,953,487	Series 2009-87-IG	6.50%	# I/F I/O	03/20/2037	4,644,631
19,470,798	Series 2010-166-SJ	9.31%	# I/F	12/20/2040	19,623,418
8,491,082	Series 2010-25-ZB	4.50%		02/16/2040	8,702,081
33,130,351	Series 2010-42-ES	5.44%	# I/F I/O	04/20/2040	5,361,862
14,500,449	Series 2010-61-AS	6.31%	# I/F I/O	09/20/2039	2,226,289
7,331,036	Series 2010-62-ZG	5.50%		05/16/2040	8,605,863
12,959,300	Series 2011-12-PO	0.00%	P/O	12/20/2040	9,279,704
9,531,668	Series 2011-14-SM	9.22%	# I/F	08/16/2040	9,405,694
7,833,334	Series 2011-18-SN	9.02%	# I/F	12/20/2040	7,732,092
8,333,334	Series 2011-18-YS	9.02%	# I/F	12/20/2040	8,225,077
10,420,322	Series 2011-51-UZ	4.50%		04/20/2041	11,143,088
16,054,411	Series 2011-69-OC	0.00%	P/O	05/20/2041	13,596,447
21,662,847	Series 2011-71-ZA	4.50%		02/20/2041	23,191,648
48,875,383	Series 2011-72-SK	5.91%	# I/F I/O	05/20/2041	7,696,959

	Total US Government / Agency Mortgage backed Securities (Cost $8,600,412,462)				9,044,932,798

SHORT TERM INVESTMENTS 22.8%
50,000,000	Fannie Mae Discount Note	0.00%		05/16/2012	49,995,156
50,000,000	Fannie Mae Discount Note	0.00%		05/21/2012	49,995,849
70,000,000	Fannie Mae Discount Note	0.00%		05/23/2012	69,990,575
50,000,000	Fannie Mae Discount Note	0.00%		07/25/2012	49,993,650
25,000,000	Federal Farm Credit Discount Note	0.00%		08/17/2012	24,995,250
50,000,000	Federal Farm Credit Discount Note	0.00%		09/10/2012	49,979,900
25,000,000	Federal Farm Credit Discount Note	0.00%		09/13/2012	24,989,750
30,000,000	Federal Farm Credit Discount Note	0.00%		11/27/2012	29,978,100
50,000,000	Federal Home Loan Banks	1.13%		05/18/2012	50,063,850
100,000,000	Federal Home Loan Banks	1.38%		06/08/2012	100,229,000
50,000,000	Federal Home Loan Banks	1.88%		06/20/2012	50,189,450
50,000,000	Federal Home Loan Banks	0.25%		07/20/2012	50,018,750
88,770,000	Federal Home Loan Banks	0.25%		07/25/2012	88,804,798
100,000,000	Federal Home Loan Banks	0.16%		08/17/2012	100,013,100
100,000,000	Federal Home Loan Banks	0.22%		08/22/2012	100,036,900
100,000,000	Federal Home Loan Banks	1.75%		08/22/2012	100,631,500
100,000,000	Federal Home Loan Banks	0.23%		08/28/2012	100,042,600
100,000,000	Federal Home Loan Banks	0.20%		09/14/2012	100,031,400
70,000,000	Federal Home Loan Banks	1.63%		09/26/2012	70,504,070
12,232,500	Federal Home Loan Banks	0.35%		10/03/2012	12,245,454
25,000,000	Federal Home Loan Banks	0.24%		10/10/2012	25,012,225
50,000,000	Federal Home Loan Banks	0.20%		10/30/2012	50,010,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
$20,000,000	Federal Home Loan Banks	0.23%	10/30/2012	20,010,940
57,165,000	Federal Home Loan Banks	4.50%	11/15/2012	58,667,468
50,000,000	Federal Home Loan Banks	0.21%	11/16/2012	50,012,150
125,000,000	Federal Home Loan Banks	0.20%	11/19/2012	125,022,125
100,000,000	Federal Home Loan Banks	1.63%	11/21/2012	100,923,000
15,000,000	Federal Home Loan Banks	0.32%	11/23/2012	15,004,440
100,000,000	Federal Home Loan Banks	0.18%	11/28/2012	100,003,400
50,000,000	Federal Home Loan Banks	0.19%	11/28/2012	50,004,950
150,000,000	Federal Home Loan Banks	1.75%	12/14/2012	151,593,450
50,000,000	Federal Home Loan Banks	0.18%	12/27/2012	49,989,750
100,000,000	Federal Home Loan Discount Note	0.00%	04/04/2012	99,999,750
50,000,000	Federal Home Loan Discount Note	0.00%	04/11/2012	49,999,028
75,000,000	Federal Home Loan Discount Note	0.00%	04/18/2012	74,997,320
75,000,000	Federal Home Loan Discount Note	0.00%	04/25/2012	74,996,750
50,000,000	Federal Home Loan Discount Note	0.00%	05/16/2012	49,995,156
100,000,000	Federal Home Loan Discount Note	0.00%	05/23/2012	99,987,722
25,000,000	Federal Home Loan Discount Note	0.00%	06/11/2012	24,998,050
25,000,000	Federal Home Loan Discount Note	0.00%	06/13/2012	24,998,000
50,000,000	Federal Home Loan Discount Note	0.00%	07/18/2012	49,994,050
50,000,000	Federal Home Loan Discount Note	0.00%	07/20/2012	49,993,950
50,000,000	Federal Home Loan Discount Note	0.00%	09/21/2012	49,978,500
36,496,000	Federal Home Loan Mortgage Corporation	1.75%	06/15/2012	36,616,911
100,000,000	Federal Home Loan Mortgage Corporation	5.13%	07/15/2012	101,459,000
150,000,000	Federal Home Loan Mortgage Corporation	1.13%	07/27/2012	150,459,600
50,000,000	Federal Home Loan Mortgage Corporation	5.50%	08/20/2012	51,029,550
125,000,000	Federal Home Loan Mortgage Corporation	0.38%	11/30/2012	125,214,250
150,000,000	Federal Home Loan Mortgage Corporation	4.13%	12/21/2012	154,216,500
100,000,000	Federal Home Loan Mortgage Corporation	0.63%	12/28/2012	100,324,900
150,000,000	Federal Home Loan Mortgage Corporation	0.75%	12/28/2012	150,625,800
43,170,000	Federal National Mortgage Association	1.00%	04/04/2012	43,172,115
100,000,000	Federal National Mortgage Association	1.25%	06/22/2012	100,249,800
100,000,000	Federal National Mortgage Association	1.13%	07/30/2012	100,327,600
105,000,000	Federal National Mortgage Association	4.38%	09/15/2012	107,016,525
66,310,000	Federal National Mortgage Association	0.63%	09/24/2012	66,481,478
50,000,000	Federal National Mortgage Association	0.50%	10/30/2012	50,067,700
184,000,000	Federal National Mortgage Association	0.50%	10/30/2012	184,355,488
85,000,000	Federal National Mortgage Association	0.38%	12/28/2012	85,163,370
50,000,000	Freddie Mac Discount Note	0.00%	05/25/2012	49,993,250

18	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$50,000,000	Freddie Mac Discount Note	0.00%		06/12/2012	49,996,050
75,051,000	Freddie Mac Discount Note	0.00%		06/26/2012	75,043,946
50,000,000	Freddie Mac Discount Note	0.00%		07/06/2012	49,994,700
50,000,000	Freddie Mac Discount Note	0.00%		07/16/2012	49,994,150
50,000,000	Freddie Mac Discount Note	0.00%		12/28/2012	49,951,300
449,263,587	Fidelity Institutional Government Portfolio	0.01%	♦		449,263,587

	Total Short Term Investments (Cost $5,100,051,558)				5,099,938,846

	Total Investments - 100.8% (Cost $22,213,442,003)				22,530,007,419
	Liabilities in Excess of Other Assets - (0.8)%				(187,659,825)

	NET ASSETS - 100.0%				$22,342,347,594

PORTFOLIO HOLDINGS as % of Net Assets
US Government / Agency Mortgage Backed Securities	40.5%
Non-Agency Collateralized Mortgage Obligations	37.4%
Short Term Investments	22.8%
Collateralized Loan Obligations	0.1%
Other Assets and Liabilities	(0.8)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2012.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2012, the value of these securities amounted to $1,693,752,165 or 7.6% of net assets.
I/O	Interest only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates
P/O	Principal only security
♦	Seven-day yield as of March 31, 2012

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	19

Schedule of Investments  DoubleLine Core Fixed Income Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS 20.6%

	Adjustable Rate Mortgage Trust,
$156,968	Series 2007-3-1A1	3.56%	#^	11/25/2037	79,803

	American General Mortgage Loan Trust,
4,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	4,214,552

	Banc of America Commercial Mortgage, Inc.,
250,000	Series 2001-3-H	6.56%	^	04/11/2037	250,323
400,000	Series 2007-1-A4	5.45%		01/15/2049	452,537

	Banc of America Funding Corporation,
6,468,209	Series 2005-G-A3	5.21%	#	10/20/2035	5,857,025
2,677,663	Series 2006-2-6A2	5.50%		03/25/2036	2,654,573
2,043,944	Series 2006-6-1A2	6.25%		08/25/2036	1,950,226

	Banc of America Mortgage Securities, Inc.,
1,376,039	Series 2004-8-4A1	5.50%		09/25/2024	1,402,084

	BCAP LLC Trust,
3,116,846	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	3,214,797

	Bear Stearns Asset Backed Securities Trust,
361,287	Series 2007-SD1-1A3A	6.50%		10/25/2036	239,832

	Bear Stearns Commercial Mortgage Securities, Inc.,
510,285	Series 2001-TOP2-C	6.83%	#	02/15/2035	512,336
375,000	Series 2006-PW13-AM	5.58%	#	09/11/2041	400,700

	CD Commercial Mortgage Trust,
400,000	Series 2006-CD3-AM	5.65%		10/15/2048	410,236
1,166,000	Series 2007-CD4-A4	5.32%		12/11/2049	1,280,231
399,999	Series 2007-CD4-ASB	5.28%		12/11/2049	416,875
119,033,837	Series 2007-CD5-XP	0.32%	#^ I/O	11/15/2044	600,883

	Chase Mortgage Finance Corporation,
12,375,632	Series 2007-A2-6A4	4.02%	#	07/25/2037	10,826,920
3,678,367	Series 2007-S3-2A1	5.50%		05/25/2037	3,620,801

	Citi Mortgage Alternative Loan Trust,
430,353	Series 2006-A2-A2	6.00%		05/25/2036	272,633
203,581	Series 2006-A5-3A3	6.00%		10/25/2036	151,605
409,272	Series 2007-A1-1A7	6.00%		01/25/2037	265,344

	Citicorp Mortgage Securities, Inc.,
383,216	Series 2005-1-1A4	5.50%		02/25/2035	389,343

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	6.04%	#	09/25/2036	1,515,240

	Citigroup Commercial Mortgage Trust,
700,000	Series 2005-C3-AM	4.83%	#	05/15/2043	730,181

	Citigroup Mortgage Loan Trust, Inc.,
527,772	Series 2006-WF2-A2C	5.85%	#	05/25/2036	323,684
4,928,000	Series 2008-AR4-2A1B	4.57%	#^	11/25/2038	2,623,110
3,000,000	Series 2010-8-5A4	11.27%	#^	11/25/2036	2,145,000
16,000,000	Series 2010-8-6A4	9.57%	#^	12/25/2036	10,659,999
4,551,353	Series 2011-12-3A1	5.59%	^	09/25/2047	4,597,101

	Commercial Mortgage Acceptance Corporation,
740,063	Series 1998-C2-F	5.44%	#^	09/15/2030	768,931

	Commercial Mortgage Asset Trust,
150,000	Series 1999-C1-B	7.23%	#	01/17/2032	159,905

	Commercial Mortgage Pass-Through Certificates,
5,000,000	Series 2002-LC4-XA	2.72%	#^ I/O	12/10/2044	795,350
985,000	Series 2006-C7-AM	5.96%	#	06/10/2046	1,031,878
3,670,141	Series 2010-C1-XPA	2.59%	#^ I/O	07/10/2046	254,855
400,000	Series 2011-THL-E	5.95%	^	06/09/2028	407,549

	Countrywide Alternative Loan Trust,
563,128	Series 2005-20CB-1A1	5.50%		07/25/2035	476,355
482,407	Series 2005-28CB-3A6	6.00%		08/25/2035	337,875
2,824,315	Series 2005-46CB-A22	5.25%		10/25/2035	2,151,145
684,790	Series 2005-J10-1A13	0.94%	#	10/25/2035	438,227
1,035,934	Series 2006-26CB-A9	6.50%		09/25/2036	647,118
3,741,972	Series 2007-12T1-A1	6.00%		06/25/2037	2,451,974
3,997,007	Series 2007-16CB-2A1	0.69%	#	08/25/2037	1,742,423
1,157,433	Series 2007-16CB-2A2	52.57%	# I/F	08/25/2037	2,547,136
311,344	Series 2007-17CB-1A10	28.79%	# I/F	08/25/2037	496,845
1,576,082	Series 2007-18CB-2A17	6.00%		08/25/2037	1,138,179
6,408,098	Series 2007-23CB-A3	0.74%	#	09/25/2037	3,297,220
6,296,123	Series 2007-23CB-A4	6.26%	# I/F I/O	09/25/2037	1,340,239
1,081,387	Series 2007-4CB-2A1	7.00%		03/25/2037	399,680

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Asset-Backed Certificates,
$234,470	Series 2005-13-AF3	5.43%	#	04/25/2036	176,160

	Countrywide Home Loans,
620,098	Series 2002-32-2A6	5.00%		01/25/2018	638,338
1,497,353	Series 2005-28-A7	5.25%		01/25/2019	1,304,229
2,906,744	Series 2007-10-A5	6.00%		07/25/2037	2,269,436
1,228,803	Series 2007-15-1A16	6.25%		09/25/2037	1,064,815
3,084,555	Series 2007-3-A17	6.00%		04/25/2037	2,565,036

	Credit Suisse First Boston Mortgage Securities Corporation,
1,000,000	Series 1998-C2-F	6.75%	#^	11/15/2030	1,085,240
325,000	Series 2001-CF2-G	6.93%^		02/15/2034	320,898
270,516	Series 2005-10-5A5	5.50%		11/25/2035	209,867
4,616,831	Series 2005-8-1A3	5.25%		09/25/2035	4,074,409
4,602,176	Series 2005-8-9A4	5.50%		09/25/2035	4,003,140

	Credit Suisse Mortgage Capital Certificates,
10,710,713	Series 2006-4-6A1	6.00%		05/25/2036	9,286,986
782,893	Series 2006-4-7A1	5.50%		05/25/2021	756,482
4,252,553	Series 2006-7-1A3	5.00%		08/25/2036	3,291,874
880,000	Series 2006-C3-AM	6.01%	#	06/15/2038	931,172
368,207	Series 2007-1-3A1	6.00%		02/25/2022	286,435
1,645,679	Series 2007-2-2A1	5.00%		03/25/2037	1,608,538
5,948,467	Series 2007-2-2A5	5.00%		03/25/2037	5,567,718
10,000,000	Series 2010-4R-3A17	9.94%	#^	06/26/2037	6,936,490

	Crest Ltd.,
631,820	Series 2003-2A-A1	0.95%	#^	12/28/2018	582,065

	DBUBS Mortgage Trust,
5,947,930	Series 2011-LC2A-XA	1.62%	#^ I/O	07/10/2044	447,281

	Deutsche Mortgage Securities, Inc.,
3,967,980	Series 2006-PR1-3A1	11.79%	#^ I/F	04/15/2036	4,161,462
352,970	Series 2006-PR1-4AI2	14.14%	#^ I/F	04/15/2036	400,661
2,217,479	Series 2006-PR1-5AI4	11.79%	#^ I/F	04/15/2036	2,387,856

	First Horizon Alternative Mortgage Securities,
1,083,211	Series 2006-FA2-1A5	6.00%		05/25/2036	751,175
279,769	Series 2006-RE1-A1	5.50%		05/25/2035	239,550

	First Union Commercial Mortgage Securities, Inc.,
136,183	Series 2000-C2-G	8.70%	#	10/15/2032	136,242

	GE Capital Commercial Mortgage Corporation,
257,520,567	Series 2005-C3-XP	0.25%	# I/O	07/10/2045	165,843
630,000	Series 2005-C4-AM	5.44%	#	11/10/2045	654,664

	GMAC Commercial Mortgage Securities, Inc.,
794,000	Series 2006-C1-AM	5.29%	#	11/10/2045	812,873

	Greenwich Capital Commercial Funding Corporation,
300,000	Series 2004-FL2A-D	0.55%	#^	11/05/2019	295,122
100,000	Series 2004-FL2A-F	0.64%	#^	11/05/2019	93,887
795,000	Series 2007-GG9-A4	5.44%		03/10/2039	878,204

	GS Mortgage Securities Corporation II,
355,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	367,266
19,899,572	Series 2006-GG6-XC	0.15%	#^ I/O	04/10/2038	30,864
735,000	Series 2007-GG10-A4	5.98%	#	08/10/2045	818,728
800,000	Series 2012-GC6-AS	4.95%	^	01/10/2045	878,058
5,992,060	Series 2012-GC6-XA	2.41%	#^ I/O	01/10/2045	855,957

	GSAA Home Equity Trust,
2,221,010	Series 2005-7-AF5	4.61%	#	05/25/2035	2,069,011
75,765	Series 2006-4-4A1	0.34%	#	03/25/2036	73,158
3,843,367	Series 2007-10-A1A	6.00%		11/25/2037	2,804,019
2,693,448	Series 2007-10-A2A	6.50%		11/25/2037	1,731,334

	GSR Mortgage Loan Trust,
577,354	Series 2006-2F-5A1	4.50%		01/25/2021	545,892
17,489,715	Series 2006-3F-4A1	6.00%		03/25/2036	14,798,703
8,311,732	Series 2007-1F-2A2	5.50%		01/25/2037	7,963,479

	HSBC Asset Loan Obligation,
495,873	Series 2006-2-2A1	5.50%		12/25/2021	459,936
11,365,401	Series 2007-2-3A6	6.00%		09/25/2037	9,424,503

	Indymac Mortgage Loan Trust,
12,845,762	Series 2006-AR3-1A1	2.76%	#	12/25/2036	8,594,265

20	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Alternative Loan Trust,
$500,000	Series 2006-S2-A4	6.19%	#	05/25/2036	254,355
10,000,000	Series 2006-S3-A4	6.31%	#	08/25/2036	5,909,645
3,420,523	Series 2006-S3-A6	6.12%	#	08/25/2036	3,138,048
3,913,283	Series 2006-S4-A6	5.71%	#	12/25/2036	3,466,678

	JP Morgan Chase Commercial Mortgage Securities Corporation,
800,000	Series 2001-C5-AS	5.49%	#^	08/15/2046	882,769
10,792	Series 2001-CIBC-E	7.30%	#	03/15/2033	10,790
625,987	Series 2003-CB6-A1	4.39%		07/12/2037	631,711
640,000	Series 2003-LN1-D	5.20%	#	10/15/2037	642,368
1,000,000	Series 2004-C3-A4	4.66%		01/15/2042	999,876
1,065,000	Series 2006-CB16-A4	5.55%		05/12/2045	1,197,174
835,880	Series 2006-CB16-X2	0.70%	# I/O	05/12/2045	6,087
721,416	Series 2006-FL1-AG	0.71%	#^	02/15/2020	613,208
46,148,872	Series 2006-LDP8-X	0.74%	# I/O	05/15/2045	928,146
1,750,000	Series 2007-C1-A4	5.72%		02/15/2051	1,943,751
750,000	Series 2007-CB18-A4	5.44%		06/12/2047	837,842
750,000	Series 2007-CB20-A4	5.79%	#	02/12/2051	863,190
400,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	413,543
1,000,000	Series 2007-CIBC19-A4	5.93%	#	02/12/2049	1,130,216
400,000	Series 2007-CIBC19-AM	5.93%	#	02/12/2049	395,837
12,050,000	Series 2009-IWST-XB	0.54%	#^ I/F I/O	12/05/2027	271,426
12,868,831	Series 2011-C4-XA	1.79%	#^ I/O	07/15/2046	990,276
600,000	Series 2011-PLSD-A2	3.36%	#	11/13/2044	628,840

	JP Morgan Mortgage Trust,
933,697	Series 2007-S3-1A7	6.00%		08/25/2037	738,493

	JP Morgan Research Trust,
10,105,458	Series 2011-2-2A3	3.50%	#^	07/26/2036	10,344,810

	LB-UBS Commercial Mortgage Trust,
1,000,000	Series 2004-C2-A4	4.37%		03/15/2036	1,054,077
175,718	Series 2004-C4-A3	5.30%	#	06/15/2029	180,069
10,673,220	Series 2006-C7-XCL	0.34%	#^ I/O	11/15/2038	190,538
8,607,797	Series 2006-C7-XW	0.84%	#^ I/O	11/15/2038	211,218
76,194,429	Series 2007-C2-XCP	0.68%	# I/O	02/15/2040	724,457

	Leaf II Receivables Funding LLC,
2,500,000	Series 2010-4-C	5.00%	^	01/20/2019	2,434,000

	Lehman Mortgage Trust,
5,405,051	Series 2005-1-2A4	5.50%		11/25/2035	4,664,359
1,632,187	Series 2006-3-1A5	6.00%		07/25/2036	1,086,264
114,750	Series 2006-9-1A19	29.57%	# I/F	01/25/2037	169,755
2,023,648	Series 2007-10-2A1	6.50%		01/25/2038	1,814,728
426,717	Series 2007-2-1A1	5.75%		02/25/2037	294,208

	MASTR Alternative Loans Trust,
264,333	Series 2005-2-3A1	6.00%		03/25/2035	250,543
114,494	Series 2007-1-2A7	6.00%		10/25/2036	95,445

	MASTR Asset Securitization Trust,
675,543	Series 2003-2-30B2	5.75%		04/25/2033	675,868
591,502	Series 2005-1-2A5	5.00%		05/25/2035	596,912

	Merrill Lynch Mortgage Trust,
780,000	Series 2003-KEY1-A4	5.24%	#	11/12/2035	823,457
81,338,090	Series 2005-CIP1-XP	0.32%	# I/O	07/12/2038	292,248

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
648,440	Series 2006-4-A2FL	0.36%	#	12/12/2049	648,247

	Morgan Stanley Capital, Inc.,
10,751,783	Series 2004-HQ4-X2	0.51%	#^ I/O	04/14/2040	21,547
325,000	Series 2005-HQ7-AM	5.37%	#	11/14/2042	351,121
800,000	Series 2006-HQ9-AM	5.77%	#	07/12/2044	875,142
89,459	Series 2007-HQ12-A2FL	0.49%	#	04/12/2049	86,360
178,919	Series 2007-HQ12-A2FL	5.78%	#	04/12/2049	184,203
36,222,067	Series 2007-IQ16-X2	0.37%	#^ I/O	12/12/2049	298,941
30,043,400	Series 2011-C1-XA	1.15%	#^ I/O	09/15/2047	1,166,150

	Morgan Stanley Mortgage Loan Trust,
1,786,437	Series 2004-1-1A1	5.00%		11/25/2018	1,835,532
3,355,488	Series 2005-7-7A4	5.50%		11/25/2035	3,219,661
8,306,749	Series 2006-7-3A	5.67%	#	06/25/2036	5,736,770

	Morgan Stanley Re-Remic Trust,
7,683,839	Series 2010-R6-5C	5.90%	#^	05/26/2037	5,974,185

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Nomura Asset Acceptance Corporation,
$332,119	Series 2006-AP1-A2	5.52%	#	01/25/2036	206,456

	Nomura Asset Securities Corporation,
1,000,000	Series 1998-D6-A4	7.90%	#	03/15/2030	1,047,721

	Nomura Home Equity Loan, Inc.,
785,385	Series 2006-AF1-A2	5.80%	#	10/25/2036	331,946
1,438,385	Series 2007-1-1A1	6.06%	#	02/25/2037	696,697

	N-Star Real Estate CDO Ltd.,
619,534	Series 2004-2A-A1	0.59%	#^	06/28/2039	610,048

	Option One Mortgage Loan Trust,
205,136	Series 2004-3-M3	0.89%	#	11/25/2034	159,076

	PHH Alternative Mortgage Trust,
3,829,640	Series 2007-2-4A1	6.00%		05/25/2022	3,493,491

	Residential Accredit Loans, Inc.,
932,203	Series 2004-QS15-A1	5.25%		11/25/2034	875,595
1,116,022	Series 2005-QS14-3A3	6.00%		09/25/2035	862,718
393,081	Series 2005-QS1-A5	5.50%		01/25/2035	368,715
1,108,027	Series 2006-QS10-A4	5.75%		08/25/2036	725,708
2,514,384	Series 2006-QS6-1A15	6.00%		06/25/2036	1,654,598
998,470	Series 2006-QS6-2A1	6.00%		06/25/2021	868,890
3,559,184	Series 2007-QS3-A4	6.25%		02/25/2037	2,266,337

	Residential Asset Mortgage Products, Inc.,
550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	404,085

	Residential Asset Securitization Trust,
703,307	Series 2005-A10-A3	5.50%		09/25/2035	595,846
545,019	Series 2005-A11-2A4	6.00%		10/25/2035	296,006
202,661	Series 2005-A7-A3	5.50%		06/25/2035	178,356
2,904,374	Series 2006-A6-1A1	6.50%		07/25/2036	1,567,976
299,219	Series 2006-R1-A1	27.43%	# I/F	01/25/2046	380,585

	Residential Funding Mortgage Securities Trust,
408,074	Series 2006-S10-1A2	6.00%		10/25/2036	341,279
2,125,910	Series 2006-S11-A3	6.00%		11/25/2036	1,866,875
3,795,294	Series 2007-S2-A4	6.00%		02/25/2037	3,281,343
2,447,212	Series 2007-S3-1A4	6.00%		03/25/2037	1,972,799

	Structured Adjustable Rate Mortgage Loan Trust,
11,092,447	Series 2005-8XS-A3	0.80%	#	04/25/2035	10,912,648
1,910,422	Series 2006-4-7A1	5.12%	#	05/25/2036	1,804,927

	Structured Asset Securities Corporation,
5,723,671	Series 2003-35-1A1	5.15%	#	12/25/2033	5,743,151
4,965,134	Series 2005-10-1A1	5.75%		06/25/2035	4,589,805
7,132,146	Series 2005-14-1A1	0.54%	#	07/25/2035	6,075,511
4,504,519	Series 2005-16-1A3	5.50%		09/25/2035	4,012,229
2,990,128	Series 2005-RF1-A	0.59%	#^	03/25/2035	2,373,598
2,990,128	Series 2005-RF1-AIO	5.54%	#^ I/O	03/25/2035	418,763

	TIAA Seasoned Commercial Mortgage Trust,
1,000,000	Series 2007-C4-AJ	5.66%	#	08/15/2039	1,055,776

	Wachovia Bank Commercial Mortgage Trust,
500,000	Series 2005-C22-AM	5.49%	#	12/15/2044	530,293
250,000	Series 2006-C25-AM	5.92%	#	05/15/2043	272,241
110,346,345	Series 2006-C27-XC	0.10%	#^ I/O	07/15/2045	813,253
18,993,901	Series 2006-C29-IO	0.55%	# I/O	11/15/2048	280,711

	Washington Mutual Mortgage Pass-Through Certificates,
265,323	Series 2005-1-2A	6.00%		03/25/2035	215,825
3,483,047	Series 2006-1-3A1	5.75%		02/25/2036	2,598,437
7,599,684	Series 2006-8-A6	5.77%	#	10/25/2036	4,917,459
6,938,285	Series 2006-AR19-2A	2.47%	#	01/25/2047	5,408,625
5,807,884	Series 2007-3-A6	6.00%		04/25/2037	4,212,206
382,056	Series 2007-5-A11	38.03%	# I/F	06/25/2037	607,684

	Wells Fargo Alternative Loan Trust,
18,770,289	Series 2007-PA5-1A1	6.25%		11/25/2037	17,196,455

	Wells Fargo Mortgage Backed Securities Trust,
5,995,851	Series 2005-17-1A1	5.50%		01/25/2036	5,805,531
332,947	Series 2005-AR14-A6	5.35%	#	08/25/2035	234,380
406,739	Series 2005-AR16-6A4	2.72%	#	10/25/2035	167,511
1,972,397	Series 2006-2-3A1	5.75%		03/25/2036	1,957,574
4,716,235	Series 2006-7-2A1	6.00%		06/25/2036	4,256,608
950,234	Series 2007-10-1A36	6.00%		07/25/2037	865,221
4,469,030	Series 2007-10-1A5	6.00%		07/25/2037	4,106,294

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	21

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust, (Cont.)
$677,766	Series 2007-11-A96	6.00%		08/25/2037	658,703
9,852,462	Series 2007-14-1A1	6.00%		10/25/2037	9,455,979
2,313,604	Series 2007-4-A16	5.50%		04/25/2037	2,007,714
8,492,467	Series 2007-5-1A1	5.50%		05/25/2037	8,383,407
616,844	Series 2007-7-A1	6.00%		06/25/2037	564,976
11,315,000	Series 2007-8-2A2	6.00%		07/25/2037	11,089,525

	Wells Fargo Mortgage Loan Trust,
15,005,823	Series 2012-RR1-A1	2.85%	#^	08/27/2037	15,030,431

	WF-RBS Commercial Mortgage Trust,
2,703,043	Series 2011-C2-XA	1.35%	#^ I/O	02/15/2044	146,852

	Total Non-Agency Collateralized Mortgage Obligations (Cost $426,813,039)				429,758,712

US CORPORATE BONDS 17.1%
4,167,000	3M Company, Series D	5.70%		03/15/2037	5,342,232
4,404,000	Alcoa, Inc.	6.15%		08/15/2020	4,748,600
6,255,000	Altria Group, Inc.	9.25%		08/06/2019	8,423,214
9,375,000	American Express Credit Corporation	2.75%		09/15/2015	9,734,822
4,315,000	Amgen, Inc.	3.88%		11/15/2021	4,427,181
3,960,000	Anheuser Busch Inbev Worldwide, Inc.	5.38%		11/15/2014	4,400,079
100,000	Arch Coal, Inc.	7.00%	^	06/15/2019	92,750
4,450,000	Aristotle Holding, Inc.	2.10%	^	02/12/2015	4,507,957
4,650,000	Arrow Electronics, Inc.	3.38%		11/01/2015	4,791,318
4,304,000	AT&T, Inc.	5.35%		09/01/2040	4,593,633
200,000	BE Aerospace, Inc.	6.88%		10/01/2020	220,000
7,400,000	Becton Dickinson and Company	3.13%		11/08/2021	7,524,149
5,750,000	Biogen Idec, Inc.	6.88%		03/01/2018	7,018,651
2,500,000	Boeing Company	6.88%		03/15/2039	3,502,033
160,000	Boeing Company	5.88%		02/15/2040	201,661
1,700,000	Boston Properties Ltd. Partnership	5.63%		11/15/2020	1,939,027
2,650,000	Boston Properties Ltd. Partnership	4.13%		05/15/2021	2,730,573
100,000	Calpine Corporation	7.88%	^	07/31/2020	109,250
100,000	CCO Holdings LLC	6.50%		04/30/2021	104,000
100,000	Cinemark USA, Inc.	7.38%		06/15/2021	107,750
4,300,000	Citigroup, Inc.	6.00%		12/13/2013	4,557,682
8,775,000	Coca-Cola Company	1.80%		09/01/2016	8,971,077
3,570,000	Comcast Corporation	5.85%		11/15/2015	4,119,541
1,875,000	Comcast Corporation	5.90%		03/15/2016	2,166,859
3,250,000	ConocoPhillips Company	6.50%		02/01/2039	4,332,032
100,000	Constellation Brands, Inc.	7.25%		05/15/2017	113,750
100,000	Copano Energy LLC	7.13%		04/01/2021	105,750
200,000	Crown Castle International Corporation	9.00%		01/15/2015	221,000
1,855,000	Daimler Finance North America LLC	1.95%	^	03/28/2014	1,878,421
4,250,000	Daimler Finance North America LLC	1.88%	^	09/15/2014	4,313,504
100,000	Delphi Corporation	5.88%	^	05/15/2019	106,000
4,824,000	Devon Energy Corporation	6.30%		01/15/2019	5,895,565
2,975,000	Devon Energy Corporation	4.00%		07/15/2021	3,178,904
100,000	DineEquity, Inc.	9.50%		10/30/2018	110,000
3,900,000	DIRECTV Holdings LLC	5.00%		03/01/2021	4,234,472
100,000	DISH DBS Corporation	7.75%		05/31/2015	114,125
4,709,000	Duke Energy Corporation	3.55%		09/15/2021	4,872,346
4,170,000	Ecolab, Inc.	2.38%		12/08/2014	4,321,884
200,000	El Paso Corporation	7.00%		06/15/2017	223,709
100,000	Equinix, Inc.	7.00%		07/15/2021	110,000
100,000	Felcor Lodging LP	6.75%		06/01/2019	101,500
200,000	Forest Oil Corporation	7.25%		06/15/2019	196,500
200,000	Frontier Communications Corporation	8.50%		04/15/2020	211,500

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$9,925,000	General Electric Capital Corporation	2.90%		01/09/2017	10,307,232
4,900,000	General Mills, Inc.	3.15%		12/15/2021	4,914,666
3,825,000	Goldman Sachs Group, Inc.	5.75%		01/24/2022	3,942,286
2,600,000	Halliburton Company	6.15%		09/15/2019	3,173,378
100,000	Hertz Corporation	7.50%		10/15/2018	106,625
100,000	Huntsman International LLC	5.50%		06/30/2016	100,375
4,100,000	IBM Corporation	1.95%		07/22/2016	4,211,590
3,700,000	Illinois Tool Works, Inc.	3.38%	^	09/15/2021	3,785,995
4,450,000	Intel Corporation	3.30%		10/01/2021	4,606,871
100,000	International Lease Finance Corporation	8.63%		01/15/2022	111,667
95,000	Interpublic Group of Companies, Inc.	10.00%		07/15/2017	109,250
100,000	Iron Mountain, Inc.	7.75%		10/01/2019	109,750
8,150,000	JP Morgan Chase & Company	4.95%		03/25/2020	8,805,268
3,353,000	Kellogg Company	7.45%		04/01/2031	4,408,045
2,675,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	3,064,691
3,800,000	Kraft Foods, Inc.	5.38%		02/10/2020	4,400,126
1,850,000	Kroger Company	5.50%		02/01/2013	1,923,954
3,587,000	Kroger Company	7.50%		01/15/2014	4,000,563
100,000	LINN Energy LLC	6.50%	^	05/15/2019	98,500
4,350,000	Marathon Petroleum Corporation	5.13%		03/01/2021	4,739,760
4,500,000	Mattel, Inc.	2.50%		11/01/2016	4,608,392
2,000,000	Metlife, Inc.	6.38%		06/15/2034	2,468,582
1,750,000	Metlife, Inc.	5.70%		06/15/2035	2,042,511
100,000	Michaels Stores, Inc.	7.75%		11/01/2018	107,000
2,015,000	MidAmerican Energy Holdings Company	5.95%		05/15/2037	2,361,425
4,254,000	MidAmerican Energy Holdings Company	6.50%		09/15/2037	5,333,278
5,500,000	Motorola, Inc.	6.00%		11/15/2017	6,375,100
8,883,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	12,899,919
5,803,000	News America, Inc.	6.65%		11/15/2037	6,786,550
4,085,000	Novartis Capital Corporation	4.40%		04/24/2020	4,640,732
4,240,000	Omnicom Group, Inc.	4.45%		08/15/2020	4,570,228
4,450,000	ONEOK Partners LP	6.13%		02/01/2041	4,976,128
4,675,000	Phillips 66	5.88%	^	05/01/2042	4,806,232
775,000	Plains All American Pipeline LP	5.15%		06/01/2042	759,960
1,950,000	PNC Funding Corporation	6.70%		06/10/2019	2,375,978
4,200,000	PNC Funding Corporation	4.38%		08/11/2020	4,567,735
100,000	Reynolds Group Issuer, Inc.	7.88%	^	08/15/2019	108,000
100,000	Service Corporation International	6.75%		04/01/2015	109,750
100,000	SESI LLC	6.38%		05/01/2019	106,500
4,427,000	Simon Property Group LP	5.65%		02/01/2020	5,075,640
6,463,000	Southern Power Company, Series D	4.88%		07/15/2015	7,129,923
1,071,000	Southwest Airlines Company	5.25%		10/01/2014	1,152,399
325,000	Southwest Airlines Company	5.75%		12/15/2016	363,916
4,675,000	Southwest Airlines Company	5.13%		03/01/2017	5,092,393
3,100,000	Target Corporation	3.88%		07/15/2020	3,394,351
2,000,000	Target Corporation	2.90%		01/15/2022	1,980,920
9,021,000	Time Warner Cable, Inc.	5.00%		02/01/2020	9,976,884
100,000	Toll Brothers Finance Corporation	5.88%		02/15/2022	102,970
100,000	United Parcel Service, Inc.	5.13%		04/01/2019	118,909

22	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$5,259,000	United Parcel Service, Inc.	3.13%		01/15/2021	5,519,531
100,000	United Rentals, Inc.	8.38%		09/15/2020	104,000
100,000	Univision Communications, Inc.	6.88%	^	05/15/2019	101,875
4,444,000	Valero Energy Corporation	6.13%		02/01/2020	5,113,751
100,000	Vulcan Materials Company	6.50%		12/01/2016	107,750
8,309,000	Wal-Mart Stores, Inc.	3.25%		10/25/2020	8,712,468
5,475,000	Waste Management, Inc.	6.13%		11/30/2039	6,686,924
4,710,000	WellPoint, Inc.	5.25%		01/15/2016	5,283,381
3,485,000	WellPoint, Inc.	5.88%		06/15/2017	4,073,836
8,225,000	Wells Fargo & Company	4.60%		04/01/2021	8,836,964
200,000	Wynn Las Vegas LLC	7.88%		11/01/2017	219,000
3,675,000	Wynn Las Vegas LLC	7.75%		08/15/2020	4,056,281
206,000	Xerox Corporation	5.50%		05/15/2012	207,056
6,560,000	Xerox Corporation	4.25%		02/15/2015	6,972,296

	Total US Corporate Bonds (Cost $350,103,707)				356,283,011

FOREIGN CORPORATE BONDS 11.5%
1,500,000	Abu Dhabi National Energy Company	4.13%		03/13/2017	1,541,250
1,000,000	Abu Dhabi National Energy Company	5.88%	^	12/13/2021	1,070,000
1,700,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	1,802,000
2,400,000	AES Gener S.A.	5.25%		08/15/2021	2,538,000
275,000	AES Panama S.A.	6.35%		12/21/2016	299,750
600,000	Alfa Bank	7.88%		09/25/2017	621,900
690,000	AngloGold Holdings PLC	6.50%		04/15/2040	656,934
6,950,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	7,587,628
1,300,000	Automotores Gildemeister S.A.	8.25%	^	05/24/2021	1,399,450
500,000	Automotores Gildemeister S.A.	8.25%		05/24/2021	538,250
1,500,000	Axiata SPV1 Labuan Ltd.	5.38%		04/28/2020	1,589,676
3,400,000	Banco Bradesco S.A.	5.75%	^	03/01/2022	3,430,600
4,000,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	4,160,000
2,000,000	Banco de Credito del Peru	5.38%	^	09/16/2020	2,060,000
1,125,000	Banco de Credito del Peru	5.38%		09/16/2020	1,158,750
503,000	Banco de Credito del Peru	9.75%	#^	11/06/2069	593,540
350,000	Banco de Credito del Peru	9.75%	#	11/06/2069	413,000
2,450,000	Banco Internacional del Peru	5.75%		10/07/2020	2,499,000
495,000	Banco Internacional del Peru	8.50%	#	04/23/2070	528,413
1,950,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	1,945,125
1,300,000	Banco Mercantil del Norte	4.38%		07/19/2015	1,358,500
1,750,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	1,824,375
5,700,000	BanColombia S.A.	5.95%		06/03/2021	6,063,375
100,000	Bombardier, Inc.	5.75%	^	03/15/2022	97,750
4,237,000	BP Capital Markets PLC	4.75%		03/10/2019	4,804,851
6,788,000	British Telecommunications PLC	5.95%		01/15/2018	7,891,233

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$100,000	BTA Bank	10.75%	(a)	07/01/2018	22,500
3,500,000	CCL Finance Ltd.	9.50%		08/15/2014	3,970,749
800,000	Celulosa Arauco y Constitution S.A.	4.75%		01/11/2022	822,923
188,000	Cemex Espana	9.88%	^	04/30/2019	181,420
2,637,000	CNOOC Finance 2011 Ltd.	4.25%		01/26/2021	2,756,599
2,400,000	Controladora Comercial Mexicana S.A.B. de C.V.	7.00%		06/30/2018	2,436,000
4,100,000	Corp Financiera de Desarrolo S.A.	4.75%	^	02/08/2022	4,243,500
2,000,000	Corporacion Lindley S.A.	6.75%	^	11/23/2021	2,140,000
700,000	Corporacion Lindley S.A.	6.75%		11/23/2021	749,000
2,344,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	2,534,450
1,863,000	Covidien International Finance S.A.	2.80%		06/15/2015	1,942,401
3,950,000	Covidien International Finance S.A.	6.00%		10/15/2017	4,744,207
3,000,000	DBS Bank Ltd.	3.63%	#^	09/21/2022	2,931,594
1,936,000	Deutsche Telekom International Finance B.V.	8.75%		06/15/2030	2,667,909
3,793,050	Dolphin Energy Ltd.	5.89%		06/15/2019	4,120,201
1,600,000	Dolphin Energy Ltd.	5.50%	^	12/15/2021	1,694,000
4,195,000	EGE Haina Finance Company	9.50%		04/26/2017	4,425,725
2,300,000	Empresa Nacional del Petroleo	4.75%	^	12/06/2021	2,394,778
300,000	Empresa Nacional del Petroleo	4.75%		12/06/2021	312,362
2,380,000	Empresas ICA S.A.B. de C.V.	8.90%		02/04/2021	2,409,750
3,850,000	France Telecom S.A.	2.75%		09/14/2016	3,964,395
2,200,000	Gaz Capital S.A.	5.09%		11/29/2015	2,315,500
5,325,000	Globo Communicacao e Participacoes S.A.	6.25%	#	07/20/2015	5,716,387
1,500,000	GRUMA S.A.B. de C.V.	7.75%		12/29/2041	1,515,000
4,500,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	4,691,250
700,000	Grupo KUO S.A.B de C.V.	9.75%		10/17/2017	764,750
1,300,000	Grupo Petrotemex S.A. de C.V	9.50%		08/19/2014	1,446,250
200,000	Grupo Televisa S.A.B.	6.63%		03/18/2025	236,321
200,000	Gruposura Finance	5.70%	^	05/18/2021	210,000
1,900,000	Gruposura Finance	5.70%		05/18/2021	1,995,000
1,700,000	Hongkong Electric Finance Ltd.	4.25%		12/14/2020	1,746,762
2,400,000	Hutchison Whampoa International 11 Ltd.	4.63%	^	01/13/2022	2,422,534
500,000	Hutchison Whampoa International 11 Ltd.	4.63%		01/13/2022	504,695
3,365,193	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	3,958,477
600,000	Industry & Construction Bank	5.01%	#	09/29/2015	594,750
400,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	416,000
1,100,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,144,000
2,000,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	2,110,000
2,300,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,426,500
200,000	Interbank Peru	8.50%	#I/F	04/23/2070	213,500
500,000	Intercorp Retail Trust	8.88%	^	11/14/2018	542,500
800,000	Inversiones CMPC S.A.	4.75%	^	01/19/2018	842,202
250,000	Inversiones CMPC S.A.	4.75%		01/19/2018	263,188
1,600,000	Inversiones CMPC S.A.	6.13%		11/05/2019	1,806,474
575,000	IOI Ventures BHD	5.25%		03/16/2015	607,892
500,000	Ixe Banco S.A.	9.25%		10/14/2020	570,000
200,000	Ixe Banco S.A.	9.75%		12/29/2041	202,750
2,800,000	JBS Finance II Ltd.	8.25%		01/29/2018	2,879,800
900,000	Kuznetski Capital S.A.	5.97%	#	11/25/2015	892,261
2,000,000	Lotte Shopping Company Ltd.	3.88%		04/07/2016	2,038,220
2,500,000	Minerva Luxembourg S.A.	12.25%	^	02/10/2022	2,743,750
200,000	Minerva Overseas II Ltd.	10.88%		11/15/2019	213,000

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	23

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,425,595	Nakilat, Inc.	6.27%		12/31/2033	2,648,094
200,000	Nova Chemicals Corporation	8.38%		11/01/2016	223,000
1,000,000	Odebrecht Finance Ltd.	6.00%	^	04/05/2023	1,044,300
1,000,000	Odebrecht Finance Ltd.	6.00%		04/05/2023	1,044,300
2,500,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	2,571,878
3,800,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	4,178,100
1,900,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	2,089,050
700,000	PCCW-HKT Capital No 4 Ltd.	4.25%		02/24/2016	723,564
3,000,000	Petrobras International Finance Company	5.38%		01/27/2021	3,245,217
4,026,000	Pohang Iron and Steel Company	4.25%	^	10/28/2020	3,968,336
1,260,000	Pohang Iron and Steel Company	5.25%^		04/14/2021	1,329,253
2,750,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	2,868,381
925,260	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	994,655
1,800,000	Ras Laffan Liquefied Natural Gas Company	5.84%		09/30/2027	1,953,000
2,450,000	Reliance Holdings USA, Inc.	5.40%^		02/14/2022	2,441,864
8,590,000	Royal Bank of Canada	2.30%		07/20/2016	8,825,151
1,675,000	Royal KPN N.V.	8.38%		10/01/2030	2,156,222
500,000	Russian Agricultural Bank	6.00%	#^	06/03/2021	494,400
1,200,000	Russian Agricultural Bank	6.00%	#	06/03/2021	1,186,560
3,100,000	Sigma Alimentos S.A.	5.63%		04/14/2018	3,293,750
800,000	Sigma Alimentos S.A.	6.88%		12/16/2019	904,000
500,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	545,845
4,800,000	Temasek Financial Ltd.	4.30%		10/25/2019	5,237,026
1,373,091	Tengizchevroil Finance Corporation	6.12%		11/15/2014	1,448,817
4,300,000	Transocean, Inc.	6.00%		03/15/2018	4,766,180
1,500,000	VEB Finance Ltd.	5.38%^		02/13/2017	1,552,500
200,000	Vimpel Communications	7.75%^		02/02/2021	198,250
1,800,000	Vimpel Communications	7.75%		02/02/2021	1,784,250
300,000	VimpelCom Holdings B.V.	7.50%^		03/01/2022	292,500
2,700,000	Virgolino De Oliveira Fininance Ltd.	11.75%^		02/09/2022	2,693,250
4,500,000	Volcan Compania Minera S.A.	5.38%^		02/02/2022	4,668,750
1,400,000	Votorantim Cimentos S.A.	7.25%^		04/05/2041	1,435,000
4,000,000	VTB Capital S.A.	6.88%		05/29/2018	4,244,999
100,000	WPE International Cooperatief U.A.	10.38%^		09/30/2020	95,330
3,100,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	2,955,230
750,000	YPF Sociedad Anonima	10.00%		11/02/2028	791,250

	Total Foreign Corporate Bonds (Cost $233,291,076)				238,859,778

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 3.0%
$8,640,000	Corporacion Andina de Fomento	3.75%		01/15/2016	8,999,977
100,000	Hydro-Quebec	8.00%		02/01/2013	106,116
150,000	Hydro-Quebec	7.50%		04/01/2016	182,673
2,300,000	Hydro-Quebec	2.00%		06/30/2016	2,368,422
4,500,000	Korea Development Bank	4.38%		08/10/2015	4,765,496
3,800,000	Korea Development Bank	4.00%		09/09/2016	3,979,979
5,800,000	Mexico Government International Bond	3.63%		03/15/2022	5,945,000
8,000,000	Pemex Project Funding Master Trust	6.63%		06/15/2035	9,200,000
500,000	Province of New Brunswick	2.75%		06/15/2018	526,820
1,600,000	Province of Ontario	2.30%		05/10/2016	1,658,594
200,000	Province of Ontario	4.95%		11/28/2016	231,062
1,600,000	Russian Foreign Bond	4.50%^		04/04/2022	1,609,600
2,000,000	Russian Foreign Bond	5.63%^		04/04/2042	2,015,000
6,200,000	South Africa Government International Bond	4.67%		01/17/2024	6,370,499
2,000,000	State of Qatar	4.50%^		01/20/2022	2,097,600
5,700,000	State Of Qatar	4.50%		01/20/2022	5,978,160
4,870,000	United Mexican States	5.63%		01/15/2017	5,656,505
500,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	541,934

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $60,686,273)				62,233,437

US GOVERNMENT/AGENCY MORTGAGE BACKED SECURITIES 25.2%

	Federal Home Loan Mortgage Corporation,
5,376,621	Pool G01840	5.00%		07/01/2035	5,805,321
4,463,228	Pool G04817	5.00%		09/01/2038	4,811,428
16,070,772	Pool G06871	6.00%		06/01/2038	17,771,406
8,046,138	Pool N70081	5.50%		07/01/2038	8,774,978
1,330,007	Pool U60299	4.00%		11/01/2040	1,406,536
451,066	Series 2692-SC	12.80%	# I/F	07/15/2033	503,349
5,300,000	Series 2722-PS	9.62%	# I/F	12/15/2033	6,149,009
449,039	Series 2750-ZT	5.00%		02/15/2034	502,731
13,697,272	Series 2890-ZA	5.00%		11/15/2034	15,357,333
1,048,061	Series 3002-SN	6.26%	# I/F I/O	07/15/2035	187,971
450,835	Series 3045-DI	6.49%	# I/F I/O	10/15/2035	70,646
1,068,162	Series 3116-Z	5.50%		02/15/2036	1,215,453
131,421	Series 3117-ZN	4.50%		02/15/2036	142,753
1,321,261	Series 3203-ZC	5.00%		07/15/2036	1,508,762
841,504	Series 3275-SC	5.84%	# I/F I/O	02/15/2037	106,216
12,869,003	Series 3382-SB	5.76%	# I/F I/O	11/15/2037	1,730,002
8,772,889	Series 3384-S	6.15%	# I/F I/O	11/15/2037	1,293,604
9,396,172	Series 3417-SX	5.94%	# I/F I/O	02/15/2038	1,270,378
1,240,786	Series 3423-GS	5.41%	# I/F I/O	03/15/2038	145,308
1,240,786	Series 3423-SG	5.41%	# I/F I/O	03/15/2038	145,669
972,832	Series 3524-LB	5.70%	#	06/15/2038	1,040,291
4,307,049	Series 3562-WS	4.71%	# I/F I/O	08/15/2039	408,105
2,337,476	Series 3582-SA	5.76%	# I/F I/O	10/15/2049	292,720
2,022,546	Series 3606-CS	6.11%	# I/F I/O	12/15/2039	315,639
1,174,567	Series 3616-SG	6.11%	# I/F I/O	03/15/2032	206,384
5,068,129	Series 3626-AZ	5.50%		08/15/2036	5,728,760
7,000,000	Series 3641-TB	4.50%		03/15/2040	7,699,514
2,484,072	Series 3666-SC	5.53%	# I/F I/O	05/15/2040	304,758
552,919	Series 3666-VZ	5.50%		08/15/2036	643,416
1,192,328	Series 3688-CM	4.00%		07/15/2029	1,225,415
12,175,000	Series 3738-BD	4.00%		10/15/2030	12,700,628

24	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$223,072	Series 3745-ST	9.52%	# I/F	10/15/2040	224,230
2,469,567	Series 3745-SY	9.52%	# I/F	10/15/2040	2,431,530
2,054,094	Series 3758-SL	5.38%	# I/F	05/15/2039	2,030,046
2,767,359	Series 3768-MS	9.51%	# I/F	12/15/2040	2,760,302
2,445,547	Series 3779-DZ	4.50%		12/15/2040	2,412,596
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,448,077
303,180	Series 3780-BS	9.42%	# I/F	12/15/2040	303,546
994,733	Series 3780-YS	9.42%	# I/F	12/15/2040	1,051,693
1,388,246	Series 3786-SG	9.02%	# I/F	01/15/2041	1,394,720
2,275,124	Series 3793-SA	9.32%	# I/F	01/15/2041	2,314,655
2,095,383	Series 3795-VZ	4.00%		01/15/2041	2,154,896
1,198,313	Series 3798-SD	9.12%	# I/F	12/15/2040	1,210,909
517,495	Series 3805-KS	9.02%	# I/F	02/15/2041	527,839
1,591,875	Series 3806-CZ	5.50%		07/15/2034	1,871,859
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,197,912
4,183,759	Series 3818-CZ	4.50%		03/15/2041	4,519,549
2,096,932	Series 3819-ZU	5.50%		07/15/2034	2,450,351
3,736,782	Series 3824-EY	3.50%		03/15/2031	3,868,609
1,969,776	Series 3828-SW	12.47%	# I/F	02/15/2041	1,959,468
4,187,161	Series 3863-ZA	5.50%		08/15/2034	4,881,768
8,000,000	Series 3877-EY	4.50%		06/15/2041	8,761,718
3,080,940	Series 3888-ZG	4.00%		07/15/2041	3,186,607
2,237,772	Series 3910-GZ	5.00%		08/15/2041	2,530,473
5,043,878	Series 3972-AZ	3.50%		12/15/2041	4,692,536
1,422,065	Series R003-ZA	5.50%		10/15/2035	1,622,253

	Federal National Mortgage Association,
565,663	Series 2003-117-KS	6.86%	# I/F I/O	08/25/2033	63,907
3,069,216	Series 2003-92-PZ	5.00%		09/25/2033	3,534,585
500,000	Series 2003-W17-1A7	5.75%		08/25/2033	574,292
1,869,395	Series 2006-101-SA	6.34%	# I/F I/O	10/25/2036	270,026
891,890	Series 2006-56-SM	6.51%	# I/F I/O	07/25/2036	152,740
1,130,886	Series 2007-116-BI	6.01%	# I/F I/O	05/25/2037	181,852
2,795,882	Series 2007-30-OI	6.20%	# I/F I/O	04/25/2037	426,308
4,879,520	Series 2008-14-ZA	5.50%		03/25/2038	5,559,584
418,885	Series 2008-29-ZA	4.50%		04/25/2038	456,720
1,276,442	Series 2008-62-SC	5.76%	# I/F I/O	07/25/2038	161,647
3,897,452	Series 2009-111-EZ	5.00%		01/25/2040	4,376,968
578,565	Series 2009-111-SE	6.01%	# I/F I/O	01/25/2040	75,234
349,894	Series 2009-16-MZ	5.00%		03/25/2029	389,726
1,457,937	Series 2009-48-WS	5.71%	# I/F I/O	07/25/2039	164,018
6,900,258	Series 2009-62-PS	5.86%	# I/F I/O	08/25/2039	877,965
3,356,510	Series 2009-77-ZA	4.50%		10/25/2039	3,657,708
1,790,139	Series 2009-83-Z	4.50%		10/25/2039	1,948,442
285,377	Series 2010-101-ZH	4.50%		07/25/2040	297,762
1,277,896	Series 2010-109-BS	52.32%	# I/F	10/25/2040	1,797,905
1,592,596	Series 2010-112-ZA	4.00%		10/25/2040	1,645,599
1,277,200	Series 2010-121-SD	4.26%	# I/F I/O	10/25/2040	130,282
206,538	Series 2010-137-VS	14.27%	# I/F	12/25/2040	220,886
2,102,367	Series 2010-150-ZA	4.00%		01/25/2041	2,138,847
1,440,731	Series 2010-31-SA	4.76%	# I/F I/O	04/25/2040	144,290
1,159,734	Series 2010-34-PS	4.69%	# I/F I/O	04/25/2040	108,175
1,400,273	Series 2010-35-SP	6.11%	# I/F I/O	04/25/2050	198,214
1,019,311	Series 2010-35-SV	6.21%	# I/F I/O	04/25/2040	133,848
10,189,237	Series 2010-37-MY	4.50%		04/25/2040	11,214,121
1,206,497	Series 2010-59-PS	6.21%	# I/F I/O	03/25/2039	164,053
1,574,742	Series 2010-59-SC	4.76%	# I/F I/O	01/25/2040	159,219
7,670,535	Series 2010-60-VZ	5.00%		10/25/2039	8,382,047
328,737	Series 2010-64-EZ	5.00%		06/25/2040	381,234
1,981,753	Series 2010-7-PE	5.00%		02/25/2040	2,116,783
2,552,288	Series 2010-90-GS	5.76%	# I/F I/O	08/25/2040	341,832
151,911	Series 2010-99-SG	23.78%	# I/F	09/25/2040	201,671
6,873,282	Series 2011-127-PM	4.00%		12/25/2041	6,821,275
6,154,214	Series 2011-141-PZ	4.00%		01/25/2042	6,208,296
1,486,462	Series 2011-18-S	9.00%	# I/F	03/25/2041	1,517,848
13,157,055	Series 2011-18-UZ	4.00%		03/25/2041	13,402,702
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,577,493
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	1,029,591
13,914,828	Series 2011-59-MA	4.50%		07/25/2041	15,042,097
9,273,628	Series 2011-63-ZE	4.00%		08/25/2038	9,773,199
2,074,521	Series 2011-72-LZ	5.50%		04/25/2037	2,431,406
2,567,450	Series 2011-77-CZ	4.00%		08/25/2041	2,571,798
1,243,668	Series 2011-87-US	13.22%	# I/F	09/25/2041	1,252,233

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$2,121,812	Series 2011-88-SB	8.81%	# I/F	09/25/2041	2,172,423
2,028,373	Series 400-S4	5.21%	# I/FI/O	11/25/2039	234,120

	Federal National Mortgage Association Pass-Thru,
1,062,803	Pool 555743	5.00%		09/01/2033	1,150,907
899,765	Pool 735382	5.00%		04/01/2035	973,933
6,747,873	Pool 735383	5.00%		04/01/2035	7,304,096
3,648,246	Pool 735402	5.00%		04/01/2035	3,948,968
5,547,363	Pool 735484	5.00%		05/01/2035	5,999,428
6,519,224	Pool 889509	6.00%		05/01/2038	7,190,337
5,648,999	Pool 889662	6.00%		06/01/2038	6,230,527
7,633,679	Pool 890385	6.00%		12/01/2039	8,419,517
743,267	Pool 931104	5.00%		05/01/2039	812,953
12,660,839	Pool 995023	5.50%		08/01/2037	13,860,172
6,019,900	Pool 995112	5.50%		07/01/2036	6,606,142
5,856,345	Pool 995203	5.00%		07/01/2035	6,341,825
3,295,252	Pool AB2123	4.00%		01/01/2031	3,497,883
735,570	Pool AB2370	4.50%		09/01/2035	767,651
167,029	Pool AC1032	5.00%		06/01/2040	176,282
21,094,572	Pool AD0189	5.50%		02/01/2039	23,092,814
17,727,137	Pool AD0500	5.50%		09/01/2036	19,483,945
110,613	Pool AD2177	4.50%		06/01/2030	117,805
5,158,230	Pool AH7309	4.00%		02/01/2031	5,475,420
7,738,954	Pool AJ1399	4.00%		09/01/2041	8,018,945
20,061,867	Pool AJ4997	4.00%		10/01/2041	20,787,694
22,324,642	Pool AJ7677	3.50%		12/01/2041	22,747,055
15,848,481	Pool AK4039	4.00%		02/01/2042	16,421,870
3,711,053	Pool MA0264	4.50%		12/01/2029	3,954,666
402,757	Pool MA0282	5.00%		12/01/2039	446,717
2,685,457	Pool MA0353	4.50%		03/01/2030	2,860,066
364,262	Pool MA0468	5.00%		07/01/2040	384,442
4,471,650	Pool MA0871	4.00%		10/01/2041	4,633,432

	Government National Mortgage Association,
2,895,342	Pool 752494	5.50%		09/20/2039	3,093,189
271,875	Series 2003-67-SP	6.86%	# I/FI/O	08/20/2033	83,078
814,162	Series 2008-82-SM	5.81%	# I/FI/O	09/20/2038	119,794
7,949,998	Series 2009-32-ZE	4.50%		05/16/2039	8,776,567
3,974,999	Series 2009-35-DZ	4.50%		05/20/2039	4,301,454
3,915,929	Series 2009-75-GZ	4.50%		09/20/2039	4,246,528
4,531,417	Series 2009-75-HZ	5.00%		09/20/2039	5,143,910
293,527	Series 2010-25-ZB	4.50%		02/16/2040	300,821
6,275,639	Series 2011-45-GZ	4.50%		03/20/2041	6,670,490
10,381,392	Series 2011-71-ZA	4.50%		02/20/2041	11,114,033

	Total US Government/Agency Mortgage backed Securities (Cost $507,011,199)				523,510,952

US GOVERNMENT BONDS AND NOTES 20.0%
2,800,000	United States Treasury Bonds	8.00%		11/15/2021	4,253,595
5,750,000	United States Treasury Bonds	6.13%		11/15/2027	8,126,366
5,500,000	United States Treasury Bonds	4.75%		02/15/2037	6,961,796
27,950,000	United States Treasury Bonds	4.25%		11/15/2040	32,919,873
58,700,000	United States Treasury Notes	0.50%		05/31/2013	58,878,859
105,900,000	United States Treasury Notes	1.88%		04/30/2014	109,192,854
37,700,000	United States Treasury Notes	1.25%		10/31/2015	38,456,941
30,350,000	United States Treasury Notes	2.75%		11/30/2016	32,789,867
13,100,000	United States Treasury Notes	1.88%		09/30/2017	13,567,709
39,600,000	United States Treasury Notes	2.38%		05/31/2018	41,920,322
35,250,000	United States Treasury Notes	3.63%		08/15/2019	40,011,500
27,950,000	United States Treasury Notes	3.13%		05/15/2021	30,426,202

	Total US Government Bonds and Notes (Cost $422,051,561)				417,505,884

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	25

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 1.6%
$33,587,138	Fidelity Institutional Government Portfolio	0.01%	♦		33,587,138

	Total Short Term Investments (Cost $33,587,138)				33,587,138

	Total Investments 99.0% (Cost $2,033,543,993)				2,061,738,912
	Other Assets in Excess of Liabilities 1.0%				21,572,829

	NET ASSETS 100.0%				$2,083,311,741

PORTFOLIO HOLDINGS as % of Net Assets
US Government / Agency Mortgage Backed Securities	25.2%
Non-Agency Collateralized Mortgage Obligations	20.6%
US Government Bonds and Notes	20.0%
US Corporate Bonds	17.1%
Foreign Corporate Bonds	11.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	3.0%
Short Term Investments	1.6%
Other Assets and Liabilities	1.0%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2012.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2012, the value of these securities amounted to $191,810,243 or 9.2% of net assets.
I/O	Interest only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates
♦	Seven-day yield as of March 31, 2012
(a)	Issuer is in default of interest payments

26	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
Foreign Corporate Bonds - 88.2%

ABU DHABI - 3.6%
$2,500,000	Abu Dhabi National Energy Company	4.13%		03/13/2017	2,568,750
2,000,000	Abu Dhabi National Energy Company	5.88%	^	12/13/2021	2,140,000
3,287,310	Dolphin Energy Ltd.	5.89%		06/15/2019	3,570,840
7,000,000	Dolphin Energy Ltd.	5.50%	^	12/15/2021	7,411,250

					15,690,840

ARGENTINA - 2.2%
1,700,000	WPE International Cooperatief U.A.	10.38%	^	09/30/2020	1,620,610
5,173,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	4,931,421
2,800,000	YPF Sociedad Anonima	10.00%		11/02/2028	2,954,000

					9,506,031

BRAZIL - 14.0%
7,900,000	Banco Bradesco S.A.	5.75%	^	03/01/2022	7,971,100
2,000,000	Braskem Finance Ltd.	5.75%		04/15/2021	2,103,600
5,650,000	CCL Finance Ltd.	9.50%		08/15/2014	6,409,925

8,305,000	Globo Communicacao e Participacoes S.A.	6.25%	#	07/20/2015	8,915,417
200,000	JBS Finance II Ltd.	8.25%	^	01/29/2018	205,700
5,241,000	JBS Finance II Ltd.	8.25%		01/29/2018	5,390,369
6,200,000	Minerva Luxembourg S.A.	12.25%	^	02/10/2022	6,804,500
170,000	Minerva Overseas II Ltd.	9.50%		02/01/2017	156,706
800,000	Minerva Overseas II Ltd.	10.88%		11/15/2019	852,000
6,300,000	Odebrecht Finance Ltd.	6.00%		04/05/2023	6,579,090
7,000,000	Petrobras International Finance Company	5.38%		01/27/2021	7,572,173
5,100,000	Virgolino De Oliveira Fininance Ltd.	11.75%	^	02/09/2022	5,087,250
2,800,000	Votorantim Cimentos S.A.	7.25%	^	04/05/2041	2,870,000

					60,917,830

CHILE - 5.3%
5,155,000	AES Gener S.A.	5.25%		08/15/2021	5,451,413
1,500,000	Automotores Gildemeister S.A.	8.25%	^	05/24/2021	1,614,750
2,500,000	Automotores Gildemeister S.A.	8.25%		05/24/2021	2,691,250
150,000	Banco del Estado de Chile	3.88%	^	02/08/2022	149,250
1,605,000	Celulosa Arauco y Constitution S.A.	4.75%		01/11/2022	1,650,990
4,400,000	Empresa Nacional del Petroleo	4.75%	^	12/06/2021	4,581,315
1,700,000	Inversiones CMPC S.A.	4.75%	^	01/19/2018	1,789,678
534,000	Inversiones CMPC S.A.	4.75%		01/19/2018	562,170
3,900,000	Inversiones CMPC S.A.	6.13%		11/05/2019	4,403,279
100,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	109,169

					23,003,264

CHINA - 4.4%
4,500,000	CNOOC Finance 2011 Ltd.	4.25%		01/26/2021	4,704,092
2,700,000	Hongkong Electric Finance Ltd.	4.25%		12/14/2020	2,774,269
6,100,000	Hutchison Whampoa International 11 Ltd.	4.63%	^	01/13/2022	6,157,273
3,400,000	Hutchison Whampoa International 11 Ltd.	4.63%		01/13/2022	3,431,923
2,000,000	PCCW-HKT Capital No 4 Ltd.	4.25%		02/24/2016	2,067,326

					19,134,883

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLOMBIA - 9.8%
$7,500,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	7,800,000
10,000,000	BanColombia S.A.	5.95%		06/03/2021	10,637,500
7,400,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	7,714,500
200,000	Gruposura Finance	5.70%	^	05/18/2021	210,000
3,362,000	Gruposura Finance	5.70%		05/18/2021	3,530,100
6,314,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	6,942,243
5,025,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	5,524,988

					42,359,331

COSTA RICA - 2.0%
3,500,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	3,692,500
4,775,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	5,037,625

					8,730,125

DOMINICAN REPUBLIC - 2.6%
2,420,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	2,565,200
8,085,000	EGE Haina Finance Company	9.50%		04/26/2017	8,529,675

					11,094,875

INDIA - 1.1%
4,250,000	Reliance Holdings USA, Inc.	5.40%	^	02/14/2022	4,235,886
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	577,500

					4,813,386

KAZAKHSTAN - 0.2%
700,000	BTA Bank	10.75%	(a)	07/01/2018	157,500
100,000	Eurasian Development Bank	7.38%		09/29/2014	109,500
429,091	Tengizchevroil Finance Corporation	6.12%		11/15/2014	452,755

					719,755

MALAYSIA - 1.5%
3,300,000	Axiata SPV1 Labuan Ltd.	5.38%		04/28/2020	3,497,288
1,100,000	IOI Ventures BHD	5.25%		03/16/2015	1,162,923
1,700,000	Penerbangan Malaysia BHD	5.63%		03/15/2016	1,902,099

					6,562,310

MEXICO - 11.0%
2,000,000	Banco Mercantil del Norte	4.38%		07/19/2015	2,090,000
2,900,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	3,023,250
1,132,000	Cemex Espana	9.88%	^	04/30/2019	1,092,380
9,230,400	Controladora Comercial Mexicana S.A.B. de C.V.	7.00%		06/30/2018	9,368,855
5,500,000	Empresas ICA S.A.B. de C.V.	8.90%		02/04/2021	5,568,750
2,859,000	GRUMA S.A.B. de C.V.	7.75%		12/29/2041	2,887,590
1,344,000	Grupo KUO S.A.B de C.V.	9.75%		10/17/2017	1,468,320
3,100,000	Grupo Petrotemex S.A. de C.V	9.50%		08/19/2014	3,448,750
575,000	Grupo Televisa S.A.B	6.00%		05/15/2018	668,729
1,500,000	Grupo Televisa S.A.B.	6.63%		03/18/2025	1,772,409
1,745,000	Ixe Banco S.A.	9.25%		10/14/2020	1,989,300
525,000	Ixe Banco S.A.	9.75%		12/29/2041	532,219
5,100,000	Petroleos Mexicanos	4.88%	^	01/24/2022	5,367,750
6,395,000	Sigma Alimentos S.A.	5.63%		04/14/2018	6,794,688
1,150,000	Sigma Alimentos S.A.	6.88%		12/16/2019	1,299,500

					47,372,490

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	27

Schedule of Investments  DoubleLine Emerging Markets Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PANAMA - 0.6%
$100,000	AES Panama S.A.	6.35%		12/21/2016	109,000
2,300,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	2,294,250

					2,403,250

PERU - 13.4%
700,000	Banco de Credito del Peru	5.38%	^	09/16/2020	721,000
2,000,000	Banco de Credito del Peru	5.38%		09/16/2020	2,060,000
3,135,000	Banco de Credito del Peru	9.75%	#	11/06/2069	3,699,300
8,860,000	Banco Internacional del Peru	5.75%		10/07/2020	9,037,200
1,566,000	Banco Internacional del Peru	8.50%	#	04/23/2070	1,671,705
8,100,000	Corp Financiera de Desarrolo S.A.	4.75%	^	02/08/2022	8,383,500
1,000,000	Corporacion Lindley S.A.	6.75%	^	11/23/2021	1,070,000
2,300,000	Corporacion Lindley S.A.	6.75%		11/23/2021	2,461,000
5,755,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	6,222,594
6,313,944	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	7,427,092
600,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	624,000
1,900,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,976,000
1,250,000	Intercorp Retail Trust	8.88%	^	11/14/2018	1,356,250
9,500,000	Volcan Compania Minera S.A.	5.38%	^	02/02/2022	9,856,250
1,500,000	Volcan Compania Minera S.A.	5.38%		02/02/2022	1,556,250

					58,122,141

QATAR - 3.1%
5,268,391	Nakilat, Inc.	6.27%		12/31/2033	5,751,661
2,379,240	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	2,557,683
4,775,000	Ras Laffan Liquefied Natural Gas Company	5.84%		09/30/2027	5,180,875

					13,490,219

RUSSIA - 6.2%
1,200,000	Alfa Bank	7.88%		09/25/2017	1,243,800
750,000	Gaz Capital S.A.	5.09%		11/29/2015	789,375
2,400,000	Industry & Construction Bank	5.01%	#	09/29/2015	2,379,000
1,500,000	Kuznetski Capital S.A.	5.97%	#	11/25/2015	1,487,102
2,200,000	Russian Agricultural Bank	6.00%	#^	06/03/2021	2,175,360
3,800,000	Russian Agricultural Bank	6.00%	#	06/03/2021	3,757,440
2,800,000	VEB Finance Ltd.	5.38%	^	02/13/2017	2,898,000
1,200,000	Vimpel Communications	7.75%	^	02/02/2021	1,189,500
1,700,000	Vimpel Communications	7.75%		02/02/2021	1,685,125
2,100,000	VimpelCom Holdings B.V.	7.50%	^	03/01/2022	2,047,500
6,500,000	VTB Capital S.A.	6.88%		05/29/2018	6,898,125

					26,550,327

SINGAPORE - 4.5%
6,200,000	DBS Bank Ltd.	3.63%	#^	09/21/2022	6,058,628
3,250,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	3,343,441
9,000,000	Temasek Financial Ltd.	4.30%		10/25/2019	9,819,422

					19,221,491

SOUTH AFRICA - 1.0%
4,330,000	AngloGold Holdings PLC	6.50%		04/15/2040	4,122,498

					4,122,498

SOUTH KOREA - 0.9%
3,800,000	Lotte Shopping Company Ltd.	3.88%		04/07/2016	3,872,618

					3,872,618

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
THAILAND - 0.8%
$3,150,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	3,285,601

					3,285,601

	Total Foreign Corporate Bonds (Cost $374,479,581)				380,973,265

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 9.8%

MALAYSIA - 0.8%
3,250,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	3,522,571

					3,522,571

MEXICO - 1.0%
4,100,000	Mexico Government International Bond	3.63%		03/15/2022	4,202,500

					4,202,500

QATAR - 3.6%
4,000,000	State of Qatar	4.50%	^	01/20/2022	4,195,200
10,900,000	State Of Qatar	4.50%		01/20/2022	11,431,920

					15,627,120

RUSSIA - 1.5%
2,800,000	Russian Foreign Bond	4.50%	^	04/04/2022	2,816,800
3,600,000	Russian Foreign Bond	5.63%	^	04/04/2042	3,627,000

					6,443,800

SOUTH AFRICA - 2.9%
12,000,000	South Africa Government International Bond	4.67%		01/17/2024	12,330,000

					12,330,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $41,410,275)				42,125,991

SHORT TERM INVESTMENTS - 0.5%
2,002,538	Fidelity Institutional Government Portfolio	0.01%	♦		2,002,538

	Total Short Term Investments (Cost $2,002,538)				2,002,538

	Total Investments - 98.5% (Cost $417,892,394)				425,101,794
	Other Assets in Excess of Liabilities - 1.5%				6,307,345

	NET ASSETS - 100.0%				$431,409,139

28	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PORTFOLIO HOLDINGS as % of Net Assets
Abu Dhabi	3.6%
Argentina	2.2%
Brazil	14.0%
Chile	5.3%
China	4.4%
Colombia	9.8%
Costa Rica	2.0%
Dominican Republic	2.6%
India	1.1%
Kazakhstan	0.2%
Malaysia	2.3%
Mexico	12.0%
Panama	0.6%
Peru	13.4%
Qatar	6.7%
Russia	7.7%
Singapore	4.5%
South Africa	3.9%
South Korea	0.9%
Thailand	0.8%

98.0%

Short Term Investments	0.5%
Other Assets and Liabilities	1.5%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2012, the value of these securities amounted to $134,771,173 or 31.2% of net assets.
#	Variable rate security. Rate disclosed as of March 31, 2012.
♦	Seven-day yield as of March 31, 2012
(a)	Issuer is in default of interest payments

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	29

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS 12.8%

	Adjustable Rate Mortgage Trust,
$452,565	Series 2006-1-2A1	3.23%	#	03/25/2036	266,369

	Banc of America Alternative Loan Trust,
750,000	Series 2006-7-A4	6.00%	#	10/25/2036	499,149

	BCAP LLC Trust,
89,520	Series 2007-AA2-2A5	6.00%		04/25/2037	62,887
106,000	Series 2010-RR6-1A20	8.77%	#^	08/26/2022	104,146

	Bear Stearns Commercial Mortgage Securities, Inc.,
273,928	Series 1998-C1-B	6.54%		06/16/2030	283,913
420,500	Series 2002-TOP8-A2	4.83%		08/15/2038	424,553

	Chaseflex Trust,
427,220	Series 2007-M1-2F4	6.35%	#	08/25/2037	294,478

	Citi Mortgage Alternative Loan Trust,
574,865	Series 2007-A6-1A11	6.00%		06/25/2037	419,582

	Citicorp Mortgage Securities, Inc.,
292,085	Series 2007-2-3A1	5.50%		02/25/2037	258,788

	Citigroup Mortgage Loan Trust, Inc.,
357,888	Series 2009-7-2A2	5.50%	^	10/25/2021	277,363

	Commercial Mortgage Asset Trust,
100,000	Series 1999-C1-B	7.23%	#	01/17/2032	106,603

	Commercial Mortgage Pass-Through Certificates,
3,000,000	Series 2002-LC4-XA	2.72%	#^ I/O	12/10/2044	477,210
52,787,264	Series 2005-LP5-XC	0.23%	#^ I/O	05/10/2043	509,661

	Countrywide Alternative Loan Trust,
203,602	Series 2006-32CB-A16	5.50%		11/25/2036	138,844
1,028,109	Series 2006-J1-2A1	7.00%		02/25/2036	435,770
49,815	Series 2007-17CB-1A10	28.79%	# I/F	08/25/2037	79,495
33,079	Series 2007-21CB-2A2	27.43%	# I/F	09/25/2037	42,998

	Countrywide Asset-Backed Certificates,
995,903	Series 2006-2-2A2	0.43%	#	06/25/2036	852,274

	Countrywide Home Loans,
693,147	Series 2007-10-A5	6.00%		07/25/2037	541,173
33,376	Series 2007-4-1A5	6.50%		05/25/2037	27,500

	Credit Suisse First Boston Mortgage Securities Corporation,
362,475	Series 2002-CKS4-A2	5.18%		11/15/2036	365,550
369,346	Series 2005-8-1A3	5.25%		09/25/2035	325,953

	Credit Suisse Mortgage Capital Certificates,
64,487	Series 2006-9-4A1	6.00%		11/25/2036	57,152
497,200	Series 2010-7R-4A17	8.22%	#^	04/26/2037	320,517

	Deutsche Mortgage Securities, Inc.,
353,038	Series 2006-PR1-3A1	11.79%	#^ I/F	04/15/2036	370,253
126,713	Series 2006-PR1-5AI4	11.79%	#^ I/F	04/15/2036	136,449

	First Horizon Alternative Mortgage Securities,
118,918	Series 2007-FA2-1A3	6.00%		04/25/2037	79,613

	GE Capital Commercial Mortgage Corporation,
283,408	Series 2002-2-A3	5.35%		08/11/2036	285,231

	GMAC Commercial Mortgage Securities, Inc.,
1,929	Series 2004-C2-A2	4.76%		08/10/2038	1,928

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	174,181

	GSR Mortgage Loan Trust,
408,966	Series 2006-2F-2A20	10.86%	# I/F	02/25/2036	420,622

	JP Morgan Alternative Loan Trust,
70,004	Series 2005-S1-2A11	6.00%		12/25/2035	54,510

	JP Morgan Chase Commercial Mortgage Securities Corporation,
49,824,556	Series 2005-CB12-X1	0.15%	#^ I/O	09/12/2037	458,087
360,708	Series 2006-FL1-AG	0.71%	#^	02/15/2020	306,604

	JP Morgan Mortgage Acquisition Corporation,
200,000	Series 2006-CH2-AF3	5.46%	#	10/25/2036	110,524

	LB-UBS Commercial Mortgage Trust,
37,461,045	Series 2006-C6-XCP	0.86%	# I/O	09/15/2039	376,877
64,198	Series 2006-C7-A2	5.30%		11/15/2038	64,273

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LB-UBS Commercial Mortgage Trust, (Cont.)
$70,147,698	Series 2007-C2-XCP	0.68%	# I/O	02/15/2040	666,964
58,032,637	Series 2007-C7-XCL	0.12%	#^ I/O	09/15/2045	494,148

	Lehman Mortgage Trust,
194,622	Series 2006-4-1A3	5.16%	# I/F I/O	08/25/2036	27,056
12,163	Series 2006-4-1A4	6.00%		08/25/2036	8,567
112,747	Series 2007-5-11A1	5.98%	#	06/25/2037	74,488

	Long Beach Mortgage Loan Trust,
500,000	Series 2005-WL2-M1	0.71%	#	08/25/2035	426,902

	Morgan Stanley Capital, Inc.,
269,003	Series 2004-HQ3-A3	4.49%		01/13/2041	269,969
20,885,888	Series 2005-HQ6-X2	0.62%	# I/O	08/13/2042	139,518
54,333,100	Series 2007-IQ16-X2	0.37%	#^ I/O	12/12/2049	448,411

	Morgan Stanley Mortgage Loan Trust,
567,246	Series 2007-13-6A1	6.00%		10/25/2037	371,624

	Residential Accredit Loans, Inc.,
477,896	Series 2006-QS10-A9	6.50%		08/25/2036	327,680
8,751	Series 2006-QS13-1A8	6.00%		09/25/2036	5,951
482,206	Series 2006-QS2-1A4	5.50%		02/25/2036	337,609
98,923	Series 2006-QS7-A4	0.64%	#	06/25/2036	49,715
296,769	Series 2006-QS7-A5	5.36%	# I/F I/O	06/25/2036	48,899
185,910	Series 2006-QS8-A4	0.69%	#	08/25/2036	85,323
557,729	Series 2006-QS8-A5	5.31%	# I/F I/O	08/25/2036	92,251

	Residential Asset Mortgage Products, Inc.,
4,055	Series 2004-RS9-AI4	4.77%	#	10/25/2032	3,496

	Residential Asset Securitization Trust,
35,000	Series 2005-A12-A12	5.50%		11/25/2035	29,411
827,385	Series 2007-A1-A8	6.00%		03/25/2037	539,626
908,267	Series 2007-A5-2A5	6.00%		05/25/2037	688,089

	Wachovia Bank Commercial Mortgage Trust,
188,407	Series 2006-C23-APB	5.45%		01/15/2045	190,291

	Washington Mutual Mortgage Pass-Through Certificates,
56,903	Series 2004-RS1-A1	4.50%		11/25/2033	56,796
447,040	Series 2006-8-A6	5.77%	#	10/25/2036	289,262

	WF-RBS Commercial Mortgage Trust,
6,686,099	Series 2011-C3-XA	1.90%	#^ I/O	03/15/2044	589,971

-	Total Non-Agency Collateralized Mortgage Obligations (Cost $16,481,932)				16,273,097

FOREIGN CORPORATE BONDS 1.1%
200,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	212,000
100,000	BTA Bank	10.75%	(a)	07/01/2018	22,500
100,000	C10 Capital Ltd.	6.72%	#	12/31/2016	67,500
100,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	108,125
100,000	EGE Haina Finance Company	9.50%		04/26/2017	105,500
100,000	Empresas ICA S.A.B. de C.V.	8.90%		02/04/2021	101,250
150,000	GRUMA S.A.B. de C.V.	7.75%		12/29/2041	151,500
100,000	Minerva Overseas II Ltd.	9.50%		02/01/2017	92,180
100,000	Minerva Overseas II Ltd.	10.88%		11/15/2019	106,500
200,000	VimpelCom Holdings B.V.	7.50%	^	03/01/2022	195,000
100,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	95,330
80,000	YPF Sociedad Anonima	10.00%		11/02/2028	84,400

	Total Foreign Corporate Bonds (Cost $1,453,619)				1,341,785

US GOVERNMENT/AGENCY MORTGAGE BACKED SECURITIES 7.8%

	Federal Home Loan Mortgage Corporation,
905,691	Series 2890-ZA	5.00%		11/15/2034	1,015,459
218,121	Series 3261-SA	6.19%	# I/F I/O	01/15/2037	31,545

30	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$456,727	Series 3317-DS	14.40%	# I/F	05/15/2037	549,048
444,119	Series 3355-BI	5.81%	# I/F I/O	08/15/2037	58,944
822,458	Series 3384-S	6.15%	# I/F I/O	11/15/2037	121,275
1,411,143	Series 3384-SG	6.07%	# I/F I/O	08/15/2036	180,066
874,063	Series 3417-SX	5.94%	# I/F I/O	02/15/2038	118,175
1,550,983	Series 3423-GS	5.41%	# I/F I/O	03/15/2038	181,635
14,008,931	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	128,074
1,675,080	Series 3500-SA	5.28%	# I/F I/O	01/15/2039	195,043
1,376,503	Series 3523-SM	5.76%	# I/F I/O	04/15/2039	180,957
430,705	Series 3562-WS	4.71%	# I/F I/O	08/15/2039	40,811
500,000	Series 3641-TB	4.50%		03/15/2040	549,965
79,141	Series 3738-MS	11.35%	# I/F	10/15/2040	79,175
169,635	Series 3739-LS	9.52%	# I/F	10/15/2040	167,288
1,322,527	Series 3758-S	5.79%	# I/F I/O	11/15/2040	168,388
76,717	Series 3779-DZ	4.50%		12/15/2040	75,683
30,318	Series 3780-BS	9.42%	# I/F	12/15/2040	30,355
93,695	Series 3780-YS	9.42%	# I/F	12/15/2040	99,061
126,396	Series 3793-SB	9.89%	# I/F	01/15/2041	123,183
118,446	Series 3796-SK	9.42%	# I/F	01/15/2041	117,982
1,436,352	Series 3815-ST	5.61%	# I/F I/O	02/15/2041	168,465
820,431	Series 3900-SB	5.73%	# I/F I/O	07/15/2041	113,199
337,311	Series 3923-CZ	5.00%		09/15/2041	357,849
504,388	Series 3972-AZ	3.50%		12/15/2041	469,254
1,006,678	Series 3982-TZ	4.00%		01/15/2042	999,396

	Federal National Mortgage Association,
389,457	Series 2006-101-SA	6.34%	# I/F I/O	10/25/2036	56,255
188,819	Series 2006-123-LI	6.08%	# I/F I/O	01/25/2037	27,414
1,034,431	Series 2007-57-SX	6.38%	# I/F I/O	10/25/2036	163,639
60,587	Series 2009-49-S	6.51%	# I/F I/O	07/25/2039	9,011
1,326,118	Series 2009-86-CI	5.56%	# I/F I/O	09/25/2036	188,707
1,100,384	Series 2009-90-IA	5.51%	# I/F I/O	03/25/2037	135,910
1,072,080	Series 2009-90-IB	5.48%	# I/F I/O	04/25/2037	141,805
84,098	Series 2010-155-SA	9.51%	# I/F	01/25/2041	81,959
1,644,676	Series 2010-39-SL	5.43%	# I/F I/O	05/25/2040	198,361
283,552	Series 2011-113-SH	9.32%	# I/F	11/25/2041	285,508
350,514	Series 2011-11-SA	6.31%	# I/F	03/25/2031	326,493
444,944	Series 2011-123-SC	9.31%	# I/F	12/25/2041	465,442
116,405	Series 2011-14-US	7.77%	# I/F	03/25/2041	115,567
1,353,527	Series 2011-5-PS	6.16%	# I/F I/O	11/25/2040	174,590
299,000	Series 2012-30-DZ	4.00%		04/25/2042	288,583

	Government National Mortgage Association,
139,293	Series 2009-6-SM	5.71%	# I/F I/O	02/20/2038	21,652
86,395	Series 2011-12-PO	0.00%	P/O	12/20/2040	61,865
116,994	Series 2011-14-SM	9.22%	# I/F	08/16/2040	115,448
522,970	Series 2011-45-GZ	4.50%		03/20/2041	555,874
250,000	Series 2011-7-LS	9.40%	# I/F	12/20/2040	255,189

	Total US Government/Agency Mortgage backed Securities (Cost $9,272,593)				9,989,547

INVESTMENT COMPANIES AND EXCHANGE TRADED NOTES 21.5%
70,000	First Trust ISE-Revere Natural Gas Index Fund		1,236,900
86,000	Hugoton Royalty Trust		1,262,480
5,700	iPath Dow Jones-UBS Agriculture Total Return ETN	*	314,081
53,000	Market Vectors Gold Miners ETF		2,627,210
21,000	Market Vectors Junior Gold Miners ETF		515,550
57,000	Market Vectors Russia ETF		1,760,730
2,000	ProShares UltraShort 20+ Year Treasury	*	40,900
73,500	San Juan Basin Royalty Trust		1,425,165
78,500	SPDR Dow Jones Industrial Average ETF Trust	*	10,345,515
13,900	Ultra Petroleum Corporation	*	314,557
65,000	Vanguard Short-Term Bond ETF		5,261,750

PRINCIPAL AMOUNT / CONTRACTS~/ NOTIONAL/SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
40,000	WisdomTree Trust Emerging Markets Equity Income Fund			2,304,400

	Total Investment Companies and Exchange Traded Notes (Cost $28,141,683)			27,409,238

AFFILIATED MUTUAL FUNDS 30.6%
349,549	DoubleLine Core Fixed Income Fund			3,866,013
641,436	DoubleLine Emerging Markets Fixed Income Fund			6,863,366
394,023	DoubleLine Low Duration Bond Fund			4,003,271
2,166,865	DoubleLine Total Return Bond Fund			24,203,882

	Total Affiliated Mutual Funds (Cost $38,559,665)			38,936,532

PURCHASED OPTIONS 0.5%

	Australian Dollar Put,
2,440,000	Expiration May 2012, Strike Price $0.98			14,250

	Crude Oil European Call,
5	Expiration December 2013, Strike Price $130.00			18,150

	COMEX Division Gold Call,
10	Expiration December 2014, Strike Price $100.00			150,538

	iShares Barclays 20+ Year Treasury Put,
480	Expiration April 2012, Strike Price $105.00			9,600

	Japanese Yen Call,
15,000,000	Expiration September 2012, Strike Price $84.00			349,950

	ProShares UltraShort 20+ Year Treasury Call,
2,010	Expiration June 2012, Strike Price $27.00			22,110

	S&P GSCI Crude Oil Call,
1,316	Expiration September 2012, Strike Price $911.58			81,927

	SPDR Gold Trust Call,
25	Expiration January 2014, Strike Price $200.00			20,000

	Total Purchased Options (Cost $1,030,274)			666,525

SHORT TERM INVESTMENTS 23.2%
20,517,998	Fidelity Institutional Government Portfolio	0.01%	♦		20,517,998
9,000,000	United States Treasury Bills	0.00%		04/26/2012	8,999,770

	Total Short Term Investments (Cost $29,517,768)				29,517,768

	Total Investments 97.5% (Cost $124,457,534)				124,134,492
	Other Assets in Excess of Liabilities 2.5%				3,198,811

	NET ASSETS 100.0%				$127,333,303

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	31

Schedule of Investments (Consolidated)  DoubleLine Multi-Asset Growth Fund  (Cont.)

PORTFOLIO HOLDINGS as % of Net Assets
Affiliated Mutual Funds	30.6%
Short Term Investments	23.2%
Investment Companies and Exchange Traded Notes	21.5%
Non-Agency Collateralized Mortgage Obligations	12.8%
US Government / Agency Mortgage Backed Securities	7.8%
Foreign Corporate Bonds	1.1%
Purchased Options	0.5%
Other Assets and Liabilities	2.5%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2012.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2012, the value of these securities amounted to $4,687,820 or 3.7% of net assets.
I/O	Interest only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates
P/O	Principal only security
*	Non-Income Producing
(a)	Issuer is in default of interest payments
(b)	Institutional class shares at each Fund
♦	Seven-day yield as of March 31, 2012

Written Option
Contracts~/Notional	Security Description			Value
5	Crude Oil Europe Call, Expiration December 2013, Strike Price $180.00			$(3,950)
15,000,000	Japanese Yen Call, Expiration September 2012, Strike Price $90.00			(100,950)
2,075	S&P GSCI Crude Oil Call, September 2012, Strike Price $578.36			(73,810)
693	Ultra Petroleum Put, Expiration April 2012, Strike Price $24.00			(114,345)
307	Ultra Petroleum Put, Expiration April 2012, Strike Price $25.00			(77,518)

Total Written Options (Premiums Received $340,602)				$(370,573)

~ 100 shares per contract

Long Futures Contracts
Contracts	Security Description	Type	Expiration Month	Unrealized Appreciation (Depreciation)
19	Gold Future	Buy	6/2012	$(27,018)

				$(27,018)

Short Futures Contracts
Contracts	Security Description	Type	Expiration Month	Unrealized Appreciation (Depreciation)
32	Australian Future	Sell	3/2012	$45,516

				$45,516

Credit Default Swaps - Buy Protection
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
French Republic	Morgan Stanley	2,000,000	09/20/2016	$38,350
French Republic	Morgan Stanley	2,000,000	12/20/2016	(9,851)
Austria	Morgan Stanley	8,000,000	12/20/2016	(72,943)

				$(44,444)

32	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Corn Official Close Index	Morgan Stanley	515,000	4/5/2012	$34,105
S&P GSCI Sugar Official Close Index	Morgan Stanley	515,000	4/5/2012	2,303
S&P GSCI Cotton Official Close Index	Morgan Stanley	515,000	4/5/2012	(110)
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	515,000	4/5/2012	1,906
S&P GSCI Gas Oil Official Close Index	Morgan Stanley	515,000	4/5/2012	(1,772)
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	515,000	4/5/2012	(4,873)

				$31,559

Total Return Swaps - Short
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Cocoa Official Close Index	Morgan Stanley	515,000	4/5/2012	$926
S&P GSCI Coffee Official Close Index	Morgan Stanley	515,000	4/5/2012	(17,512)
S&P GSCI Kansas Wheat Official Close Index	Morgan Stanley	515,000	4/5/2012	(34,254)
S&P GSCI Wheat Official Close Index	Morgan Stanley	515,000	4/5/2012	(40,570)
S&P GSCI Aluminum Official Close Index	Morgan Stanley	515,000	4/5/2012	1,948
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	515,000	4/5/2012	5,512

				$(83,950)

Investments in Affiliates

Generally, an issuer is an affiliated person of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Multi-Asset Growth Fund’s investments in affiliated mutual funds for the period ended March 31, 2012, is as follows:

Fund	Value at March 31, 2011	Gross Purchases	Gross Sales	Shares Held at March 31, 2012	Value at March 31, 2012	Dividend Income Earned in the Period Ended March 31, 2012
DoubleLine Total Return Bond Fund	$4,026,705	$19,991,189	$—	2,166,865	$24,203,882	$1,072,796
DoubleLine Core Fixed Income Fund	794,960	2,984,126	—	349,549	3,866,013	106,654
DoubleLine Emerging Markets Fixed Income Fund	134,239	6,611,620	—	641,436	6,863,366	109,294
DoubleLine Low Duration Bond Fund	—	3,985,000	—	394,023	4,003,271	16,939

	$4,955,904	$33,571,935	$—	3,551,873	$38,936,532	$1,305,683

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	33

Schedule of Investments DoubleLine Low Duration Bond Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 3.1%

	Atrium Corporation,
$2,069,416	Series 3A-A1	0.82%	#^	10/27/2016	2,038,375

	Avenue Ltd.,
568,727	Series 2004-1A-A1L	0.85%	#^	02/15/2017	562,357

	Black Diamond Ltd.,
1,074,726	Series 2005-1A-A1	0.74%	#^	06/20/2017	1,039,797

	Galaxy Ltd.,
976,205	Series 2005-5A-A1	0.82%	#^	10/20/2017	956,680

	Sargas II Ltd.,
42,595	Series 2006-1A-C	1.16%	#^	10/20/2018	42,595
857,103	Series 2006-1A-D	1.81%	#^	10/20/2018	846,389

	Venture Ltd.,
1,282,858	Series 2003-1A-A1	1.06%	#^	01/21/2016	1,272,441

	Total Collateralized Loan Obligations (Cost $6,759,406)				6,758,634

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS 39.4%

	Asset Securitization Corporation,
9,546,224	Series 1997-D4-PS1	1.70%	# I/O	04/14/2029	444,606
404,384	Series 1997-D5-A2	7.15%	#	02/14/2043	408,158

	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
1,021,085	Series 2005-5-ASB	5.05%	#	10/10/2045	1,075,066
790,954	Series 2006-5-AAB	5.38%		09/10/2047	828,591

	Banc of America Re-Remic Trust,
1,775,000	Series 2011-STRP-A2	2.15%	#^	08/17/2038	1,773,142

	Bank of America Commercial Mortgage, Inc.,
100,000	Series 2003-2-A4	5.06%	#	03/11/2041	104,429

	BCAP LLC Trust,
83,883	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	86,520

	Bear Stearns Asset Backed Securities Trust,
1,100,050	Series 2005-3-A1	0.69%	#	09/25/2035	1,080,798

	Bear Stearns Commercial Mortgage Securities, Inc.,
700,833	Series 2002-TOP8-A2	4.83%		08/15/2038	707,589
1,015,000	Series 2004-PWR3-A4	4.72%		02/11/2041	1,067,164
1,115,000	Series 2004-PWR4-A3	5.47%	#	06/11/2041	1,198,211
825,000	Series 2004-T14-A4	5.20%	#	01/12/2041	877,586
509,766	Series 2005-PWR8-AAB	4.58%		06/11/2041	522,450
860,000	Series 2007-PW17-AAB	5.70%		06/11/2050	904,391
169,099	Series 2007-T28-A2	5.59%		09/11/2042	170,947

	Capital Trust,
1,683,032	Series 2005-3A-A2	5.16%	^	06/25/2035	1,693,551

	CD Commercial Mortgage Trust,
649,999	Series 2007-CD4-ASB	5.28%		12/11/2049	677,422
15,260,748	Series 2007-CD5-XP	0.32%	#^ I/O	11/15/2044	77,036

	Chase Funding Mortgage Loan Asset-Backed Certificates,
224,181	Series 2003-5-1A6	4.60%		01/25/2015	227,420
356,636	Series 2003-6-1A6	4.59%		11/25/2034	359,592

	Citigroup Mortgage Loan Trust, Inc.,
1,375,548	Series 2010-12-3A1	4.00%	^	04/25/2037	1,405,947
1,781,311	Series 2010-8-5A6	4.00%	^	11/25/2036	1,833,038
2,857,447	Series 2011-12-1A1	3.50%	#^	04/25/2036	2,878,610
1,744,079	Series 2011-12-3A1	5.59%	^	09/25/2047	1,761,609

	Commercial Mortgage Acceptance Corporation,
93,666	Series 1998-C1-F	6.23%	^	07/15/2031	96,049
740,063	Series 1998-C2-F	5.44%	#^	09/15/2030	768,931

	Countrywide Alternative Loan Trust,
1,490,597	Series 2007-HY5R-2A1A	5.54%	#	03/25/2047	1,439,860

	Countrywide Asset-Backed Certificates,
1,327,870	Series 2006-2-2A2	0.43%	#	06/25/2036	1,136,364
1,215,791	Series 2007-10-2A1	0.29%	#	06/25/2047	1,195,216

	Countrywide Home Loan Mortgage Pass Through Trust,
1,597,370	Series 2004-9-A1	5.00%		06/25/2034	1,619,210

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse First Boston Mortgage Securities Corporation,
$500,000	Series 1998-C2-F	6.75%	#^	11/15/2030	542,620
99,227	Series 2002-CKN2-A3	6.13%		04/15/2037	99,147
614,364	Series 2002-CKS4-A2	5.18%		11/15/2036	619,576

	Credit Suisse Mortgage Capital Certificates,
105,849	Series 2010-1R-5A1	5.00%	#^	01/27/2036	109,718

	Crest Ltd.,
631,820	Series 2003-2A-A1	0.95%	#^	12/28/2018	582,065

	Deutsche ALT-A Securities Inc Alternate Loan Trust,
1,579,967	Series 2007-BAR1-A2	0.37%	#	03/25/2037	1,516,996

	Deutsche Mortgage Securities, Inc.,
2,434,228	Series 2005-WF1-1A2	5.25%	#^	06/26/2035	2,450,266

	Extended Stay American Trust,
975,118	Series 2010-ESHA-A	2.95%	^	11/05/2027	987,313

	First Franklin Mortgage Loan Asset Backed Certificates,
806,206	Series 2006-FF13-A2B	0.34%	#	10/25/2036	796,376

	GE Capital Commercial Mortgage Corporation,
858,812	Series 2002-2-A3	5.35%		08/11/2036	864,337
487,000	Series 2004-C3-B	5.51%	#	07/10/2039	517,260
200,000	Series 2007-C1-AAB	5.48%		12/10/2049	209,157

	GMAC Commercial Mortgage Securities, Inc.,
682,342	Series 2004-C3-AAB	4.70%		12/10/2041	711,904

	Greenpoint Mortgage Funding Trust,
138,478	Series 2006-AR8-1A1A	0.32%	#	01/25/2047	134,181

	GS Mortgage Securities Corporation II,
750,000	Series 2003-C1-A3	4.61%		01/10/2040	764,216
6,077,956	Series 2005-GG4-XP	0.90%	#^ I/O	07/10/2039	8,552

	GSR Mortgage Loan Trust,
2,269,403	Series 2006-AR1-2A2	2.70%	#	01/25/2036	2,224,272

	Jefferies & Company, Inc.,
1,628,531	Series 2010-R7-5A1	1.24%	#^	09/26/2035	1,490,790

	JP Morgan Alternative Loan Trust,
2,608,855	Series 2006-S4-A6	5.71%	#	12/25/2036	2,311,118

	JP Morgan Chase Commercial Mortgage Securities Corporation,
1,696,202	Series 2002-CIB5-A2	5.16%		10/12/2037	1,718,760
529,847	Series 2004-CB8-A1A	4.16%	^	01/12/2039	551,633
198,037	Series 2006-CB14-ASB	5.51%	#	12/12/2044	210,484
111,583	Series 2006-CB15-ASB	5.79%	#	06/12/2043	119,951
129,508,320	Series 2006-CB16-X2	0.70%	# I/O	05/12/2045	943,080
230,982	Series 2006-CB17-ASB	5.42%		12/12/2043	248,154
295,059	Series 2006-FL1-AG	0.71%	#^	02/15/2020	250,802
494,256	Series 2007-CB20-ASB	5.69%		02/12/2051	532,953
107,003	Series 2007-LD11-ASB	6.00%	#	06/15/2049	114,939
213,380	Series 2007-LDP12-ASB	5.83%	#	02/15/2051	231,036
954,834	Series 2011-PLSD-A1	2.19%	^	11/13/2044	968,884

	JP Morgan Mortgage Trust,
707,036	Series 2007-S1-1A1	5.00%		03/25/2022	647,758

	JP Morgan Research Trust,
1,446,120	Series 2009-7-8A1	5.48%	#^	01/27/2047	1,484,707
842,121	Series 2011-2-2A3	3.50%	#^	07/26/2036	862,068
1,682,500	Series 2012-2-3A3	2.59%	#^	10/26/2036	1,673,582

	LB-UBS Commercial Mortgage Trust,
19,463	Series 2003-C5-A3	4.25%		07/15/2027	19,916
1,299,000	Series 2004-C2-A4	4.37%		03/15/2036	1,369,246
2,000,000	Series 2004-C6-A6	5.02%	#	08/15/2029	2,148,397
34,658	Series 2005-C3-A3	4.65%		07/15/2030	34,693
37,461,045	Series 2006-C6-XCP	0.86%	# I/O	09/15/2039	376,877
105,221,547	Series 2007-C2-XCP	0.68%	# I/O	02/15/2040	1,000,446

	Lehman XS Trust,
2,036,684	Series 2006-11-2A1	0.37%	#	06/25/2046	1,850,372

	MASTR Asset Backed Securities Trust,
405,424	Series 2006-NC1-A3	0.43%	#	01/25/2036	343,546

	Merrill Lynch Mortgage Trust,
138,000	Series 2003-KEY1-A4	5.24%	#	11/12/2035	145,689
1,020,000	Series 2004-KEY2-A4	4.86%	#	08/12/2039	1,096,693

34	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
$376,744	Series 2006-4-A2FL	0.36%	#	12/12/2049	376,632

	Morgan Stanley Capital, Inc.,
119,013	Series 2003-IQ5-A4	5.01%		04/15/2038	123,648
464,756	Series 2003-TOP9-A2	4.74%		11/13/2036	473,008
87,164	Series 2004-T13-A3	4.39%		09/13/2045	88,768
3,250,000	Series 2005-WMC3-M3	0.95%	#	03/25/2035	2,910,499
26,046,418	Series 2006-HQ10-X1	0.18%	#^ I/O	11/12/2041	482,458
249,931	Series 2006-HQ9-AAB	5.69%		07/12/2044	259,955
1,531,598	Series 2007-T25-AAB	5.51%		11/12/2049	1,625,660

	Morgan Stanley Mortgage Loan Trust,
649,614	Series 2004-1-1A1	5.00%		11/25/2018	667,466

	Nomura Asset Securities Corporation,
1,070,000	Series 1998-D6-A2	7.32%	#	03/15/2030	1,113,445

	Park Place Securities, Inc.,
2,142,644	Series 2004-WHQ2-M1	0.83%	#	02/25/2035	2,130,052

	Residential Funding Mortgage Securities Trust,
651,941	Series 2003-S16-A1	4.75%		09/25/2018	668,963

	Structured Adjustable Rate Mortgage Loan Trust,
761,977	Series 2006-5-5A3	5.23%	#	06/25/2036	738,153

	Structured Asset Securities Corporation,
901,797	Series 2003-24A-1A3	2.66%	#	07/25/2033	822,394
899,703	Series 20034-15-2A1	4.75%		09/25/2019	906,463
1,878,815	Series 2005-10-6A1	5.00%		06/25/2020	1,894,048

	Wachovia Bank Commercial Mortgage Trust,
1,502,024	Series 2003-C3-A2	4.87%		02/15/2035	1,535,396
185,712	Series 2006-C25-APB1	5.83%	#	05/15/2043	188,852
74,859	Series 2006-C26-APB	6.00%		06/15/2045	81,833

	Washington Mutual Mortgage Pass-Through Certificates,
131,350	Series 2004-RS1-A1	4.50%		11/25/2033	131,102
961,379	Series 2005-AR14-1A1	2.46%	#	12/25/2035	944,372

	Wells Fargo Home Equity Trust,
165,646	Series 2004-2-AI5	4.89%	#	05/25/2034	166,236

	Wells Fargo Mortgage Backed Securities Trust,
767,403	Series 2005-9-1A8	5.50%		10/25/2035	770,985
584,560	Series 2006-4-1A8	5.75%		04/25/2036	591,414
5,240	Series 2006-AR4-2A3	5.61%	#	04/25/2036	5,198

	Wells Fargo Mortgage Loan Trust,
1,452,176	Series 2012-RR1-A1	2.85%	#^	08/27/2037	1,454,558

	Total Non-Agency Collateralized Mortgage Obligations (Cost $85,243,624)				85,455,591

US CORPORATE BONDS 17.9%
875,000	Altria Group, Inc.	8.50%		11/10/2013	978,100
911,000	American Express Credit Corporation	5.88%		05/02/2013	958,249
450,000	Amgen, Inc.	1.88%		11/15/2014	460,684
250,000	Amgen, Inc.	4.85%		11/18/2014	273,666
1,000,000	Anheuser Busch Inbev Worldwide, Inc.	5.38%		11/15/2014	1,111,131
900,000	Aristotle Holding, Inc.	2.10%	^	02/12/2015	911,722
725,000	AT&T, Inc.	4.85%		02/15/2014	779,868
1,019,000	Berkshire Hathaway, Inc.	3.20%		02/11/2015	1,086,313
703,000	Boeing Capital Corporation	3.25%		10/27/2014	749,713
300,000	Boeing Company	5.00%		03/15/2014	326,415
250,000	Caterpillar Financial Services Corporation	6.13%		02/17/2014	274,931
188,000	Caterpillar Financial Services Corporation	1.38%		05/20/2014	190,903
235,000	Caterpillar Financial Services Corporation	1.13%		12/15/2014	237,077
750,000	Citigroup, Inc.	0.81%	#	11/05/2014	719,334
750,000	Coca Cola Co.	0.75%		03/13/2015	748,455

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$700,000	Comcast Corporation	6.50%		01/15/2015	799,257
1,050,000	ConocoPhillips Company	4.75%		02/01/2014	1,127,907
416,000	Daimler Finance North America LLC	6.50%		11/15/2013	453,216
150,000	Daimler Finance North America LLC	1.95%	^	03/28/2014	151,894
450,000	Daimler Finance North America LLC	1.88%	^	09/15/2014	456,724
1,000,000	DIRECTV Holdings LLC	4.75%		10/01/2014	1,087,583
881,000	Dow Chemical Company	7.60%		05/15/2014	998,067
914,000	Duke Energy Corporation	6.30%		02/01/2014	1,002,196
1,050,000	Ecolab, Inc.	2.38%		12/08/2014	1,088,244
986,000	General Electric Capital Corporation	3.75%		11/14/2014	1,049,304
700,000	Gilead Sciences, Inc.	2.40%		12/01/2014	724,650
1,100,000	Hewlett Packard Co.	1.25%		09/13/2013	1,102,619
1,175,000	JP Morgan Chase & Company	4.75%		05/01/2013	1,224,017
120,000	Kinder Morgan Energy Partners LP	5.13%		11/15/2014	131,195
334,000	Kinder Morgan Energy Partners LP	5.63%		02/15/2015	370,972
719,000	Kraft Foods, Inc.	2.63%		05/08/2013	733,005
200,000	Kroger Company	5.50%		02/01/2013	207,995
500,000	Kroger Company	7.50%		01/15/2014	557,647
810,000	Marriott International, Inc.	5.63%		02/15/2013	841,394
300,000	Metlife Institutional Funding II	1.63%	^	04/02/2015	299,948
525,000	Metropolitan Life Global Funding	5.13%	^	04/10/2013	548,908
200,000	Metropolitan Life Global Funding	2.00%	^	01/09/2015	202,256
174,000	Motorola Solutions, Inc.	5.38%		11/15/2012	178,320
212,000	National Rural Utilities Cooperative Finance Corporation	3.88%		09/16/2015	231,251
750,000	National Rural Utilities Cooperative Finance Corporation	1.90%		11/01/2015	768,820
925,000	Phillips 66	1.95%	^	03/05/2015	932,058
1,100,000	Procter & Gamble Company	0.70%		08/15/2014	1,104,018
1,050,000	Raytheon Company	1.40%		12/15/2014	1,068,101
775,000	Safeway, Inc.	6.25%		03/15/2014	853,214
483,000	Simon Property Group LP	6.75%		05/15/2014	534,991
500,000	Simon Property Group LP	4.20%		02/01/2015	535,600
600,000	Southern Power Company, Series D	4.88%		07/15/2015	661,915
691,000	Southwest Airlines Company	5.25%		10/01/2014	743,518
999,000	Time Warner Cable, Inc.	6.20%		07/01/2013	1,065,851
1,000,000	Toyota Motor Credit Corporation	1.00%		02/17/2015	1,000,534
900,000	Verizon Wireless Capital LLC	5.55%		02/01/2014	973,807
120,000	Wal-Mart Stores, Inc.	3.00%		02/03/2014	125,480
910,000	Wal-Mart Stores, Inc.	1.63%		04/15/2014	932,465
500,000	Wellpoint, Inc.	5.00%		12/15/2014	548,827
1,032,000	Wells Fargo & Company	4.38%		01/31/2013	1,063,985
725,000	Xerox Corporation	4.25%		02/15/2015	770,566

	Total US Corporate Bonds (Cost $38,879,308)				39,058,880

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	35

Schedule of Investments  DoubleLine Low Duration Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 14.0%
$400,000	Abu Dhabi National Energy Company	6.60%		08/01/2013	424,000
818,000	AES Gener S.A.	7.50%		03/25/2014	891,620
1,050,000	Australia & New Zealand Banking Group Ltd.	2.13%	^	01/10/2014	1,063,174
400,000	Banco Bradesco S.A.	2.60%	#	05/16/2014	406,368
200,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	208,000
500,000	Banco de Bogota S.A.	5.00%		01/15/2017	520,000
700,000	Banco de Credito del Peru	4.75%		03/16/2016	724,500
600,000	Banco do Brasil	4.50%		01/22/2015	632,400
500,000	Banco do Nordeste	3.63%		11/09/2015	505,000
603,000	Banco Mercantil del Norte	4.38%		07/19/2015	630,135
600,000	Banco Safra S.A.	3.50%		05/16/2014	607,500
700,000	BanColombia S.A.	4.25%		01/12/2016	726,250
850,000	BP Capital Markets PLC	3.63%		05/08/2014	894,108
400,000	Centrais Eletricas Brasileiras S.A.	7.75%		11/30/2015	466,720
300,000	China Overseas Finance Ltd.	5.75%		07/13/2012	303,941
400,000	CNPC Overseas Capital Ltd.	3.13%		04/28/2016	411,466
200,000	Corporacion Nacional del Cobre de Chile	4.75%		10/15/2014	215,901
894,000	Covidien International Finance S.A.	1.88%		06/15/2013	903,891
450,000	DBS Bank Ltd.	2.38%		09/14/2015	459,914
84,290	Dolphin Energy Ltd.	5.89%		06/15/2019	91,560
200,000	Eurasian Development Bank	7.38%		09/29/2014	219,000
300,000	Gaz Capital S.A.	7.34%		04/11/2013	315,387
300,000	Gaz Capital S.A.	7.51%		07/31/2013	320,580
400,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	417,000
300,000	Grupo Aval Ltd.	5.25%		02/01/2017	312,750
300,000	Hutchison Whampoa International	6.50%		02/13/2013	312,249
550,000	Hutchison Whampoa International	4.63%		09/11/2015	585,367
700,000	Hyundai Capital America, Inc.	3.75%		04/06/2016	717,116
150,000	Industrial Bank of Korea	7.13%		04/23/2014	164,743
200,000	Industry & Construction Bank	5.01%	#	09/29/2015	198,250
68,000	Inversiones CMPC S.A.	4.88%		06/18/2013	70,303
800,000	IOI Ventures BHD	5.25%		03/16/2015	845,761
150,000	KazMunayGas National Company	8.38%		07/02/2013	160,166
700,000	KT Corporation	5.88%		06/24/2014	745,106
800,000	Lotte Shopping Company Ltd.	3.88%		04/07/2016	815,287
400,000	Lukoil International Finance BV	6.38%		11/05/2014	432,748
100,000	MTR Corporation	4.50%		08/14/2013	104,579
400,000	MTR Corporation	4.75%		01/21/2014	428,503
700,000	PCCW-HKT Capital No 4 Ltd.	4.25%		02/24/2016	723,564
300,000	Penerbangan Malaysia BHD	5.63%		03/15/2016	335,665
700,000	Penergangan Mala	5.63%		03/15/2016	783,217
800,000	Petrobras International Finance Company	3.88%		01/27/2016	846,082
200,000	Petroleos Mexicanos	4.88%		03/15/2015	217,500
500,000	Petronas Global Sukuk Ltd.	4.25%		08/12/2014	529,101
700,000	Prime Holdings Labuan Ltd.	5.38%		09/22/2014	742,074
650,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	677,981
400,000	Qtel International Finance Ltd.	6.50%		06/10/2014	438,400
250,000	Ras Laffan Liquefied Natural Gas Company	5.50%		09/30/2014	270,313

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$387,900	Ras Laffan Liquefied Natural Gas Company	5.83%		09/30/2016	416,993
915,000	Royal Bank of Cananda	1.25%	#	10/30/2014	925,227
300,000	Russian Agricultural Bank	7.18%		05/16/2013	314,850
250,000	Sberbank of Russia	6.47%		07/02/2013	264,125
700,000	Southern Copper Corporation	6.38%		07/27/2015	787,329
800,000	Telefonos de Mexico S.A.B.	5.50%		01/27/2015	882,928
171,636	Tengizchevroil Finance Corporation	6.12%		11/15/2014	181,102
700,000	TM Global, Inc.	5.25%		09/22/2014	739,917
200,000	Transneft	5.67%		03/05/2014	213,550
718,000	United Overseas Bank Ltd.	4.50%		07/02/2013	742,376
400,000	VEB Leasing Investment Ltd.	5.13%		05/27/2016	406,500
700,000	Votorantim Overseas III	7.88%		01/23/2014	765,450

	Total Foreign Corporate Bonds (Cost $30,229,052)				30,455,587

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 2.8%
300,000	Export-Import Bank of Korea	4.13%		09/09/2015	316,136
925,000	Korea Development Bank	4.38%		08/10/2015	979,574
850,000	Mexico Government International Bond	5.88%		01/15/2014	923,100
660,000	Pemex Project Funding Master Trust	5.75%		12/15/2015	739,200
1,050,000	Republic of Korea	4.88%		09/22/2014	1,126,286
600,000	Republic of South Africa	6.50%		06/02/2014	667,500
1,100,000	State of Qatar	4.00%		01/20/2015	1,160,500
250,000	Wakala Global Sukuk BHD	2.99%		07/06/2016	255,958

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $6,118,154)				6,168,254

US GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES 2.7%
945,340	Federal Home Loan Mortgage Corporation, Pool G06871	6.00%		06/01/2038	1,045,377
965,537	Federal Home Loan Mortgage Corporation, Pool N70081	5.50%		07/01/2038	1,052,996
645,845	Federal Home Loan Mortgage Corporation, Series 3267-BA	5.80%		11/15/2036	714,210
402,732	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	427,818
396,383	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	419,305
214,996	Federal National Mortgage Association Pass-Thru, Pool 995112	5.50%		07/01/2036	235,934
979,496	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	1,014,933

36	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$866,987	Federal National Mortgage Association Pass-Thru, Pool AD0189	5.50%		02/01/2039	949,115

	Total US Government / Agency Mortgage backed Securities (Cost $5,779,688)				5,859,688

US GOVERNMENT BONDS AND NOTES 7.4%
3,000,000	United States Treasury Notes	0.50%		05/31/2013	3,009,141
6,000,000	United States Treasury Notes	1.88%		04/30/2014	6,186,564
7,000,000	United States Treasury Notes	0.25%		02/15/2015	6,950,783

	Total US Government Bonds and Notes (Cost $16,122,979)				16,146,488

SHORT TERM INVESTMENTS 10.9%
23,637,921	Fidelity Institutional Government Portfolio	0.01%	♦		23,637,921

	Total Short Term Investments (Cost $23,637,921)				23,637,921

	Total Investments 98.2% (Cost $212,770,132)				213,541,043
	Other Assets in Excess of Liabilities 1.8%				3,919,167

	NET ASSETS 100.0%				$217,460,210

PORTFOLIO HOLDINGS as % of Net Assets
Non-Agency Collateralized Mortgage Obligations	39.4%
US Corporate Bonds	17.9%
Foreign Corporate Bonds	14.0%
Short Term Investments	10.9%
US Government Bonds and Notes	7.4%
Collateralized Loan Obligations	3.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.8%
US Government / Agency Mortgage Backed Securities	2.7%
Other Assets and Liabilities	1.8%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2012.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2012, the value of these securities amounted to $38,224,767 or 17.6% of net assets.
I/O	Interest only security
♦	Seven-day yield as of March 31, 2012

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	37

Statements of Assets and Liabilities	March 31, 2012

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$17,430,068,573	$2,028,151,774	$423,099,256	$55,680,192	$189,903,122
Investments in Affiliated Securities, at Value*	—	—	—	38,936,532	—
Short-term Securities*	5,099,938,846	33,587,138	2,002,538	29,517,768	23,637,921
Receivable for Fund Shares Sold	210,114,682	25,863,135	2,330,281	309,545	8,718,840
Interest and Dividends Receivable	97,377,480	15,303,642	6,407,310	461,594	1,157,628
Cash	1,833,527	330,238	1,183,674	70,850	—
Prepaid Expenses and Other Assets	694,525	130,440	74,095	43,533	19,565
Receivable for Investments Sold	—	3,389,213	6,461,476	6,883,829	15,716,688
Deposit at Broker for Futures	—	—	—	954,740	—
Swaps Premiums Paid	—	—	—	436,629	—
Variation Margin Receivable	—	—	—	31,980	—
Total Assets	22,840,027,633	2,106,755,580	441,558,630	133,327,192	239,153,764

LIABILITIES
Payable for Investments Purchased	416,130,834	9,049,410	8,574,897	4,190,000	9,198,207
Distribution Payable	37,333,555	2,415,833	609,100	164,692	46,615
Payable for Fund Shares Redeemed	31,560,591	10,802,310	542,558	982,694	12,338,065
Investment Advisory Fees Payable	7,037,531	564,999	255,731	71,741	7,874
Registration Fees Payable	1,857,397	234,282	32,878	11,493	25,419
Transfer Agent Expenses Payable	1,361,735	127,309	39,933	23,918	18,117
Distribution Fees Payable	1,220,163	102,891	15,395	8,170	9,468
Administration Fees Payable	620,575	93,972	43,923	18,386	19,287
Accrued Expenses	557,658	52,833	35,076	55,387	30,502
Written Option Contracts, at Value (Premiums received $340,602)	—	—	—	370,573	—
Unrealized Depreciation on Swaps	—	—	—	96,835	—
Total Liabilities	497,680,039	23,443,839	10,149,491	5,993,889	21,693,554
Net Assets	$22,342,347,594	$2,083,311,741	$431,409,139	$127,333,303	$217,460,210

NET ASSETS CONSIST OF:
Paid-in Capital	$22,168,251,754	$2,052,364,842	$423,855,326	$128,195,033	$216,525,642
Undistributed (Accumulated) Net Investment Income (Loss)	3,690,569	210,819	12,770	76,940	—
Accumulated Net Realized Gain (Loss) on Investments	(146,160,145)	2,541,161	331,643	(507,320)	163,657
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	316,678,128	28,194,919	7,209,400	(699,909)	770,911
Investments in Affiliated Securities	—	—	—	376,867	—
Short-term Securities	(112,712)	—	—	—	—
Futures	—	—	—	18,498	—
Swaps	—	—	—	(96,835)	—
Written Options	—	—	—	(29,971)	—
Net Assets	$22,342,347,594	$2,083,311,741	$431,409,139	$127,333,303	$217,460,210

*Identified Cost:
Investments in Unaffiliated Securities	$17,113,390,445	$1,999,956,855	$415,889,856	$56,380,101	$189,132,211
Investments in Affiliated Securities	—	—	—	38,559,665	—
Short-term Securities	5,100,051,558	33,587,138	2,002,538	29,517,768	23,637,921

Class I (unlimited shares authorized):
Net Assets	$16,226,568,668	$1,544,168,770	$349,925,633	$85,072,523	$132,117,124
Shares Outstanding	1,452,955,798	139,645,156	32,718,477	8,483,719	13,000,748
Net Asset Value, Offering and Redemption Price per Share	$11.17	$11.06	$10.70	$10.03	$10.16

Class N (unlimited shares authorized):
Net Assets	$6,115,778,926	$539,142,971	$81,483,506	$—	$85,343,086
Shares Outstanding	547,787,655	48,782,225	7,618,255	—	8,404,228
Net Asset Value, Offering and Redemption Price per Share	$11.16	$11.05	$10.70	$—	$10.15

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$42,260,780	$—
Shares Outstanding	—	—	—	4,219,050	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$10.02	$—

38	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Statements of Operations	Period Ended March 31, 2012

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund[1]

INVESTMENT INCOME
Income:
Interest	$908,546,421	$45,931,027	$15,005,703	$1,981,106	$1,105,257
Dividends from Unaffiliated Securities	—	—	—	360,350	—
Dividends from Affiliated Securities	—	—	—	1,305,683	—
Total Investment Income	908,546,421	45,931,027	15,005,703	3,647,139	1,105,257
Expenses:
Investment Advisory Fees	48,900,892	3,671,920	1,747,742	653,241	152,128
Distribution Fees - Class N	8,576,852	622,403	115,683	—	29,299
Distribution Fees - Class A	—	—	—	61,652	—
Transfer Agent Expenses	5,038,155	459,885	190,132	104,632	43,224
Administration, Fund Accounting and Custodian Fees	2,531,784	326,874	76,574	71,939	39,258
Registration Fees	2,318,377	336,733	102,532	72,425	55,479
Professional Fees	880,661	65,348	53,356	147,055	105,674
Shareholder Reporting Expenses	872,347	55,386	19,935	18,573	11,456
Insurance Expenses	512,627	11,800	11,716	405	184
Trustees’ Fees and Expenses	412,213	26,731	7,439	34,396	826
Miscellaneous Expenses	24,615	4,943	5,360	22,369	2,154
Total Expenses	70,068,523	5,582,023	2,330,469	1,186,687	439,682
Less: Fees Waived	(1,594,218)	(461,517)	—	(350,372)	(206,049)
Net Expenses	68,474,305	5,120,506	2,330,469	836,315	233,633

Net Investment Income	840,072,116	40,810,521	12,675,234	2,810,824	871,624

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	1,666,979	9,794,979	2,118,974	(85,643)	262,486
Investments in Affiliated Securities	—	—	—	—	—
Futures	—	—	—	(371,293)	—
Swaps	—	—	—	93,439	—
Written Options				138,106
Net Change in Unrealized Appreciation (Depreciation) of:
Investments in Unaffiliated Securities	266,302,007	26,945,690	5,899,028	(787,444)	770,911
Investments in Affiliated Securities	—	—	—	408,694	—
Futures	—	—	—	25,188	—
Swaps	—	—	—	(79,871)	—
Written Options				(29,971)
Net Realized and Unrealized Gain (Loss) on Investments	267,968,986	36,740,669	8,018,002	(688,795)	1,033,397

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,108,041,102	$77,551,190	$20,693,236	$2,122,029	$1,905,021

[1]	Commencement of operations on September 30, 2011.

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	39

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2012	Period Ended March 31, 2011[1]	Year Ended March 31, 2012	Period Ended March 31, 2011[2]

OPERATIONS
Net Investment Income	$840,072,116	$248,968,162	$40,810,521	$4,236,154
Net Realized Gain (Loss) on Investments	1,666,979	161,271	9,794,979	133,642
Net Change in Unrealized Appreciation (Depreciation) of Investments	266,302,007	50,263,409	26,945,690	1,249,229
Net Increase (Decrease) in Net Assets Resulting from Operations	1,108,041,102	299,392,842	77,551,190	5,619,025

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(707,169,191)	(194,822,350)	(32,668,808)	(3,671,382)
Class N	(268,342,590)	(63,003,973)	(11,470,441)	(610,315)
From Net Realized Gain
Class I	—	—	(2,506,764)	(264,504)
Class N	—	—	(980,385)	(50,717)

Total Distributions to Shareholders	(975,511,781)	(257,826,323)	(47,626,398)	(4,596,918)

NET SHARE TRANSACTIONS
Class I	11,798,073,342	4,295,933,080	1,363,914,858	157,034,815
Class N	4,601,735,724	1,472,509,608	500,843,567	30,571,602
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	16,399,809,066	5,768,442,688	1,864,758,425	187,606,417

Total Increase (Decrease) in Net Assets	$16,532,338,387	$5,810,009,207	$1,894,683,217	$188,628,524

NET ASSETS
Beginning of Period	$5,810,009,207	—	$188,628,524	—
End of Period	$22,342,347,594	$5,810,009,207	$2,083,311,741	$188,628,524

Accumulated (Undistributed) Net Investment Gain (Loss)	$3,690,569	$13,919,090	$210,819	$135,227

[1]	Commencement of operations on April 6, 2010.
[2]	Commencement of operations on June 1, 2010.

40	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Statements of Changes in Net Assets

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)		DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2012	Period Ended March 31, 2011[1]	Period Ended March 31, 2012	Period Ended March 31, 2011[2]	Period Ended March 31, 2012[3]

OPERATIONS
Net Investment Income	$12,675,234	$3,330,162	$2,810,824	$70,964	$871,624
Net Realized Gain (Loss) on Investments	2,118,974	776,327	(225,391)	(11,583)	262,486
Net Change in Unrealized Appreciation (Depreciation) of Investments	5,899,028	1,310,372	(463,404)	32,054	770,911
Net Increase (Decrease) in Net Assets Resulting from Operations	20,693,236	5,416,861	2,122,029	91,435	1,905,021

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(10,225,912)	(2,716,962)	(1,875,262)	(30,216)	(706,448)
Class N	(2,456,543)	(593,209)	—	—	(264,005)
Class A	—	—	(956,064)	(7,225)	—
From Net Realized Gain
Class I	(1,904,354)	(206,130)	—	—	—
Class N	(408,055)	(45,119)	—	—	—
Class A	—	—	—	—

Total Distributions to Shareholders	(14,994,864)	(3,561,420)	(2,831,326)	(37,441)	(970,453)

NET SHARE TRANSACTIONS
Class I	238,564,644	104,635,717	63,368,833	22,086,396	131,391,285
Class N	54,642,195	26,012,770	—	—	85,134,357
Class A	—	—	36,474,077	6,059,300
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	293,206,839	130,648,487	99,842,910	28,145,696	216,525,642

Total Increase (Decrease) in Net Assets	$298,905,211	$132,503,928	$99,133,613	$28,199,690	$217,460,210

NET ASSETS
Beginning of Period	$132,503,928	—	$28,199,690	—	$—
End of Period	$431,409,139	$132,503,928	$127,333,303	$28,199,690	$217,460,210

Accumulated (Undistributed) Net Investment Gain (Loss)	$12,770	$19,991	$76,940	$34,630	$0

[1]	Commencement of operations on April 6, 2010.
[2]	Commencement of operations on December 20, 2010.
[3]	Commencement of operations on September 30, 2011.

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	41

Financial Highlights

	DoubleLine Total Return Bond Fund
	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.96	$10.00		$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.77	1.02		0.73	0.99
Net Gain (Loss) on Investments (Realized and Unrealized)	0.31	0.87		0.31	0.87
Total from Investment Operations	1.08	1.89		1.04	1.86

Less Distributions:
Distributions from Net Investment Income	(0.87)	(0.93)		(0.84)	(0.90)
Distributions from Net Realized Gain	—	—		—	—
Total Distributions	(0.87)	(0.93)		(0.84)	(0.90)
Net Asset Value, End of Period	$11.17	$10.96		$11.16	$10.96
Total Return	10.18%	19.28%	[2]	9.83%	19.04%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$16,226,569	$4,330,408		$6,115,779	$1,479,601
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.50%	0.53%	[3]	0.75%	0.78%	[3]
Expenses After Fees Waived	0.49%	0.49%	[3]	0.74%	0.74%	[3]
Net Investment Income (Loss)	6.86%	9.42%	[3]	6.58%	9.17%	[3]
Portfolio Turnover Rate	15%	17%	[2]	15%	17%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

42	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Financial Highlights

	DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.46	$10.00		$10.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.50	0.57		0.47	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	0.65	0.41		0.65	0.41
Total from Investment Operations	1.15	0.98		1.12	0.96

Less Distributions:
Distributions from Net Investment Income	(0.52)	(0.48)		(0.50)	(0.46)
Distributions from Net Realized Gain	(0.03)	(0.04)		(0.03)	(0.04)
Total Distributions	(0.55)	(0.52)		(0.53)	(0.50)
Net Asset Value, End of Period	$11.06	$10.46		$11.05	$10.46
Total Return	11.19%	9.90%	[2]	10.85%	9.71%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,544,169	$158,043		$539,143	$30,586
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.54%	0.85%	[3]	0.79%	1.09%	[3]
Expenses After Fees Waived	0.49%	0.49%	[3]	0.74%	0.74%	[3]
Net Investment Income (Loss)	4.51%	6.56%	[3]	4.22%	6.38%	[3]
Portfolio Turnover Rate	81%	84%	[2]	81%	84%	[2]

[1]	Commencement of operations on June 1, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	43

Financial Highlights

	DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.57	$10.00		$10.57	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.58	0.60		0.55	0.58
Net Gain (Loss) on Investments (Realized and Unrealized)	0.23	0.52		0.23	0.52
Total from Investment Operations	0.81	1.12		0.78	1.10

Less Distributions:
Distributions from Net Investment Income	(0.58)	(0.52)		(0.55)	(0.50)
Distributions from Net Realized Gain	(0.10)	(0.03)		(0.10)	(0.03)
Total Distributions	(0.68)	(0.55)		(0.65)	(0.53)
Net Asset Value, End of Period	$10.70	$10.57		$10.70	$10.57
Total Return	7.96%	11.48%	[2]	7.71%	11.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$349,926	$106,227		$81,484	$26,277
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.95%	1.32%	[3]	1.20%	1.57%	[3]
Expenses After Fees Waived	0.95%	0.95%	[3]	1.20%	1.20%	[3]
Net Investment Income (Loss)	5.47%	5.85%	[3]	5.26%	5.66%	[3]
Portfolio Turnover Rate	177%	109%	[2]	177%	109%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

44	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Financial Highlights

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended March 31, 2012	Period Ended March 31, 2011[1]		Period Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I		Class A	Class A

Net Asset Value, Beginning of Period	$10.11	$10.00		$10.09	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.42	0.10		0.41	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.16)	0.02		(0.16)	—
Total from Investment Operations	0.26	0.12		0.25	0.10

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.01)		(0.32)	(0.01)
Distributions from Net Realized Gain	—	—		—	—
Total Distributions	(0.34)	(0.01)		(0.32)	(0.01)
Net Asset Value, End of Period	$10.03	$10.11		$10.02	$10.09
Total Return[5]	2.67%	1.24%	[2]	2.57%	1.02%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$85,073	$22,128		$42,261	$6,071
Ratios to Average Net Assets:
Expenses Before Fees Waived	1.51%	5.11%	[3]	1.76%	6.05%	[3]
Expenses After Fees Waived	1.09%	1.18%	[3]	1.34%	1.43%	[3]
Net Investment Income (Loss)	4.14%	3.57%	[3]	3.88%	3.57%	[3]
Portfolio Turnover Rate	48%	19%	[2]	48%	19%	[2]

[1]	Commencement of operations on December 20, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Total return does not include the effects of sales charges for Class A.

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2012	45

Financial Highlights

	DoubleLine Low Duration Bond Fund
	Period Ended March 31, 2012[1]	Period Ended March 31, 2012[1]
	Class I	Class N

Net Asset Value, Beginning of Period	$10.00	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.11	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.13	0.13
Total from Investment Operations	0.24	0.22

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.07)
Distributions from Net Realized Gain	—	—
Total Distributions	(0.08)	(0.07)
Net Asset Value, End of Period	$10.16	$10.15
Total Return[2]	2.44%	2.25%

Supplemental Data:
Net Assets, End of Period (000’s)	$132,117	$85,343
Ratios to Average Net Assets:
Expenses Before Fees Waived[3]	0.94%	1.19%
Expenses After Fees Waived[3]	0.47%	0.72%
Net Investment Income (Loss)[3]	2.10%	1.74%
Portfolio Turnover Rate[2]	46%	46%

[1]	Commencement of operations on September 30, 2011.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

46	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Notes to Financial Statements	March 31, 2012

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of five funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund (each a “Fund” and collectively the “Funds”). The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund and the DoubleLine Low Duration Bond Fund each offer two classes of shares, Class N shares and Class I shares. The DoubleLine Multi-Asset Growth Fund currently offers two classes of shares, Class A shares and Class I shares.

The DoubleLine Total Return Bond Fund and DoubleLine Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The DoubleLine Core Fixed Income Fund commenced operations on June 1, 2010. The DoubleLine Multi-Asset Growth Fund commenced operations on December 20, 2010. The DoubleLine Low Duration Bond Fund commenced operations on September 30, 2011.

The DoubleLine Total Return Bond Fund’s investment objective is to seek to maximize total return. The DoubleLine Core Fixed Income Fund’s investment objective is to seek to maximize current income and total return. The DoubleLine Emerging Markets Fixed Income Fund’s investment objective is to seek high total return from current income and capital appreciation. The DoubleLine Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation. The DoubleLine Low Duration Bond Fund’s investment objective is to seek current income.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Unobservable inputs developed using the reporting entity’s estimates and assumptions, which reflect those that market participants would use

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors value such securities based on one or more inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities, in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Annual Report	March 31, 2012	47

Notes to Financial Statements  (Cont.)

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of broker dealer quotations or pricing service valuations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of March 31, 2012, the Funds did not hold securities fair valued by the Valuation Committee.

The end of period timing recognition is used for the significant transfers between levels of the Funds’ assets and liabilities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 20121:

Valuation Inputs	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund
Investments in Securities
Level 1
Investment Companies and Exchange Traded Notes	$—	$—	$—	$27,409,238	$—
Affiliated Mutual Funds	—	—	—	38,936,532	—
Money Market Funds	449,263,587	33,587,138	2,002,538	20,517,998	23,637,921
Purchased Options	—	—	—	69,860	—
Total Level 1	449,263,587	33,587,138	2,002,538	86,933,628	23,637,921
Level 2
US Government / Agency Mortgage Backed Securities	9,044,932,798	523,510,952	—	9,989,547	5,859,688
Non-Agency Collateralized Mortgage Obligations	8,354,978,194	429,758,712	—	16,273,097	85,455,591
Other Short Term Investments	4,650,675,259	—	—	8,999,770	—
Collateralized Loan Obligations	30,157,581	—	—	—	6,758,634
US Government Bonds and Notes	—	417,505,884	—	—	16,146,488
US Corporate Bonds	—	356,283,011	—	—	39,058,880
Foreign Corporate Bonds	—	238,859,778	380,973,265	1,341,785	30,455,587
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	62,233,437	42,125,991	—	6,168,254
Purchased Options	—	—	—	596,665	—
Total Level 2	22,080,743,832	2,028,151,774	423,099,256	37,200,864	189,903,122
Level 3	—	—	—	—	—
Total	22,530,007,419	2,061,738,912	425,101,794	124,134,492	213,541,043
Other Financial Instruments
Level 1
Written Options	—	—	—	(195,813)	—
Futures Contracts	—	—	—	18,498	—
Total Level 1	—	—	—	(177,315)	—
Level 2
Written Options	—	—	—	(174,760)	—
Swaps	—	—	—	(96,835)	—
Total Level 2	—	—	—	(271,595)	—
Level 3	—	—	—	—	—
Total	—	—	—	(448,910)	—

See	the Schedule of Investments for further disaggregation of investment categories.
[1]	There were no significant transfers into and out of Level 1, 2, and 3 during the period ended March 31, 2012.

48	DoubleLine Funds

March 31, 2012

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2012 and 2011 for the Funds, are those that are open for exam by taxing authorities. As of March 31, 2012 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end March 31, 2012. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from the net investment income of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund and the DoubleLine Low Duration Bond Fund will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

G. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

H. Bases for Consolidation for the DoubleLine Multi-Asset Growth Fund. The DoubleLine Multi-Asset Growth Fund may invest up to 25% of its total assets in DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the DoubleLine Multi-Asset Growth Fund. The Subsidiary invests in commodity-related investments and other investments. As of March 31, 2012 net assets of the DoubleLine Multi-Asset Growth Fund were $127,333,303 which $8,751,327, or approximately 6.87%, represented the DoubleLine Multi-Asset Growth Fund’s ownership of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

I. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

Annual Report	March 31, 2012	49

Notes to Financial Statements  (Cont.)

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Funds with investment management services under an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.40%, 0.40%, 0.75%, 1.00% and 0.35% of the average daily net assets of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund, respectively.

The Adviser has contractually agreed to limit the DoubleLine Total Return Bond Fund’s and the DoubleLine Core Fixed Income Fund’s ordinary operating expenses so that their ratio of such expenses to average daily net assets will not exceed 0.49% for the Class I shares and 0.74% for the Class N shares through July 24, 2012. The Adviser has contractually agreed to limit the DoubleLine Emerging Markets Fixed Income Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.95% for the Class I shares and 1.20% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Multi-Asset Growth Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.20% for the Class I shares and 1.45% for the Class A shares. The Adviser has contractually agreed to limit the DoubleLine Low Duration Bond Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.47% for the Class I shares and 0.72% for the Class N shares. For the purposes of the expense limitation agreement between the Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each Fund’s expense limitation may be terminated during its term only by a majority vote of the disinterested Trustees of the Board of Trustees.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

For the period ended March 31, 2012, the Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated below:

Year of Expiration	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund
March 31, 2014	$1,235,309	$231,152	$210,883	$79,472	$—
March 31, 2015	1,594,218	461,517	—	270,424	206,049

If a Fund invested in an affiliate Fund sponsored by the Adviser during the period covered by this report the Adviser agreed to waive its management fee payable to the Fund in an amount equal to the investment advisory fees paid by the affiliated Fund in respect of the Fund’s investment in the affiliated fund; accordingly, the Adviser waived $79,948 in fees from the DoubleLine Multi-Asset Growth Fund for the period ended March 31, 2012.

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. The Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

50	DoubleLine Funds

March 31, 2012

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended March 31, 2012, were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost		Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$13,301,484,442	$1,575,194,945	$		$
DoubleLine Core Fixed Income Fund	2,051,562,906	51,034,772		482,275,543		671,600,399
DoubleLine Emerging Markets Fixed Income Fund	688,876,429	402,287,186		—		—
DoubleLine Multi-Asset Growth Fund (Consolidated)	111,740,412	24,425,264		—		127,500
DoubleLine Low Duration Bond Fund	189,820,226	19,503,872		54,490,875		22,664,160

1	U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds and notes.

6.  Income Tax Information

The tax character of distributions for the Funds were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2012	Period Ended March 31, 2011	Year Ended March 31, 2012	Period Ended March 31, 2011
Distributions Paid From:
Ordinary Income	$975,511,781	$257,826,323	$47,531,637	$4,596,918
Long Term Capital Gain	—	—	94,761	—
Total Distributions Paid	$975,511,781	$257,826,323	$47,626,398	$4,596,918

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)		DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2012	Period Ended March 31, 2011	Year Ended March 31, 2012	Period Ended March 31, 2011	Period Ended March 31, 2012
Distributions Paid From:
Ordinary Income	$14,886,871	$3,561,420	$2,831,326	$37,441	$970,453
Long Term Capital Gain	107,993	—	—	—	—
Total Distributions Paid	$14,994,864	$3,561,420	$2,831,326	$37,441	$970,453

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the period ended March 31, 2012.

The cost basis of investments for federal income tax purposes at March 31, 2012 was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund
Tax Cost of Investments	$22,213,442,003	$2,033,828,655	$417,960,200	$124,425,665	$212,780,850
Gross Tax Unrealized Appreciation	651,112,367	41,861,174	9,386,954	2,393,913	1,271,425
Gross Tax Unrealized Depreciation	(334,546,951)	(13,950,917)	(2,245,360)	(2,685,086)	(511,232)
Net Tax Unrealized Appreciation (Depreciation)	$316,565,416	$27,910,257	$7,141,594	$(291,173)	$760,193

As of March 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$316,565,416	$27,910,257	$7,141,594	$(291,173)	$760,193
Undistributed Ordinary Income	41,024,124	5,503,110	1,355,730	204,776	220,990
Total Distributable Earnings	41,024,124	5,503,110	1,355,730	204,776	220,990
Other Accumulated Gains / (Losses)	(183,493,700)	(2,466,468)	(943,511)	(775,333)	(46,615)
Total Accumulated Earnings	$174,095,840	$30,946,899	$7,553,813	$(861,730)	$934,568

Annual Report	March 31, 2012	51

Notes to Financial Statements  (Cont.)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

At March 31, 2012, the following capital loss carryforwards were available:

	Capital Loss Carryforwards	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	70,828,118	Indefinite
DoubleLine Multi-Asset Growth Fund (Consolidated)	261,387	Indefinite

At March 31, 2012, the following Funds deferred, on a tax basis, Qualified Late-year losses of:

DoubleLine Total Return Bond Fund	$71,622,269
DoubleLine Core Fixed Income Fund	50,635
DoubleLine Emerging Markets Fixed Income Fund	334,411
DoubleLine Multi-Asset Growth Fund (Consolidated)	199,835
DoubleLine Low Duration Bond Fund	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to paydown losses and foreign currency gains/losses. For the period ended March 31, 2012, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$125,211,144	$(125,211,144)	$—
DoubleLine Core Fixed Income Fund	3,404,320	(3,404,320)	—
DoubleLine Emerging Markets Fixed Income Fund	—	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	62,812	(269,375)	206,563
DoubleLine Low Duration Bond Fund	98,829	(98,829)	—

52	DoubleLine Funds

March 31, 2012

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund		DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)			DoubleLine Low Duration Bond Fund
	Class I		Class I		Class I		Class I			Class I
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold	1,196,869,026	$13,349,906,154	144,954,636	$1,588,562,387	32,395,870	$340,341,359	8,922,206	$89,844,524		16,645,825	$168,385,785
Reinvested Dividends	42,523,124	472,648,712	2,139,333	23,446,409	666,030	6,980,378	149,317	1,491,733		55,669	564,351
Shares Redeemed	(181,601,121)	(2,024,481,524)	(22,556,382)	(248,093,938)	(10,395,827)	(108,757,093)	(2,777,632)	(27,967,424	)*	(3,700,746)	(37,558,851)
	1,057,791,029	$11,798,073,342	124,537,587	$1,363,914,858	22,666,073	$238,564,644	6,293,891	$63,368,833		13,000,748	$131,391,285
Beginning Shares	395,164,769		15,107,569		10,052,404		2,189,828			—
Ending Shares	1,452,955,798		139,645,156		32,718,477		8,483,719			13,000,748
	Class N		Class N		Class N		Class A			Class N
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold	494,412,639	$5,512,030,649	55,840,624	$610,633,684	9,479,006	$100,456,674	4,600,765	$46,348,389		8,666,652	$87,794,991
Reinvested Dividends	18,314,285	203,475,887	982,139	10,764,917	253,703	2,660,646	85,668	854,747		24,470	247,871
Shares Redeemed	(99,967,753)	(1,113,770,812)	(10,965,012)	(120,555,034)	(4,600,643)	(48,475,125)	(1,068,873)	(10,729,059	)*	(286,894)	(2,908,505)
	412,759,171	$4,601,735,724	45,857,751	$500,843,567	5,132,066	$54,642,195	3,617,560	$36,474,077		8,404,228	$85,134,357
Beginning Shares	135,028,484		2,924,474		2,486,189		601,490			—
Ending Shares	547,787,655		48,782,225		7,618,255		4,219,050			8,404,228

*	Net of redemption fees of $ 26,699 and $ 25,331 for Class I and A, respectively

8.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table below. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations may serve as indicators of the volume of financial derivative activity for the Funds for the period covered by this report.

Futures Contracts  The Funds may use futures contracts for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes or sells an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid

Annual Report	March 31, 2012	53

Notes to Financial Statements  (Cont.)

on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The activity in written options during the year ended March 31, 2012, is as follows:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Number of Contracts	Premium Amount
Outstanding, Beginning of Period	—	$—
Options Written	15,009,028	763,198
Options Expired	(3,890)	(135,559)
Options Exercised	(808)	(47,990)
Options Closed	(1,250)	(239,047)
Outstanding, End of Period	15,003,080	$340,602

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit Default Swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statement of Operations.

The Funds’ derivative instrument holdings and their primary risk exposures are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended March 31, 2012 is as follows:

Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchase Options
	Equity	Net Unrealized Appreciation (Depreciation) in Unaffiliated Securities	$(363,749)

	Written Options
	Commodity		$(79,021)
	Exchange Rate		49,050
		Net Unrealized Appreciation (Depreciation) in Unaffiliated Securities	$(29,971)

	Futures contracts
	Commodity		$(27,018)
	Exchange Rate		45,516
		Net Unrealized Appreciation (Depreciation) on Futures	$18,498

54	DoubleLine Funds

March 31, 2012

Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)

	Swap contracts
	Credit Default		$(44,444)
	Total Return		(52,391)
		Net Unrealized Appreciation (Depreciation) on Swaps	$(96,835)

*	See the Schedule of Investments for further details.

The effect of derivative instruments on the Statements of Operations for the period ended March 31, 2012:

Fund	Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives	Chage in Unrealized Appreciation (Depreciation) on Derivatives
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchase Options
	Equity	Net Realized and Unrealized Gain (Loss) on Unaffilated Securities	$(272,291)	$(370,267)

	Written Options
	Commodity		$115,614	$(79,021)
	Equity		22,492	—
	Exchange Rate		—	49,050
		Net Realized and Unrealized Gain (Loss) on Unaffilated Securities	$138,106	$(29,971)

	Futures contracts
	Commodity		$29,631	$(27,877)
	Exchange Rate		(400,924)	$53,065
		Net Realized and Unrealized Gain (Loss) on Futures	$(371,293)	$25,188

	Swap contracts
	Credit Default		$(189,519)	$(27,480)
	Total Return		282,958	$(52,391)
		Net Realized and Unrealized Gain (Loss) on Swaps	$93,439	$(79,871)

9.  Credit Facility

U.S. Bank, N.A. has made available to the DoubleLine Total Return Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund an uncommitted credit facility for short term liquidity in connection with shareholder redemptions. Borrowings under this credit facility bear interest at the bank’s prime rate less 0.50%. As of March 31, 2012 the maximum amounts available were $300,000,000, $50,000,000, $5,000,000, $6,000,000, $5,000,000 for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund respectively. For the period ending March 31, 2012, the average borrowings and interest rate were $6,831 and 2.75%, respectively for the DoubleLine Emerging Markets Fixed Income Fund. The maximum amount outstanding during the period ended March 31, 2012 was $500,000 for the DoubleLine Emerging Markets Fixed Income Fund. Interest expense amounted to $191 for the period ending March 31, 2012 for the DoubleLine Emerging Markets Fixed Income Fund. There were no borrowings under this credit facility for the period ending March 31, 2012 for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund, respectively.

10.  Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

Annual Report	March 31, 2012	55

Notes to Financial Statements  (Cont.)

•	affiliated fund risk: the risk that the Adviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the Adviser or in a fund managed by an unaffiliated manager, and may have an economic or other incentive to select the fund managed by it over another fund.

•	asset allocation risk: the risk that a Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and underlying funds and that such allocation will focus on asset classes, underlying funds, or investments that perform poorly or underperform other asset classes, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of one or more commodities, which may be extremely volatile and difficult to value, risk of possible illiquidity, and the risks and costs associated with delivery, storage, and maintenance of precious metals or minerals or other commodity-related investments.

•	debt securities risk:

(	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

(

interest rate risk:  the risk that debt securities will decline in value because of increases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries.

•	equity issuer risk: the risk that the value of a company’s stock will decline in value in response to factors affecting that company, that company’s industry, or the market generally.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to credit risk generally to the same extent as debt securities.

•	financial services risk: the risk associated with the financial services industry being subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services industry depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to risks that may impact the value of investments in the industry more severely than investments outside the industry. Businesses in the financial services industry often operate with substantial financial leverage.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by the market conditions, currencies, and the economic and political climates in the foreign countries in which the Fund invests.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to changes in actual or anticipated changes in inflation rates, in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risk generally to the same extent as other similar debt securities.

•	investment company and exchange traded fund risk: the risk that an investment company, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategy effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

56	DoubleLine Funds

March 31, 2012

•	liquidity risk: the risk that low trading volume, lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable prices.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of a Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable short-term capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change as the prices of its investments go up or down.

•	real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on the adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for a Fund. While the portfolio managers of the Funds have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar and intend to use similar analytical methods to identify potential investments for the Funds, the past experience of the portfolio managers does not guarantee future results for the Adviser.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform other funds investing in similar asset classes or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities or sectors for investment.

•	short sales risk: the risk that a security a Fund has sold short increases in value.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in instruments that do not generate “qualifying income” must be limited to a maximum of 10% of the Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so involve credit risk greater than investments in other types of U.S. Government securities.

11.  Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “ Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (”IFRS“)”. ASU 2011-04 includes common

Annual Report	March 31, 2012	57

Notes to Financial Statements  (Cont.)

requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the disclosure implications of ASU 2011-04 on the financial statements.

12.  Legal Proceedings

The litigation with Trust Company of the West involving the Trust, the Adviser, and certain key employees of the Adviser described in the Funds’ Prospectuses has been fully settled among the parties. The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

58	DoubleLine Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund and DoubleLine Multi-Asset Growth Fund (Consolidated) (constituting DoubleLine Funds Trust, hereafter referred to as the “Funds”) at March 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented for the DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Core Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, and from September 30, 2011 (Commencement of Operations) to March 31, 2012 for DoubleLine Low Duration Bond Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 29, 2012

Annual Report	March 31, 2012	59

Shareholder Expenses	(Unaudited)

Example

As a shareholder of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund (each a “Fund” and collectively the “Funds”), you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio	Beginning Account Value	Ending Account Value 3/31/12	Expenses Paid During Period *[1]	Ending Account Value 3/31/12	Expenses Paid During Period *[1]
DoubleLine Total Return Bond Fund	Class I	0.49%	$1,000	$1,036	$2.48	$1,022	$2.46
	Class N	0.74%	$1,000	$1,034	$3.74	$1,021	$3.72
DoubleLine Core Fixed Income Fund	Class I	0.49%	$1,000	$1,038	$2.48	$1,022	$2.46
	Class N	0.74%	$1,000	$1,037	$3.75	$1,021	$3.72
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.95%	$1,000	$1,098	$4.96	$1,020	$4.77
	Class N	1.20%	$1,000	$1,096	$6.25	$1,019	$6.02
DoubleLine Multi-Asset Growth Fund	Class I	1.20%	$1,000	$1,021	$6.03	$1,019	$6.02
	Class A	1.45%	$1,000	$1,022	$7.29	$1,018	$7.27
DoubleLine Low Duration Bond Fund	Class I	0.47%	$1,000	$1,024	$2.37	$1,023	$2.36
	Class N	0.72%	$1,000	$1,023	$3.62	$1,021	$3.62

* The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

1 Reflects fee waiver and expense limitation arrangements in effect during the period

60	DoubleLine Funds

(Unaudited)

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2012

	1 Year	Since Inception (4/6/2010)
DoubleLine Total Return Bond Fund Class I	10.18	14.77%
Barclays Capital U.S. Aggregate Bond Index*	7.71	6.76%

DoubleLine Total Return Bond Fund Class N	9.83	14.47%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2012	61

(Unaudited) March 31, 2012

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns[1] As of March 31, 2012
	1 Year	Since Inception (6/1/2010)
DoubleLine Core Fixed Income Fund Class I	11.19	11.57%
Barclays Capital U.S. Aggregate Bond Index*	7.71	5.92%

DoubleLine Core Fixed Income Fund Class N	10.85	11.28%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

62	DoubleLine Funds

(Unaudited)

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns[1] As of March 31, 2012
	1 Year	Since Inception (4/6/2010)
DoubleLine Emerging Markets Fixed Income Fund Class I	7.96	9.79%
JP Morgan EMBI Global Diversified Index**	10.94	9.72%

DoubleLine Emerging Markets Fixed Income Fund Class N	7.71	9.54%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
**	This index is an uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2012	63

(Unaudited) March 31, 2012

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2012

	1 Year	Since Inception (12/20/2010)
DoubleLine Multi-Asset Growth Fund Class I	2.67	3.07%
Blended Benchmark	3.90	6.40%

DoubleLine Multi-Asset Growth Fund (with load) Class A	-1.79	-0.62%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
***

Blended Benchmark: 60% Barclays Capital U.S. Aggregate/ 25% Morgan Stanley Capital International All Country World Index/ 15% S&P Goldman Sachs Commodity Total Return Index. The Barclays Capital U.S. Aggregate index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Standard & Poor’s/Goldman Sachs Commodity Total Return Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. This index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the index a valuable economic indicator and commodities market benchmark. The Morgan Stanley Capital International All Country World Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

64	DoubleLine Funds

(Unaudited)

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns[1] As of March 31, 2012
Since Inception (9/30/2011)
DoubleLine Low Duration Bond Fund Class I	2.44%
BofA Merrill Lynch 1-3 year Treasury Index	0.11%

DoubleLine Low Duration Bond Fund Class N	2.25%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
****	The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2012	65

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited)

At the February 29, 2012 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine” or the “Adviser”) and the Trust, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, and the DoubleLine Multi-Asset Growth Fund (each, a “Fund” and, collectively, the “Funds”), for an additional one-year period starting March 25, 2012.

The Trustees meet over the course of the year with investment advisory personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the investment program and performance of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after a comprehensive evaluation of all of the information provided to the Trustees, both at the February 29, 2012 meeting and at prior meetings. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Independent Trustees and the Funds, and the Independent Trustees met separately from management in making their assessment of the Advisory Agreement arrangements, including in an executive session with counsel to the Independent Trustees.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds and a variety of other services, including, among others, a number of back-offices services, shareholder services, administration services, valuation services, and compliance services. The Board also considered that DoubleLine makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. At their meetings since their initial approval of the Advisory Agreements, the Trustees heard reports from, and reviewed information provided by, DoubleLine’s and the Funds’ officers, including the Funds’ Chief Compliance Officer, regarding, the services described above as well as DoubleLine’s and the Funds’ compliance programs. The Trustees noted the considerable experience and capability of the DoubleLine team and considered a statement by a representative of the Adviser that DoubleLine is aware of the challenges posed by the Funds’ rapid growth and is prepared to devote the resources necessary to continue to provide a high level of expertise and service to the Funds, and that such expertise and service has benefited and reasonably could be expected to benefit the Funds’ shareholders. The Board considered the difficulty of managing bond funds, noting that managing bond funds requires a portfolio management team to balance a number of factors, including (but not limited to) varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts and net new issuance in the bond market. Based on these considerations and others, the Trustees concluded that they were satisfied with the nature and the quality of the services provided to the Funds under the Advisory Agreements.

The Trustees considered DoubleLine’s representation that it has attempted to set its management fees at rates that reflect market levels generally, and that reflect the experience and expertise DoubleLine brings to managing the Funds. The Trustees reviewed reports provided by Strategic Insight, which showed that the net management fees paid by the Total Return Bond Fund and the Core Fixed Income Fund were significantly below those Funds’ expense group medians, and that, although there were brief periods of relative underperformance, the performance for each of those Funds had generally been favorable. The Trustees noted that the net management fee paid by the Emerging Markets Fixed Income Fund was relatively high compared to its expense group peers, though not the highest of the peer funds, and that the Fund had achieved second-quartile relative performance for the one-year period ending December 31, 2011. The Trustees also noted that the net management fee for the Multi-Asset Growth Fund compared very favorably to that Fund’s expense group peers, due principally to the substantial fee waivers incurred by DoubleLine. The Trustees concluded that the fees paid by the Funds to DoubleLine were generally reasonable in light of the services provided, the quality of the portfolio management teams, and the Funds’ performance to date. In the course of their discussion, the Trustees met with a representative of the Strategic Insight organization to discuss the performance and expense information provided and the methodology used in assembling and presenting that information.

The Trustees considered information relating to the fees charged by DoubleLine to clients other than the Funds, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser. The Trustees took into account the Adviser’s statement that each of the Funds pays fees at the same rate as the standard rates charged by DoubleLine to clients with comparable investment strategies generally, with the exception of the Emerging Markets Fixed Income Fund, which pays a higher rate. The Trustees considered that DoubleLine’s standard fee schedules for each of the relevant investment strategies incorporate at least one breakpoint, with the exception of the investment strategy used by the Multi-Asset Growth Fund, which is the only account managed by DoubleLine that uses that strategy. The Trustees considered that DoubleLine had also explained that the administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients, including institutional accounts, such as endowments, foundations and retirement or pension plans, noting too, that such arrangements typically entail different contractual obligations. The Trustees also took into account DoubleLine’s representation that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others are less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed financial information provided to them by DoubleLine, including actual financial information for 2011 and projected information for 2012, regarding the Adviser’s operating costs and profitability. The Trustees also reviewed information regarding the profitability to DoubleLine of its service arrangements with the Funds, both before and after distribution expenses. The Trustees considered DoubleLine’s representation that it continues to invest in its business to maintain high quality services for the Funds and does not engage in contractual soft-dollar arrangements.

66	DoubleLine Funds

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited)

The Trustees discussed with DoubleLine whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees considered DoubleLine’s statement that it did not believe that implementation of breakpoints or fee reductions would be appropriate at this time for a number of reasons. For example, DoubleLine noted that both the Total Return Bond Fund and the Core Fixed Income Fund already pay net management fees that are well below those Funds’ respective peer medians, and the levels of profitability of both Funds to DoubleLine are reasonable and in line with or below what DoubleLine understands to be industry norms. The Trustees also considered that DoubleLine was still heavily subsidizing the expenses of the Multi-Asset Growth Fund. In addition, the Trustees noted that, although DoubleLine’s profitability was higher in respect of the Emerging Markets Fixed Income Fund as compared to the other Funds, DoubleLine believed that the Emerging Markets Fixed Income Fund had not yet achieved economies of scale beyond those that DoubleLine anticipated it would achieve when it proposed the Fund’s current advisory fee schedule, and that DoubleLine was still waiving a portion of its advisory fee as to that Fund. After considering the information provided, the Trustees concluded that the profitability of the Funds to DoubleLine did not appear excessive or such as to preclude renewal of the Advisory Agreements and that, for the reasons noted, it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time.

On the basis of these considerations, the Trustees determined to approve the Advisory Agreements for an additional one-year period.

Annual Report	March 31, 2012	67

Federal Tax Information	(Unaudited)

For the fiscal year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund	11.29%
DoubleLine Low Duration Bond Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2012 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund	11.29%
DoubleLine Low Duration Bond Fund	0.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	7.14%
DoubleLine Emerging Markets Fixed Income Fund	14.81%
DoubleLine Multi-Asset Growth Fund	0.00%
DoubleLine Low Duration Bond Fund	0.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

68	DoubleLine Funds

Trustees and Officers	(Unaudited)

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(3)	Other Directorships Held by Trustee

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since Inception	Consultant with Remo Consultants. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities, LLC.	6	None

John C. Salter, 1957	Trustee	Indefinite/Since Inception	California Desk Manager/Broker of ChapDelaine & Co. Formerly, Partner at Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	6	None

Robert J. Untracht, 1949	Trustee	Indefinite/Since Inception	Financial Reporting Consultant with International Lease Finance Corporation.	6	None(2)

Raymond B. Woolson, 1958	Trustee	Indefinite/Since Inception	President of Apogee Group, Inc., a company providing financial consulting services.	6	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Formerly, a member of the Board of Directors of SM&A, Inc. (a publicly traded company).

(3) Includes DoubleLine Opportunistic Credit Fund, a closed-end fund.

The following Trustees are “interested persons” of the Trust as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Age(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since Inception	Chief Executive Officer at DoubleLine Capital LP (since December 2009); prior thereto, Chief Investment Officer, Group Managing Director and President at TCW Group.	5	None

Philip A. Barach, 1952	Trustee	Indefinite/Since Inception	President at DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director at TCW Group.	5	None

(1) The address of each Interested Trustee is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	President at DoubleLine Funds Trust (since January 2010); prior thereto, President and CEO of TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Earl Lariscy, 1966	Chief Compliance Officer	Indefinite/Since June 2010	General Counsel at DoubleLine Capital LP (since April 2010); prior thereto, Director at Barclay’s Capital and Agency General Manager of Barclay Bank PLC’s California based banking operations beginning in October 2007. Prior to Barclays, Mr. Lariscy served as Associate General Counsel to TCW Group since January 2006 and worked as an attorney in the New York office of Linklaters prior to joining TCW Group.

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Chief Operating Officer at DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director at TCW Group.

Susan Nichols, 1962	Treasurer	Indefinite/Since August 2010	Assistant Treasurer at DoubleLine Funds Trust (since January 2010); prior thereto, Senior Vice President at TCW Group.

(1) The address of each officer is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

Annual Report	March 31, 2012	69

Information About Proxy Voting	(Unaudited)

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About The Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

70	DoubleLine Funds

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11(877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Annual Report	March 31, 2012	71

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert J. Untracht is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$341,500	$215,000
Audit-Related Fees	N/A	N/A
Tax Fees	$20,000	$27,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2012	FYE 3/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%

All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule	of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Funds Trust

By (Signature and Title)*/s/ Ronald R. Redell

Ronald R. Redell, President

Date June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ronald R. Redell

Ronald R. Redell, President

Date June 7, 2012

By (Signature and Title)* /s/ Susan Nichols
Susan Nichols, Treasurer

Date June 7, 2012

* Print the name and title of each signing officer under his or her signature.